UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	☒

Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

OBLONG, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

OBLONG, INC.

110 16th Street, Suite 1400-1024

Denver, Colorado 80202

November 4, 2025

Dear Stockholder:

We are pleased to invite you to the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Oblong, Inc. (the “Company”), which will be held at 11:30 AM MST on December 17, 2025, at the offices of Arnold & Porter Kaye Scholer LLP, located at 1144 Fifteenth Street, Suite 3100, Denver, Colorado 80202.

At the Annual Meeting, you will be asked to:

(1)	elect four members of the Company’s Board of Directors to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified;

(2)

approve a proposed amendment to the Company's 2019 Equity Incentive Plan to (i) increase the number of shares available for grant of awards by 2,000,000 shares and (ii) to incorporate provisions for annual increases under the 2019 Incentive Plan on the first day of each calendar year, beginning on January 1, 2026 and ending on January 1, 2029, equal to 5% of the total shares of our common stock outstanding on the last day of the immediately preceding calendar year (the "Evergreen Provision");

(3)	ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

(4)	approve the Company's redomestication to the State of Nevada by conversion;

(5)	conduct an advisory vote to indicate how frequently stockholders believe we should conduct an advisory vote on the compensation of our named executive officers;

(6)	approve, on an advisory and non-binding basis, executive compensation as described in the proxy statement;

(7)	consider and vote upon an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1, 2, 3, or 4; and

(8)	transact other business as may properly come before the Annual Meeting.

The enclosed Notice and Proxy Statement contain complete information about the matters to be considered at the Annual Meeting. We are also enclosing our 2024 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the "SEC") on March 18, 2025. Copies of these materials are also available for review at www.oblong.com/company/investor-relations or may be mailed to you free of charge by requesting a copy from us at 303-640-3838 or mailing a request to the Oblong Investor Relations department located at Oblong, Inc., 110 16th Street, Suite 1400-1024, Denver, Colorado 80202. The Proxy Statement and our 2024 Annual Report on Form 10-K are also available for viewing, printing, and downloading at www.proxyvote.com.

Whether or not you expect to attend the Annual Meeting in person, we urge you to complete, date, sign, and return the proxy card in the enclosed envelope or submit your proxy by telephone or internet, so that your shares will be represented and voted at the Annual Meeting.

Sincerely,

/s/ Peter Holst Peter Holst Chairman, President, and Chief Executive Officer of Oblong, Inc.

This proxy statement is dated November 4, 2025, and is first being mailed to stockholders of the Company on or about November 12, 2025.

OBLONG, INC.

110 16th Street, Suite 1400-1024,

Denver, Colorado 80202

NOTICE OF THE 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 17, 2025

To our Stockholders:

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Oblong, Inc. (the “Company”, “Oblong”, “we” or “our”), will be held at 11:30 AM MST on December 17, 2025, at the offices of Arnold & Porter Kaye Scholer LLP, located at 1144 Fifteenth Street, Suite 3100, Denver, Colorado 80202, for the following purposes:

(1)	to elect four members of the Company’s Board of Directors to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified;

(2)

approve a proposed amendment to the Company's 2019 Equity Incentive Plan to (i) increase the number of shares available for grant of awards by 2,000,000 shares and (ii) to incorporate provisions for annual increases under the 2019 Incentive Plan on the first day of each calendar year, beginning on January 1, 2026 and ending on January 1, 2029, equal to 5% of the total shares of our common stock outstanding on the last day of the immediately preceding calendar year (the "Evergreen Provision");

(3)	to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

(4)	approve the Company's redomestication to the State of Nevada by conversion;

(5)	conduct an advisory vote to indicate how frequently stockholders believe we should conduct an advisory vote on the compensation of our named executive officers;

(6)	approve, on an advisory and non-binding basis, executive compensation as described in the proxy statement;

(7)	consider and vote upon an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1, 2, 3, or 4; and

(8)	to transact other business as may properly come before the Annual Meeting.

WHO MAY VOTE:

Stockholders of record of our Common Stock as of the close of business on October 31, 2025, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting, or any adjournment or postponement thereof. A list of stockholders will be available at the Annual Meeting and during the 10 days prior to the Annual Meeting at our principal executive offices located at 110 16th Street, Suite 1400-1024, Denver, Colorado 80202. All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote and submit your proxy by internet, telephone or mail to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the Annual Meeting.

To ensure your representation at the Annual Meeting, please complete and return the enclosed proxy card or submit your proxy by telephone or through the internet. Please submit your proxy promptly, whether or not you expect to attend the Annual Meeting. Submitting a proxy now will not prevent you from being able to vote in person at the Annual Meeting.

The Oblong Board of Directors recommends that you vote “FOR” each of the proposals in this proxy statement.

By order of the Board of Directors,

/s/ David Clark

David Clark Chief Financial Officer, Treasurer, and Corporate Secretary of Oblong, Inc.

YOUR PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

WE URGE YOU TO COMPLETE, SIGN, DATE, AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD OR TO VOTE BY TELEPHONE OR INTERNET.

OBLONG, INC.

110 16TH STREET, SUITE 1400-1024,

DENVER, COLORADO 80202

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement (this “Proxy Statement”), along with the accompanying Notice of the 2025 Annual Meeting of Stockholders (the “Notice”), contains information about the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Oblong, Inc., including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 11:30 AM MST on December 17, 2025, at the offices of Arnold & Porter Kaye Scholer LLP, located at 1144 Fifteenth Street, Suite 3100, Denver, Colorado 80202. Directions to the Annual Meeting can be obtained by telephoning us at 303-640-3838. In this Proxy Statement, we refer to Oblong, Inc. as “we,” “our,” “us,” “Oblong,” or “the Company.”

This Proxy Statement relates to the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting.

On or about November 12, 2025, we will send this Proxy Statement, the attached Notice, and the enclosed proxy card to all stockholders entitled to vote at the Annual Meeting. Although not part of the Proxy Statement, we will also send along with this Proxy Statement our 2024 Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2024.

Important Notice Regarding the Availability of Proxy Materials for Our Annual Meeting to Be Held on December 17, 2025:

This Proxy Statement and our 2024 Annual Report on Form 10-K are available for viewing, printing, and downloading at www.proxyvote.com. We are providing a copy of our Annual Report on Form 10-K for the year ended December 31, 2024, with the accompanying proxy materials. Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2024, on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov or on our website at www.oblong.com/company/investor-relations.

Record Date and Voting Securities

Only holders of record of our common stock (“Common Stock”) as of the close of business on October 31, 2025 (the “Record Date”) are entitled to vote at the Annual Meeting. As of the Record Date, 3,207,210 shares of Common Stock were issued and outstanding. Each holder of Common Stock is entitled to cast one vote per share of Common Stock held by such holder on each matter to be presented at the Annual Meeting.

Quorum

A quorum is present at the Annual Meeting if one-third (1/3) of the shares of our capital stock issued and outstanding and entitled to vote at the Annual Meeting on the Record Date are represented in person or by proxy. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

For purposes of determining the presence of a quorum, abstentions, broker "non-votes," and with respect to the election of directors, “withhold” votes will be treated as shares that are present. An abstention is the voluntary act of not voting by a stockholder who is present in person or by proxy at the Annual Meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner.

Voting Procedures

Stockholders have the option to vote by telephone, internet, or mail by following the instructions on the attached proxy card. WE ENCOURAGE YOU TO RECORD YOUR VOTE BY TELEPHONE OR INTERNET. These voting methods are convenient and save significant postage and processing costs. In addition, when you vote by telephone or internet prior to the meeting date, your vote is recorded immediately, and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted.

Internet. Vote over the internet at www.proxyvote.com, the website for internet voting. Simply follow the instructions on your proxy card, and you can confirm that your vote has been properly recorded. If you vote on the internet, you can request electronic delivery of future proxy materials. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 PM EST on December 16, 2025.

Telephone. Vote by telephone by following the instructions on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your vote has been properly recorded. Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 PM EST on December 16, 2025.

Mail. If you received a proxy card by mail, vote by mail by completing, signing, dating, and returning your proxy card in the pre-addressed, postage-paid envelope provided. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed without indicating how you want to vote, then your proxy will be voted as recommended by the Board of Directors. If mailed, your completed and signed proxy card must be received by December 16, 2025.

Meeting. Please see “Questions and Answers about the Oblong Annual Meeting - How can I vote my shares in person at the Annual Meeting?” for more information regarding voting at the Annual Meeting.

Shares Held in “Street Name”

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

If you are the beneficial owner of shares held in the name of a broker, bank or other nominee and do not provide that broker, bank or other nominee with voting instructions in the proxy card, your broker may vote your shares only with respect to certain matters considered routine. For any matters that are not routine for which you do not provide voting instructions in the proxy card, your shares will constitute “broker non-votes” and are not considered entitled to vote on that proposal. With respect to the matters being voted on at the Annual Meeting, your broker has discretionary authority to vote your shares in the absence of instructions from you only on the ratification of the selection of the Company’s independent registered public accounting firm. As a result, broker non-votes should not exist with respect to this proposal. Your broker does not have discretionary authority to vote your shares in the election of directors if you do not furnish instructions on such matters. Thus, assuming that a quorum is obtained, any broker non-votes will not affect the outcome of the election of the Board of Directors. The approval of the Amendment to the Company's 2019 Equity Incentive Plan, and the redomestication of the Company to the State of Nevada by conversion.

Voting Requirements for Approval

Item One—Election of Directors: Pursuant to our Amended & Restated Bylaws (the “bylaws”), a plurality of the votes duly cast at the Annual Meeting is required for the election of directors. You may vote “FOR” or “WITHHOLD” authority to vote on this Proposal. The persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. Broker non-votes and withheld votes, if any, are not counted as votes cast and will have no effect on the outcome of this election.

Item Two—Amendment to the Company's 2019 Equity Incentive Plan: To be approved by stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. Broker non-votes, if any, are not entitled to vote on this proposal and will have no effect on the outcome of this proposal.

Item Three—Ratification of Appointment of Independent Registered Public Accounting Firm: To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal and marked "ABSTAIN." A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal and establishing a quorum. Accordingly, an abstention will have the effect of a vote against the proposal. On this proposal, brokers will have discretionary authority to vote in the absence of timely instructions from their customers. As a result, broker non-votes should not exist with respect to this proposal.

Item Four—Approve the Company's redomestication to the State of Nevada by conversion: To be approved by stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our outstanding capital stock and entitled to vote thereon, voting as a single class. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. To be approved, the shares voted "FOR" this proposal must exceed the number voted "AGAINST" this proposal. A properly executed proxy marked "ABSTAIN" will not be voted. Accordingly, an abstention will have the effect of a vote against the proposal. Broker non-votes, if any, will have the effect of a vote against this proposal.

Item Five—Advisory Vote on the Frequency of Advisory Votes on Executive Compensation: Pursuant to this non-binding advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation, stockholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: ONE YEAR, TWO YEARS, THREE YEARS, or ABSTAIN. The option receiving the vote of a plurality of the shares present in person or represented by proxy at the Annual Meeting will be considered by the Board as the preference of Oblong's stockholders, on a non-binding, advisory basis. A properly executed proxy marked “ABSTAIN” will not be voted and will have no effect on the outcome of this proposal. Broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal.

Item Six—Advisory Approval of Executive Compensation: Pursuant to our by-laws, the vote of the holders of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class, is required for the approval, on an advisory and non-binding basis, of the executive compensation as described in this Proxy Statement. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this Proposal. To be approved, the shares voted “FOR” the proposal must exceed the number voted “AGAINST” the Proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the Proposal. Accordingly, an abstention will have the effect of a vote against the Proposal. Broker non-votes, if any, are not counted as entitled to vote on this proposal and will have no effect on the outcome of this proposal. On this proposal, brokers will not have discretionary authority to vote in the absence of timely instructions from their customers. Broker non-votes will have no effect on the proposal because they are not "entitled to vote" on the matter.

Item Seven—Adjournment of Annual Meeting. To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. Broker non-votes, if any, are not counted as entitled to vote on this proposal and will have no effect on the outcome of this proposal.

Solicitation and Revocation

After you have submitted a proxy, you may change your vote at any time before the proxy is exercised by submitting a notice of revocation or a proxy bearing a later date. Regardless of whether you voted using a traditional proxy card, by telephone or by internet, you may use any of these methods to change your vote. You may change your vote either by submitting a proxy card prior to the date of the Annual Meeting or by voting again prior to the time at which the telephone and internet voting facilities close by following the procedures applicable to those methods of voting. In each event, the later submitted vote will be recorded and the earlier vote revoked. You may also revoke a proxy by voting in person at the Annual Meeting. Your attendance at the Annual Meeting will not, by itself, constitute revocation of a proxy.

Oblong will bear the cost of the solicitation of proxies from its stockholders, including the cost of preparing, assembling, and mailing the proxy solicitation materials. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies from stockholders by telephone or other electronic means or in person, but no such person will be specifically compensated for such services. We will cause brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of stock held of record by such persons. We will reimburse such custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses in doing so. We have engaged Broadridge Financial Solutions to aid in the distribution of the proxy materials and will reimburse their related reasonable out-of-pocket expenses.

QUESTIONS AND ANSWERS ABOUT THE OBLONG ANNUAL MEETING

Q.	Who is entitled to vote at the Annual Meeting?

A.    Holders of record of our Common Stock at the close of business on October 31, 2025, which we refer to as the “Record Date,” are entitled to cast one vote per share of Common Stock held by such holder on each matter to be presented at the Annual Meeting. As of the filing of this Proxy Statement, 3,207,210 shares of Common Stock were issued and outstanding.

Q.	What is the purpose of the Annual Meeting?

A.	At the Annual Meeting, stockholders will consider and vote upon the following matters:

(1)	to elect four members of the Company’s Board of Directors to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified;

(2)

approve a proposed amendment to the Company's 2019 Equity Incentive Plan to increase the number of shares available for the grant of awards by 2,000,000 shares and to incorporate the Evergreen Provision;

(3)	to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

(4)	approve the Company's redomestication to the State of Nevada by conversion;

(5)	conduct an advisory vote to indicate how frequently stockholders believe we should conduct an advisory vote on the compensation of our named executive officers;

(6)	approve, on an advisory and non-binding basis, executive compensation as described in the proxy statement;

(7)	consider and vote upon an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1, 2, 3, or 4; and

(8)	to transact other business as may properly come before the Annual Meeting.

Q.	How can I access the proxy materials over the internet?

A.    Your proxy card will contain instructions on how to view our proxy materials on the internet. Our proxy materials are also available on our website at: www.Oblong.com.

Q.	How can I vote my shares?

A.	You may vote by any of the following four methods:

(1)

Internet. Vote over the internet at www.proxyvote.com, the website for internet voting. Simply follow the instructions on your proxy card, and you can confirm that your vote has been properly recorded. If you vote on the internet, you can request electronic delivery of future proxy materials. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 PM EST on December 16, 2025.

(2)

Telephone. Vote by telephone by following the instructions on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your vote has been properly recorded. Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 PM EST on December 16, 2025.

(3)

Mail. If you received a proxy card by mail, vote by mail by completing, signing, dating, and returning your proxy card in the pre-addressed, postage-paid envelope provided. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed without indicating how you want to vote, then your proxy will be voted as recommended by the Board of Directors. If mailed, your completed and signed proxy card must be received by December 16, 2025.

(4)	Meeting. If you are a stockholder of record of Common Stock as of October 31, 2025, you may attend and vote at the Annual Meeting on December 17, 2025.

If you hold your Company shares in a brokerage account, your ability to vote over the internet or by telephone depends on your broker’s voting process. Please follow the directions on your proxy card or the voting instruction card from your broker carefully.

The Board of Directors recommends that you vote using one of the first three methods discussed above, as it is not practical for most stockholders to attend and vote at the Annual Meeting. Using one of the first three methods discussed above to vote will not limit your right to vote at the Annual Meeting if you later decide to attend in person.

Q.	How can I vote my shares in person at the Annual Meeting?

A.    Stockholders of Record. If your shares are registered directly in your name with the Equiniti Trust Company, LLC (“Equiniti”), our “transfer agent,” you are considered the stockholder of record with respect to those shares, and the proxy materials are being mailed to you. As the stockholder of record, you have the right to vote in person at the Annual Meeting. If you choose to do so, you can bring the proxy card or vote using the ballot provided at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described above so that your vote will be counted if you decide later not to attend the Annual Meeting.

B.    Beneficial Owners. Most of our stockholders hold their shares in street name through a broker, bank, or other nominee rather than directly in their own name. In that case, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the Annual Meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. You will need to contact your broker, bank, or nominee to obtain a legal proxy, and you will need to bring it to the Annual Meeting in order to vote in person.

Q.	How does the Board of Directors recommend that I vote?

A.	Our Board of Directors recommends that you vote:

(1)

“FOR” the election of four members of the Company’s Board of Directors to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified.

(2)	"FOR" the approval of the proposed amendment to the Company's 2019 Equity Incentive Plan;

(3)	“FOR” the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

(4)	"FOR" the approval of the Company's redomestication to the State of Nevada by conversion;

(5)	to conduct an advisory vote on the compensation of our named executive officers every THREE years;

(6)	"FOR" the approval, on an advisory and non-binding basis, of executive compensation as described in the proxy statement; and

(7)	"FOR" adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1, 2, 3, or 4.

Q. What is the voting requirement to approve each of the items?

A.   Item One—Election of Directors: Pursuant to our bylaws, a plurality of the votes duly cast at the Annual Meeting is required for the election of directors. You may vote “FOR” or “WITHHOLD” authority to vote on this Proposal. The persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. Broker non-votes and withheld votes, if any, are not counted as votes cast and will have no effect on the outcome of this election.

Item Two—Amendment to the Company's 2019 Equity Incentive Plan: To be approved by stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. Broker non-votes, if any, are not counted as entitled to vote on this proposal and will have no effect on the outcome of this proposal.

Item Three—Ratification of Appointment of Independent Registered Public Accounting Firm: To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal and marked "ABSTAIN." A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. On this proposal, brokers will have discretionary authority to vote in the absence of timely instructions from their customers. As a result, broker non-votes should not exist with respect to this proposal.

Item Four—Approve the Company’s redomestication to the State of Nevada by conversion: To be approved by stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our outstanding capital stock and entitled to vote thereon, voting as a single class. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. To be approved, the shares voted "FOR" this proposal must exceed the number voted "AGAINST" this proposal. A properly executed proxy marked "ABSTAIN" will not be voted. Accordingly, an abstention will have the effect of a vote against the proposal. Broker non-votes, if any, will have the effect of a vote against this proposal.

Item Five—Advisory Vote on the Frequency of Advisory Votes on Executive Compensation: Pursuant to this non-binding advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation, stockholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: ONE YEAR, TWO YEARS, THREE YEARS, or ABSTAIN. The option receiving the vote of a plurality of the shares present in person or represented by proxy at the Annual Meeting will be considered by the Board as the preference of Oblong's stockholders, on a non-binding, advisory basis. A properly executed proxy marked “ABSTAIN” will not be voted and will have no effect on the outcome of this proposal. Broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal.

Item Six—Advisory Approval of Executive Compensation: Pursuant to our by-laws, the vote of the holders of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class, is required for the approval, on an advisory and non-binding basis, of the executive compensation as described in this Proxy Statement. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this Proposal. To be approved, the shares voted “FOR” the proposal must exceed the number voted “AGAINST” the Proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the Proposal. Accordingly, an abstention will have the effect of a vote against the Proposal. Broker non-votes, if any, are not counted as entitled to vote on this proposal and will have no effect on the outcome of this proposal.

Item Seven—Adjournment of Annual Meeting: To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. On this proposal, brokers will have discretionary authority to vote in the absence of timely instructions from their customers. As a result, we do not expect any broker non-votes to occur with respect to this proposal. However, any broker non-votes will have the same effect as a vote against this proposal.

Q.	What happens if additional matters are presented at the Annual Meeting?

A.    Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxies will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q.	What happens if I do not give specific voting instructions?

A.    If you are a stockholder of record, and vote without giving specific voting instructions, the proxyholders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement, and, with respect to any other matters that may properly come before the Annual Meeting, as the proxyholders may determine in their discretion.

If you are the beneficial owner of shares held in the name of a broker, bank, or other nominee and do not provide that broker, bank, or other nominee with voting instructions in the proxy card, your broker may vote your shares only with respect to certain matters considered routine. For any matters that are not routine for which you do not provide voting instructions in the proxy card, your shares will constitute “broker non-votes” and are not considered entitled to vote on that proposal. With respect to the matters being voted on at the Annual Meeting, your broker has discretionary authority to vote your shares in the absence of instructions from you only on the ratification of the selection of the Company’s independent registered public accounting firm. As a result, broker non-votes should not exist with respect to this proposal. Your broker does not have discretionary authority to vote your shares in the election of directors if you do not furnish instructions on this matter.

Q.	What is the quorum requirement for the Annual Meeting?

A.    A quorum is present at the Annual Meeting if one-third (1/3) of the shares of our capital stock issued and outstanding and entitled to vote at the Annual Meeting on the Record Date are represented in person or by proxy. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against, withheld or abstained, if you:

•	are present and vote at the Annual Meeting; or

•	properly submit a proxy card or vote over the internet or by telephone.

For purposes of determining the presence of a quorum, abstentions, broker "non-votes," and with respect to the election of directors, “withhold” votes will be treated as shares that are present. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

Q.	How can I change my vote after I return my proxy card?

A.	If you are a stockholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

•	First, you may send a timely written notice to Oblong, Inc., c/o Corporate Secretary, 110 16th Street, Suite 1400-1024, Denver, Colorado 80202 stating that you would like to revoke your proxy.

•

Second, you may complete and submit another valid proxy by mail, telephone, or over the internet that is later dated and, if mailed, is properly signed, or if submitted by telephone or over the internet, is received by 11:59 PM EST on December 16, 2025. Any earlier proxies will be revoked automatically.

•	Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

If you hold your shares through a broker, bank, or other nominee and you have instructed the broker, bank, or other nominee to vote your shares, you must follow directions from your broker, bank, or other nominee to change your vote.

Q.	Who will tabulate the votes?

A.    David Clark, our Chief Financial Officer, Treasurer, and Corporate Secretary, will certify the tabulated votes and act as the inspector of elections for the Annual Meeting. Mr. Clark will be responsible for (i) determining the presence of a quorum at the Annual Meeting, (ii) receiving all votes and ballots, whether by proxy or in person, with regard to all matters voted upon at the Annual Meeting, (iii) counting and tabulating all such votes and ballots and (iv) determining and reporting the results with regard to all such matters voted upon at the Annual Meeting.

Q.	Where can I find the voting results of the Annual Meeting?

A.    We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

Q.	Who pays for the cost of this proxy solicitation?

A.    Oblong will bear the cost of the solicitation of proxies from its stockholders, including the cost of preparing, assembling, and mailing the proxy solicitation materials. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies from stockholders by telephone or other electronic means or in person, but no such person will be specifically compensated for such services. We will cause brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of stock held of record by such persons. We will reimburse such custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses in doing so. We have engaged Broadridge Financial Solutions to aid in the distribution of the proxy materials and will reimburse their related reasonable out-of-pocket expenses.

Q.	Is there a list of stockholders entitled to vote at the Annual Meeting?

A.    The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for 10 days prior to the Annual Meeting at our principal executive offices between the hours of 9:00 a.m. and 5:00 p.m. Mountain Time for any purpose relevant to the Annual Meeting. To arrange to view this list during the times specified above, please contact the Corporate Secretary of the Company at Oblong, Inc., c/o Corporate Secretary, 110 16th Street, Suite 1400-1024, Denver, Colorado 80202, or call 303-640-3838.

THIS QUESTION AND ANSWER SECTION IS ONLY MEANT TO GIVE AN OVERVIEW OF THE PROXY STATEMENT. FOR MORE INFORMATION, PLEASE REFER TO THE MATERIAL CONTAINED IN THE SUBSEQUENT PAGES.

PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

Directors to be elected are to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. The number of directors is determined from time to time, and may be increased or decreased, by our Board of Directors, and is currently four members. The nominees who will stand for election are Jason Adelman, Peter Holst, Jonathan Schechter, and Deborah Meredith, all of whom are currently members of our Board of Directors. The four nominees receiving the highest number of affirmative votes will be elected as directors. In the event any nominee is unable or unwilling to serve as a nominee, the Board of Directors may select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee. Our Board of Directors has no reason to believe that any of the named nominees will be unable or unwilling to serve as a nominee or as a director if elected. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Director Nominees

The following table sets forth information with respect to our director nominees.

Name	Age	Position with Company
Jason Adelman (1)(2)(3)	56	Director, Chairman of the Audit Committee
Jonathan Schechter (1)(2)(3)(4)	51	Director, Chairman of the Board, Chairman of the Compensation Committee
Peter Holst	56	Director, President, and Chief Executive Officer
Deborah Meredith (1)(2)(3)	66	Director, Chairman of the Nominating Committee

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating Committee.
(4)	Appointed pursuant to that certain Securities Purchase Agreement, dated March 30, 2023, by and among the Company and the investors named therein.

Nominee Biographies

Jason Adelman, Director. Mr. Adelman joined our Board of Directors in July 2019. Mr. Adelman is the Founder and Managing Member of Burnham Hill Capital Group, LLC, a privately held financial advisory firm, and serves as Managing Member of Cipher Capital Partners LLC, a private investment fund. Mr. Adelman also serves as a member of the board of directors of Trio-Tech International (Nasdaq Capital Market: TRT). Prior to founding Burnham Hill Capital Group, LLC in 2003, Mr. Adelman served as Managing Director of Investment Banking at H.C. Wainwright and Co., Inc. Mr. Adelman graduated from the University of Pennsylvania with a B.A. in Economics, cum laude, and from Cornell Law School with a J.D.

In considering Mr. Adelman as a director of the Company, the Board reviewed, among other qualifications, his experience and expertise in finance, accounting, banking and management. Based on his experience with Burnham Hill Capital Group LLC, Cipher Capital Partners LLC, and H. C. Wainwright & Co. Mr. Adelman qualifies as an "audit committee financial expert" under the applicable SEC rules and accordingly contributes to the Board of Directors his understanding of generally accepted accounting principles and his skills in auditing, as well as in analyzing and evaluating financial statements.

Jonathan Schechter, Director. Mr. Schechter joined our Board of Directors in May 2023. Mr. Schechter has currently served as Chairman of the Board since December 18, 2024. Mr. Schechter currently serves as a partner of The Special Equities Group, a division of Dawson James Securities, Inc., a full-service investment bank specializing in healthcare, biotechnology, technology, and clean-tech sectors, since April 2021. Mr. Schechter is one of the founding partners of The Special Equities Opportunity Fund, a long-only fund that makes direct investments in micro-cap companies and has served in this capacity since August 2019. Mr. Schechter currently serves as a member of the Board of Directors of PharmaCyte Biotech, Inc. (Nasdaq: PMCB), a biotechnology company developing pharmaceutical products. He previously served as a director of TAO Synergies Inc. (Nasdaq: TAOX) and DropCar, Inc. He has extensive experience analyzing and evaluating the financial statements of public companies. Mr. Schechter earned his A.B. in Public Policy/Political Science from Duke University and his J.D. from Fordham University School of Law.

In considering Mr. Schechter as a director of the Company, the Board reviewed, among other qualifications, his experience and expertise in finance and banking. Based on his experience with The Special Equities Group, Mr. Schechter qualifies as an “audit committee financial expert” under the applicable SEC rules and accordingly contributes to the Board of Directors his understanding of capital markets, as well as in analyzing and evaluating financial statements.

Peter Holst, Chairman, President and Chief Executive Officer. Prior to being named President and CEO in January 2013, Mr. Holst served as the Company’s Senior Vice President for Business Development since October 1, 2012. Mr. Holst has served as a director of the Company since January 2013 and served as Chairman of the Board from July 2019 to December 15, 2021 and from May 28, 2023 to December 18, 2024. Mr. Holst has more than 28 years of experience in the collaboration industry. Prior to joining the Company, Mr. Holst served as the Chief Executive Officer of Affinity VideoNet, Inc., and as the President and Chief Operating Officer of Raindance Communications. Mr. Holst holds a degree in Business Administration from the University of Ottawa.

In considering Mr. Holst as a director of the Company, the Board reviewed his extensive knowledge and expertise in the communication services industry, and the leadership he has shown in his positions with our Company and with prior companies.

Deborah Meredith, Director. Ms. Meredith joined our Board of Directors in August 2021. Ms. Meredith currently serves as a board member, advisor and consultant to several high-tech companies with extensive experience in strategic roles with privately-held start-up companies such as Proofpoint, Aviatrix, Qventus, Alation and Kinsa Health. Ms. Meredith has more than three decades of experience working hands-on with company founders to assemble world-class teams, architect software products and establish a roadmap for operational success. Ms. Meredith earned a master's degree in computer science from Stanford University and an undergraduate degree in both computer science and mathematics from the University of Michigan.

In considering Ms. Meredith as a director of the Company, the Board reviewed her experience and expertise in the technology industry and the leadership she has shown in her positions with prior companies.

Vote Required For Approval

Pursuant to our bylaws, a plurality of the votes duly cast at the Annual Meeting is required for the election of directors. You may vote “FOR” or “WITHHOLD” authority to vote on this Proposal. The persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. Broker non-votes and withheld votes, if any, are not counted as votes cast and will have no effect on the outcome of this election.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR TO SERVE UNTIL OUR NEXT ANNUAL MEETING OF STOCKHOLDERS, OR UNTIL HIS/HER SUCCESSOR IS DULY ELECTED AND QUALIFIED.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors

Our Board of Directors currently consists of four directors. The current Board members include three independent directors, and our chief executive officer. The core responsibility of our Board of Directors is to exercise its business judgment to act in what it reasonably believes to be in the best interests of the Company and its stockholders. Further, members of the Board fulfill their responsibilities consistent with their fiduciary duty to the stockholders, and in compliance with all applicable laws and regulations. The primary responsibilities of the Board include:

•	oversight of management performance and assurance that stockholder interests are served;

•	oversight of the Company’s business affairs and long-term strategy; and

•	monitoring adherence to the Company’s standards and policies, including, among other things, policies governing internal controls over financial reporting.

Our Board of Directors conducts its business through meetings of the Board and through activities of the standing committees, as further described below. The Board and each of the standing committees meet throughout the year and also holds special meetings and acts by written consent from time to time, as appropriate. Board agendas include regularly scheduled executive sessions of the independent directors to meet without the presence of management. The Board has delegated various responsibilities and authority to different committees of the Board, as described below. Members of the Board have access to all of our members of management outside of Board meetings.

Our Board of Directors met and/or acted by written consent eight times during the year ended December 31, 2024. During this period, each director then in office attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he was a director and (ii) the total number of meetings of committees of the Board of Directors on which he served, held during the period for which he served. The Company does not have a policy with regard to directors’ attendance at our annual meetings of stockholders.

Director Independence

Our Board of Directors has determined that each of our current directors, other than Mr. Holst qualifies as “independent” in accordance with the listing standards of The Nasdaq Capital Market. Because Mr. Holst is our president and chief executive officer and an employee of the Company, he does not qualify as independent.

The Nasdaq Capital Market independence definition includes a series of objective tests, such as that the director is not an officer or employee of the Company or its subsidiaries, has not engaged in various types of business dealings with the Company or its subsidiaries. In addition, as further required by The Nasdaq Capital Market rules, the Board has made a subjective determination as to each independent director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and the Company’s management.

Board Committees

The Board has an audit committee, a compensation committee and a nominating committee, and may form special committees as is required from time to time. Each of the committees regularly report on their activities and actions to the full Board. The charters for the audit committee, the compensation committee, and the nominating committee are available on the Company’s website at www.oblong.com/company/investor-relations. The contents of our website are not incorporated by reference into this document for any purpose.

Audit Committee

The audit committee currently consists of Jason Adelman (chair), Jonathan Schechter, and Deborah Meredith. Our Board of Directors has determined that all members of the audit committee are “independent” within the meaning of the corporate governance standards of the Nasdaq Capital Market and the SEC rules governing audit committees and “financially literate” for purposes of applicable Nasdaq Capital Market listing standards. In addition, our Board of Directors has determined that each of Messrs. Adelman and Schechter has the accounting and related financial management expertise to satisfy the requirements of an “audit committee financial expert,” as determined pursuant to the rules and regulations of the SEC. The audit committee consults and meets with our independent registered public accounting firm, Chief Financial Officer and accounting personnel, reviews potential conflict of interest situations where appropriate, and reports and makes recommendations to the full Board of Directors regarding such matters. The audit committee met four times during the year ended December 31, 2024.

Please see “Report of the Audit Committee of the Board of Directors” below for additional information regarding the audit committee and the report of its members for the year ended December 31, 2024.

Compensation Committee

Our compensation committee currently consists of Jonathan Schechter (chair), Jason Adelman, and Deborah Meredith. Each member of the compensation committee meets the applicable independence requirements of The Nasdaq Capital Market. The compensation committee met and/or acted by written consent two times during the year ended December 31, 2024.

The compensation committee is responsible for establishing and administering our executive compensation policies. The role of the compensation committee is to (i) formulate, evaluate and approve compensation of the Company’s directors, executive officers and key employees, (ii) oversee all compensation programs involving the use of the Company’s stock and (iii) produce, if required under applicable securities laws, a report on executive compensation for inclusion in the Company’s proxy statement for its annual meeting of stockholders. The duties and responsibilities of the compensation committee under its charter include:

•	annually reviewing and making recommendations to the Board with respect to compensation of directors, executive officers and key employees of the Company;

•

annually reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and recommending to the Board the Chief Executive Officer’s compensation levels based on this evaluation;

•	reviewing competitive practices and trends to determine the adequacy of the executive compensation program;

•	approving and overseeing compensation programs for executive officers involving the use of the Company’s stock;

•	approving and administering cash incentives for executives, including oversight of achievement of performance objectives, and funding for executive incentive plans;

•	annually performing a self-evaluation on the performance of the compensation committee; and

•	making regular reports to the Board concerning the activities of the compensation committee.

When appropriate, the compensation committee may, in carrying out its responsibilities, form and delegate authority to subcommittees. The Chief Executive Officer plays a role in determining the compensation of our other executive officers by evaluating the performance of those executive officers. The Chief Executive Officer’s evaluations are then reviewed by the compensation committee. This process leads to a recommendation for any changes in salary, bonus terms and equity awards, if any, based on performance, which recommendations are then reviewed and approved by the compensation committee.

Nominating Committee

Our nominating committee currently consists of Deborah Meredith (chair), Jason Adelman, and Jonathan Schechter. Each member of the nominating committee meets the independence requirements of the Nasdaq Capital Market. The nominating committee is responsible for assessing the performance of our Board of Directors and making recommendations to our Board regarding nominees for the Board. The nominating committee met and/or acted by written consent one time during the year ended December 31, 2024.

The nominating committee considers qualified candidates to serve as a member of our Board of Directors that are suggested by our stockholders. Nominees recommended by stockholders will be given appropriate consideration and evaluated in the same manner as other nominees. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 110 16th Street, Suite 1400-1024, Denver, Colorado 80202. Stockholder submissions that are received in accordance with our bylaws and that meet the criteria outlined in the nominating committee charter are forwarded to the members of the nominating committee for review. Stockholder submissions must include the following information:

•	a statement that the writer is our stockholder and is proposing a candidate for our Board of Directors for consideration by the nominating committee;

•	the name of and contact information for the candidate;

•	a statement of the candidate’s business and educational experience;

•	information regarding each of the factors set forth in the nominating committee charter sufficient to enable the nominating committee to evaluate the candidate;

•	a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as our director if nominated and elected.

In considering potential new directors, the nominating committee will review individuals from various disciplines and backgrounds. Among the qualifications to be considered in the selection of candidates are broad experience in business, finance or administration; familiarity with national and international business matters; familiarity with our industry; and prominence and reputation. While there is no formal policy with regard to consideration of diversity in identifying director nominees, the nominating committee will consider diversity in business experience, professional expertise, gender and ethnic background, along with various other factors when evaluating director nominees. The nominating committee will also consider whether the individual has the time available to devote to the work of our Board of Directors and one or more of its committees.

The nominating committee will also review the activities and associations of each candidate to ensure that there is no legal impediment, conflict of interest or other consideration that might hinder or prevent service on our Board of Directors. In making its selection, the nominating committee will bear in mind that the foremost responsibility of a director of a corporation is to represent the interests of the stockholders as a whole. The nominating committee will periodically review and reassess the adequacy of its charter and propose any changes to the Board of Directors for approval.

Contacting the Board of Directors

Any stockholder who desires to contact our Board of Directors, committees of the Board of Directors and individual directors may do so by writing to: Oblong, Inc., 110 16th Street, Suite 1400-1024, Denver, Colorado 80202, Attention: David Clark, Corporate Secretary. Mr. Clark will direct such communication to the appropriate persons.

Board Leadership Structure and Role in Risk Oversight

Mr. Schechter has served as the Chairman of the Company's Board of Directors from December 2024, when he replaced Mr. Holst. Mr. Holst served as the Chairman of the Company's Board of Directors from May 2023 to December 2024 and from July 2019 to December 2021.  Mr. Holst has served as the Company’s President and Chief Executive Officer since January 2013.

To ensure a strong and independent Board, as discussed herein, the Board has affirmatively determined that all directors of the Company, other than Mr. Holst, are independent within the meaning of the Nasdaq Capital Market listing standards currently in effect. Our Corporate Governance Guidelines provide that non-management directors shall meet in regular executive session without management present.

The Board has an active role, directly and through its committees, in the oversight of the Company’s risk management efforts. The Board carries out this oversight role through several levels of review. The Board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operation of the Company’s business and the implementation of the Company’s strategic plan, including the Company’s risk mitigation efforts.

Each of the Board’s committees also oversees the management of the Company’s risks that are under each committee’s areas of responsibility. For example, the audit committee oversees management of accounting, auditing, external reporting, internal controls and cash investment risks. The nominating committee oversees and assesses the performance of the Board and makes recommendations to the Board from time to time regarding nominees for the Board. The compensation committee oversees risks arising from compensation practices and policies. While each committee has specific responsibilities for oversight of risk, the Board is regularly informed by each committee about such risks. In this manner the Board is able to coordinate its risk oversight.

Family Relationships

There are no family relationships between the officers and directors of the Company.

Legal Proceedings

During the past ten years none of our directors or executive officers has been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee is composed of three members. Each member is a director who meets the current independence standards under the applicable SEC and Nasdaq Capital Market rules. The audit committee operates under a written audit committee charter. As described more fully in its charter, the purpose of the audit committee is to assist the Board in its general oversight of the Company’s financial reporting, internal controls and audit functions. Management is responsible for: the preparation, presentation and integrity of Company’s financial statements; accounting and financial reporting principles; internal controls; and procedures designed to reasonably assure compliance with accounting standards, applicable laws and regulations. EisnerAmper LLP (“EisnerAmper”), our independent registered public accounting firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States). In accordance with applicable law, the audit committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace our independent registered public accounting firm. The audit committee has the authority to engage its own outside advisers, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisers hired by management.

The audit committee members need not be professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and EisnerAmper, nor can the audit committee certify that EisnerAmper is “independent” under applicable rules. The audit committee serves a Board-level oversight role, in which it provides advice, counsel and direction to management and EisnerAmper on the basis of the information it receives, discussions with management and EisnerAmper, and the experience of the audit committee’s members in business, financial and accounting matters. All members of the audit committee have been determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules. Stockholders should understand that this designation is an SEC disclosure requirement related to these directors’ experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on these directors any duties, obligations or liability that are greater than are generally imposed on them as a member of the audit committee and the Board, and their designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the audit committee or the Board.

In accordance with law, the audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by our employees received through established procedures, of concerns regarding questionable accounting or auditing matters. Among other matters, the audit committee monitors the activities and performance of EisnerAmper, including the audit scope, external audit fees, independence matters and the extent to which the firm may be retained to perform non-audit services.

In accordance with audit committee policy and applicable legal requirements, all services to be provided by EisnerAmper are pre-approved by the audit committee. Pre-approval includes audit services, audit-related services, tax services and other services. To avoid certain potential conflicts of interest, the law prohibits a publicly traded company from obtaining certain non-audit services from EisnerAmper. We obtain these services from other service providers as needed.

The audit committee has reviewed our audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the audit committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The audit committee has discussed with EisnerAmper the matters required to be discussed by the statement on Auditing Standards No. 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board. These discussions have included a review as to the quality, not just the acceptability, of our accounting principles.

The audit committee has received the written disclosures and the letter from EisnerAmper required by applicable requirements of the Public Company Accounting Oversight Board regarding EisnerAmper’s communications with the audit committee concerning independence, and the audit committee has discussed with EisnerAmper its independence from management and the Company. The audit committee has also considered the compatibility of non-audit services with EisnerAmper’s independence.

Based on the audit committee’s review and discussions described in this report, the audit committee recommended to the Board of Directors that our audited consolidated financial statements for the year ended December 31, 2024 be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

Respectfully submitted,

Jason Adelman, Chairman Jonathan Schechter Deborah Meredith

PROPOSAL NO. 2 -- AMENDMENT TO THE COMPANY'S 2019 EQUITY INCENTIVE PLAN

General

The Board of Directors is requesting that our stockholders approve the adoption of an amendment (the “Plan Amendment”) to the Glowpoint, Inc. 2019 Equity Incentive Plan (the “Plan”), which amendment was approved by the Board on October 20, 2025, effective upon approval by our stockholders. If this proposal is approved, (i) the number of shares authorized for issuance of awards under the Plan will be increased by 2,000,000 shares of Common Stock, subject to adjustment for certain changes in our capitalization, and (ii) the Plan will be amended to incorporate provisions for annual increases under the 2019 Incentive Plan on the first day of each calendar year beginning on January 1, 2026 and ending on January 1, 2029, equal to 5% of the total shares of our Common Stock outstanding on the last day of the immediately preceding calendar year (the “Evergreen Provision”). The Amendment also makes conforming changes to the Plan to reflect the change in the Company’s name from “Glowpoint, Inc.” to “Oblong, Inc.” The proposed Plan, as amended and restated assuming this proposal is approved by our stockholders, is included as Annex A hereto.

The Plan was approved by the was approved by the Company’s stockholders at the Company’s 2019 Annual Meeting of Stockholders. By its terms, the Plan may be amended by the Compensation Committee provided that any amendment that the Compensation Committee determines requires stockholder approval is subject to receiving such stockholder approval. Approval by our stockholders is required by the listing rules of Nasdaq. In addition, stockholder approval is required in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

As of  October 31, 2025, no shares of our Common Stock remain available for issuance of future awards under the Plan: no options to purchase shares of Common Stock remain outstanding; and, no restricted stock units are outstanding. As of October 31, 2025, all shares authorized for issuance under the Plan (as adjusted by the reverse stock splits effected in January 2023 and August 2024) have been issued upon the exercise of options and vesting of other equity awards granted under the plan.

Rationale for the Amendment to the Plan

Oblong's Board of Directors and its compensation committee believe that long-term performance is achieved through an ownership culture that encourages such long-term performance by Oblong's employees, directors, and consultants through the use of stock and stock-based awards. The Plan Amendment was established to provide Oblong's employees, directors, and consultants with incentives to help align their interests with the interests of its stockholders. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under our Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors.

Oblong's Board of Directors and its compensation committee believe that approval of the Plan Amendment is in the best interests of Oblong and its stockholders because it will enable the organization and its Board of Directors to:

•	encourage selected salaried employees to acquire a proprietary interest in Oblong's growth and performance;

•	generate an increased incentive to contribute to Oblong's future success and prosperity, thereby enhancing its value; and

•	enhance Oblong's ability to attract and retain exceptionally qualified individuals upon whom its sustained progress, growth, and profitability depend.

Description of the Plan Amendment

The following is a summary of the Plan Amendment:

Article III of the Plan is amended to include an additional 2,000,000 shares of Common Stock authorized for issuance under the Plan and to incorporate provisions for annual increases to the number of shares of Common Stock authorized for issuance under the 2019 Incentive Plan on the first day of each calendar year beginning on January 1, 2026 and ending on (and including) January 1, 2029, equal to 5% of the total shares of our Common Stock outstanding on the last day of the immediately preceding calendar year. Notwithstanding the foregoing, the Compensation Committee (or other plan administrator) may act prior to January 1 of a given year to provide that there will be no January 1 increase for such year or that the increase for such year will be a lesser number of shares of Common Stock than provided pursuant to the Evergreen Provision.

Summary of the Material Features of the Plan

Set forth below is a summary of the Plan, but this summary is qualified in its entirety by reference to the full text of the Plan, as amended by the Amendment, the full text of which is included as Annex A to this Proxy Statement.

Purpose

The purpose of the Plan is to enhance long-term profitability and stockholder value by offering Common Stock and Common Stock-based and other performance incentives to those employees, directors, and consultants who are key to Oblong's growth and success. Oblong also views the Plan as a vehicle to attract and retain experienced employees and to align employees’ economic incentives with those of its stockholders.

Administration of the Plan

The Plan may be administered by Oblong’s Board of Directors, its compensation committee, or a similar committee comprised of at least two non-employee directors (in each case, the “Administrator”). The Administrator has exclusive authority to grant awards under the Plan and to make all interpretations and determinations affecting the Plan. The Administrator will have the discretion to determine the individuals to whom awards are granted, the amount of each award, any applicable vesting schedule, and other terms of any award.

Eligible Participants

Participation in the Plan is limited to Oblong’s employees, consultants, advisors, independent contractors, and directors.

Number of Shares Available for Issuance

If this Proposal No. 2 is approved by our stockholders, the maximum number of shares of Oblong's Common Stock that will be reserved and available for issuance under the Plan will be equal to 2,000,000 shares of Oblong’s Common Stock, and will be subject to annual increases on the first day of each calendar year beginning on January 1, 2026 and ending on (and including) January 1, 2029, equal to 5% of the total shares of our Common Stock outstanding on the last day of the immediately preceding calendar year.

Based solely on the closing price of Oblong’s Common Stock as reported by Nasdaq on October 31, 2025, the maximum aggregate market value of the Common Stock that could potentially be issued under the Plan, is [$6,200,000] (not including the impact of any future increases of shares available for issuance thereunder pursuant to the Evergreen Provision).

If any stock award under the Plan expires or otherwise terminates, in whole or in part, without having been exercised in full (or vested in the case of restricted stock or restricted stock units), the stock not acquired under such stock award reverts to and again becomes available for issuance under the Plan. If any Common Stock acquired pursuant to the exercise of a stock option awarded under either the Plan for any reason is repurchased by Oblong under a share repurchase option provided under the Plan, the stock repurchased under such repurchase option will revert to again become available for issuance under the Plan. The foregoing notwithstanding, Common Stock which is withheld from an award to pay the exercise price with respect to such award or to pay a participant’s tax obligations with respect to an award shall not again be available for issuance under the Plan.

Maximum Awards to Non-Employee Directors

The maximum aggregate number of shares of Oblong’s Common Stock subject to awards granted to non-employee members of Oblong’s Board of Directors in any one calendar year may not exceed 250,000 shares.

Change in Control Provisions

The Plan provides that Oblong may, in its sole discretion, accelerate the timing of the exercise or vesting provisions of any award in the event of (i) the adoption of a plan of merger or consolidation under which a majority of the shares of Oblong’s Common Stock would be converted into or exercised for cash or securities of any other corporation or entity, or (ii) a sale or exchange of all or any portion of Oblong’s assets or equity securities.

Alternatively, Oblong may, in its sole discretion and without the consent of participants, provide for one or more of the following in the event of any merger, consolidation, recapitalization, sale of all or any portion of the Oblong’s assets or capital stock, including, but not limited to, a “going-private” transaction: (i) the assumption of the Plan and outstanding awards by the surviving entity; (ii) the substitution by the surviving entity of awards with substantially the same terms for such outstanding awards; (iii) notice to the holders of vested and exercisable stock options and stock appreciation rights of their ability to exercise such vested and exercisable awards prior to the transaction, followed by the cancellation of all unexercised awards (whether or not then vested and exercisable); (iv) settlement of the intrinsic value of outstanding vested awards in cash or cash equivalents or equity followed by the cancellation of all such awards (whether or not then vested or exercisable); and (v) cancellation of all unvested or unexercisable awards. However, in the event that awards are either assumed or substituted, the awards will continue to vest or become exercisable pursuant to the terms of the original award, except to the extent such terms are otherwise rendered inoperative.

Adjustments for Stock Dividends, Stock Splits, Etc.

The Plan requires the Administrator to make appropriate adjustments to the number of shares of Oblong’s Common Stock that are subject to the Plan, to certain limits in the Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends, and similar events.

Amendment to the Plan and Awards

Oblong’s Board of Directors, at any time, and from time to time, may amend the Plan. However, no amendment will be effective unless approved by Oblong’s stockholders to the extent stockholder approval is necessary to satisfy the requirements of the Code, any federal or state law or regulation, or any securities exchange listing requirements. Further, no award under the Plan may be amended or canceled for the purpose of repricing, replacing, or regranting such award with an exercise price that is less than the exercise price of the original award unless otherwise approved by stockholders.

Termination of the Plan

Oblong’s Board of Directors or stockholders may terminate the Plan at any time. Unless sooner terminated, the Plan currently terminates on December 19, 2029. No stock awards may be granted under the Plan after it is terminated.

Types of Awards

Stock Options

A stock option is the right to purchase shares of Oblong’s Common Stock at a fixed exercise price for a fixed period of time. The Plan permits the granting of (1) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Stock options granted under the Plan will be non-statutory stock options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of Oblong and its subsidiaries. Non-statutory stock options may be granted to any persons eligible to receive incentive stock options and to non-employee directors and consultants. The Administrator determines the exercise price and additional terms of stock options; provided, however, that no stock option shall vest or become exercisable within one year from the date of grant, except as otherwise set forth in the applicable award agreement. The option exercise price of each option will be determined by the Administrator but may not be less than 100% of the fair market value of Oblong’s Common Stock on the date of grant. Fair market value for this purpose will be the last reported closing sales price of the shares of Oblong’s Common Stock on Nasdaq on the valuation date, or, if none, the closing sales price on the most recent trade date immediately prior to the valuation date. The exercise price of a stock option may not be reduced after the date of the stock option grant, other than to appropriately reflect changes in Oblong’s capital structure.

The term of each stock option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each stock option may be exercised. Stock options may be made exercisable in installments, and the exercisability of options may be accelerated by the Administrator. Upon exercise of stock options, the option exercise price must be paid in full in such form as the Administrator will provide (or as permitted by Section 422 of the Code in the case of incentive stock options).

To qualify as incentive stock options, stock options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year.

Restricted Stock and Restricted Stock Units

The Administrator has the authority to grant awards of restricted stock and restricted stock units pursuant to the terms of an award agreement. Each award agreement will be in such form and will contain such terms and conditions as the Administrator will deem appropriate. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with Oblong through a specified restricted period; provided that the vesting period applicable to any award of restricted stock or restricted stock units may not be less than one year, except as otherwise set forth in the applicable award agreement. During the vesting period, awards of restricted stock and restricted stock units may be credited with dividend equivalent rights, but dividend equivalents payable with respect to awards with vesting tied to the attainment of performance criteria shall not be paid unless and until such performance conditions are attained.

Performance Awards

These awards may be denominated in either cash or shares, and are subject to the achievement of performance goals set over performance periods, as established by the Administrator.

Other Awards

In addition, the Plan provides for awards in the form of stock appreciation rights, dividend equivalents, other stock-based awards, and cash awards.

New Plan Benefits

With respect to the increased number of shares reserved for issuance under the Plan, because the grant of awards under the Plan is within the discretion of the Administrator, Oblong cannot determine the dollar value or number of shares of Oblong’s Common Stock that will in the future be received by or allocated to any participant in the Plan.

Federal Income Tax Consequences of Awards

The following is a general summary as of the date of this proxy statement of the federal income tax consequences to Oblong and to U.S. participants for awards granted under the Plan. The summary does not purport to be legal or tax advice. The federal tax laws may change, and the federal, state, and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different.

Incentive Stock Options

For federal income tax purposes, the holder of an incentive stock option receives no taxable income at the time of the grant or exercise of the incentive stock option. If such a person retains the Common Stock for a period equal to the longer of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the Common Stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an incentive stock option prior to the expiration of two years after the option is granted or one year after the option is exercised will realize ordinary income in the year of disposition equal to the difference between the exercise price and fair market value of the share on the exercise date (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price). If the amount realized on the disposition of the Common Stock is greater than the Common Stock's fair market value on the date of exercise and the capital gain holding period has been satisfied, the excess of the gain will be subject to long-term capital gain treatment. Notwithstanding the foregoing, the difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the holder's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year.

Non-Statutory Stock Options

A participant who receives a non-statutory stock option with an exercise price not less than the fair market value of the stock on the grant date generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. Any additional gain or loss recognized upon any later disposition of shares would be capital gain or loss. Any taxable income recognized in connection with an option exercise by an employee or former employee of the company is subject to tax withholding by Oblong.

Stock-Based Grants

There are generally no immediate tax consequences of receiving an award of restricted stock units under the Plan. A participant who is awarded restricted stock units will generally be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the restriction period or, if later, the payment date, subject to the requirements of Section 409A of the Code.

Stock Awards

A restricted stock award is subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to Oblong. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time of the award. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing an election pursuant to Section 83(b) of the Code with respect to a restricted stock award. In such an event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee or former employee will be subject to tax withholding by Oblong.

Section 409A

Section 409A of the Code provides that non-qualified deferred compensation arrangements must meet certain requirements to avoid additional income taxes for those deferring compensation, including providing that distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Awards granted under the Plan are intended to comply with or be exempt from the requirements of Section 409A; however, Oblong makes no representations or warranties to that effect.

Vote Required For Approval

To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. Broker non-votes, if any, are not counted as entitled to vote on this proposal and will have no effect on the outcome of this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2, TO APPROVE THE AMENDMENT OF THE PLAN.

PROPOSAL NO. 3 -- RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee, composed entirely of independent, non-employee members of the Board of Directors, has appointed the firm of EisnerAmper as the independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2025, and is asking the stockholders for ratification of the appointment. If the stockholders do not approve the selection of EisnerAmper, the audit committee will reconsider the appointment but may conclude that it is in the best interests of the Company to retain EisnerAmper for the current fiscal year. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company.

As our independent registered public accounting firm, EisnerAmper would audit our consolidated financial statements for the fiscal year ending December 31, 2025, review the related interim quarters, and perform audit-related services and consultation in connection with various accounting and financial reporting matters. EisnerAmper may also perform certain non-audit services for our Company. The audit committee has determined that the provision of the services provided by EisnerAmper as set forth herein are compatible with maintaining EisnerAmper’s independence and the prohibitions on performing non-audit services set forth in the Sarbanes-Oxley Act and relevant SEC rules.

Representatives of EisnerAmper are not expected to be present at the Annual Meeting but will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Audit Fees

EisnerAmper, our principal accountant, billed us approximately $265,000 for professional services for the audit of our annual consolidated financial statements for the 2024 fiscal year and the reviews of the consolidated financial statements included in our quarterly reports on Form 10-Q for the 2024 fiscal year. EisnerAmper billed us $251,000 for professional services for the audit of our annual consolidated financial statements for the 2023 fiscal year and the reviews of the consolidated financial statements included in our quarterly reports on Form 10-Q for the 2023 fiscal year.

Audit-Related Fees

EisnerAmper did not bill us in the 2024 and 2023 fiscal years for any professional services rendered for audit-related items.

Tax Fees

EisnerAmper did not bill us in the 2024 and 2023 fiscal years for any professional services rendered for tax compliance, tax advice or tax planning.

All Other Fees

EisnerAmper did not bill us in the 2024 and 2023 fiscal years for any other products or services.

Audit Committee Pre-Approval Policy

The audit committee is required to pre-approve the engagement of EisnerAmper to perform audit and other services for the Company. Our procedures for the pre-approval by the audit committee of all services provided by EisnerAmper comply with SEC regulations regarding pre-approval of services. Services subject to these SEC requirements include audit services, audit-related services, tax services and other services. The audit engagement is specifically approved, and the auditors are retained by the audit committee. The audit committee also has adopted policies and procedures for pre-approving all non-audit work performed by EisnerAmper. In accordance with audit committee policy and the requirements of law, all services provided by EisnerAmper in the 2024 and 2023 fiscal years were pre-approved by the audit committee and all services to be provided by EisnerAmper will be pre-approved. Pre-approval includes audit services, audit-related services, tax services and other services. To avoid certain potential conflicts of interest, the law prohibits a publicly traded company from obtaining certain non-audit services from its auditing firm. We obtain these services from other service providers as needed.

Vote Required For Approval

To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal and marked "ABSTAIN." A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. On this proposal, brokers will have discretionary authority to vote in the absence of timely instructions from their customers. As a result, broker non-votes should not exist with respect to this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3, TO RATIFY THE SELECTION OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

PROPOSAL NO. 4 -- APPROVE THE COMPANY’S REDOMESTICATION TO THE STATE OF NEVADA BY CONVERSION

The Board of Directors of Oblong, Inc. has approved a proposal to redomesticate the Company, by conversion, from a corporation organized under the laws of the State of Delaware (the "Delaware Corporation") to a corporation organized under the laws of the State of Nevada (the "Nevada Corporation)". We refer to the conversion of the Delaware Corporation into the Nevada Corporation as the "Redomestication." The Company’s Board of Directors recommends that our stockholders resolve to approve the Redomestication, including the Plan of Conversion, the Nevada Articles of Incorporation (the "Nevada Charter") and the other documents and transactions contemplated by the Redomestication, which we refer to as the "Redomestication Resolution." Upon the completion of the Redomestication, the Company will become a Nevada corporation and will continue to operate its business under its current name, Oblong, Inc.

Reasons for the Redomestication

The Board believes that there are several important reasons the Redomestication is in the best interests of the Company and its stockholders. The Board of Directors took a balanced approach and considered various factors in reaching its decision to approve the Redomestication and to recommend that our stockholders vote in favor of this proposal. We believe that our stockholders’ rights under Nevada law will be substantially similar to those under Delaware law. The Company also considered a number of benefits and factors in making its decision and believes that such benefits are sufficiently compelling for our stockholders.

Further, the Board also was aware and considered that a potential litigant might argue, and a court could determine, under Delaware law, that the directors and officers of the Company have an interest in the Redomestication to the extent that it might afford them greater limitations on liability under Nevada law for acts in their capacities as directors and officers occurring after the Redomestication. Nevertheless, the Board believes that there are several important reasons the Redomestication is in the best interest of the Company and its stockholders, as discussed below. The Board encourages all stockholders to read this proxy carefully and to consider the potential interests the directors and officers may have in the Redomestication in deciding whether to vote in favor of the Redomestication proposal.

Summary of the Rationale for the Redomestication and Company Practices

Financial Benefits and Cost Savings: We believe that the Redomestication will result in significant financial benefits, including, but not limited to the following:

●

We anticipate tax savings of approximately $175,000 to $200,000 on an annual basis. For the 2025 calendar year, we expect Delaware franchise tax expense will be approximately $175,000 to $200,000. We anticipate that, if we remain a Delaware corporation, for the 2026 calendar year, our Delaware franchise taxes will be approximately the same as 2025 (based on our current capital structure and assets). By comparison, if we redomesticate in Nevada, our current annual fees will consist of an annual Nevada state business license fee of $500, and the current fee for filing the Company’s annual list of directors and officers, based on the number of authorized shares and their par value, would equal $400.

●	Potential cost savings in director and officer (D&O) insurance premiums from reduced litigation and litigation costs, including attorneys’ fees, which can be significant for corporate litigation.

●

In addition, the Board believes that in recent years there has been an increased risk of opportunistic litigation for Delaware public companies, which has made Delaware a less attractive place of incorporation due to the substantial costs associated with defending against such suits. These costs are often borne by the Company’s stockholders through, among other things, indemnification obligations, distraction to Company management and employees, and increased insurance premiums.

Governance Best Practices and Stockholder Rights: In connection with the Redomestication, we considered our existing best practices and stockholder rights, and determined to further enhance stockholder rights as follows:

As a Delaware Corporation, we have currently adopted the following best practices, which will continue at the Nevada Corporation:

●	Majority of independent directors, and entirely independent audit, compensation, and nominating committees;
●	Removal of directors without cause;
●	No exclusive forum;
●	All directors elected annually (no classified board);
●	No dual-class common stock structure; and
●	Stockholders may act by written consent.

The Board is committed to robust corporate governance and believes in maintaining policies and practices that serve the interests of the Company and all of its stockholders.

More Predictability and Certainty in Decision Making: We believe that the recent variety in and unpredictability of judicial interpretation in the Delaware courts will have a chilling effect on corporate decision-making, which could result in a company not engaging in transactions potentially beneficial to stockholders. Nevada courts follow a more statute-based approach to director and officer duties that is less dependent on the vagaries of judicial interpretation in the Delaware courts. The Board considered recent amendments to the Delaware General Corporation Law (the “DGCL”) that appear to attempt to address, at least in part, some of the uncertainty that has been created by recent Delaware court decisions, but the DGCL amendments are untested, subject to judicial interpretation and may not fully mitigate a variety of litigation and business planning concerns for the Company, and the Board believes that Nevada’s statute-based approach provides greater certainty for corporate decision making, which, in turn will benefit our stockholders.

Reduces Risk of Opportunistic Litigation: The increasing frequency and cost of claims directed towards Companies and their directors and officers has greatly expanded the risk facing directors and officers of public companies in exercising their duties. This litigation can be time-consuming and burdensome for the Company, the directors and officers involved, and other members of Company management and employees. The Board considered recent amendments to the DGCL that appear to be designed, at least in part, to reduce litigation risk for Delaware corporations, but the DGCL amendments are untested, subject to judicial interpretation and may not fully mitigate certain litigation concerns for the Company, and the Board believes that Nevada’s statute-based approach provides greater certainty for corporate decision making, which, in turn will benefit our stockholders.

General Background and Context for the Board’s Recommendation

Historically, Delaware has dominated the market for incorporations for public companies and was the leading choice for a state of incorporation when the Company was founded. More recently, other states have amended their corporation laws and otherwise sought to make their jurisdictions more attractive as a place of incorporation. Nevada, in particular, has developed and advanced its corporate laws in order to provide businesses with a modern and predictable corporate governance framework, and as a result, Nevada has begun to compete with Delaware for public company incorporations. In considering the Redomestication, the Board considered, among other possibilities, Colorado, where our headquarters are currently located in Denver, and Texas.

In addition, the Board believes that in recent years, there has been an increased risk of opportunistic litigation for Delaware public companies, which has made Delaware a less attractive place of incorporation due to the substantial costs associated with defending against such suits. Over the years, we have experienced increases in our Director and Officer (D&O) insurance premiums from year to year, and companies can be subject to stockholder demands and litigation claims arising under Delaware Law, which could result in substantial legal fees and expenses. For example, we may be subject to stockholder books and records inspection demands, pursuant to Section 220 of the DGCL, purportedly seeking to investigate alleged mismanagement and wrongdoing, which, in turn, may cause us to expend substantial legal fees and costs in responding to such demands, in addition to the time and distraction for our management team in gathering records and providing information to our lawyers. Although Section 220 of the DGCL was amended on March 25, 2025 (the “2025 DGCL Amendments”) to narrow the scope of such demands and increase the burden on stockholders for obtaining such records, we still expect fewer frivolous books and records demands under Nevada law, as inspection rights are more restricted for stockholders of a public company like Oblong. Specifically, under the Nevada Revised Statutes (the “NRS”), the right of a stockholder of record to inspect books of account and financial statements does not apply to a corporation that furnishes stockholders a detailed, annual financial statement or that has filed certain reports required pursuant to the Exchange Act during the preceding 12 months.

The Board believes Nevada law is more advantageous than Delaware law because Nevada courts follow a more statute-based approach to director and officer duties, that is less dependent upon the vagaries of judicial interpretation and therefore tends to be more stable, predictable and efficient than decisions rendered under Delaware law, which largely consists of judicial decisions that develop and potentially shift over time. Recent Delaware Chancery Court decisions have raised questions in the market about the predictability of the Delaware courts, thus, in the Board's view, undermining what was previously touted as a significant benefit of incorporating in Delaware. Uncertainty as to what standards of conduct govern corporate decision making, and how a court may rule with respect to the propriety of a transaction after the fact, can have a chilling effect on corporate decision making, particularly where directors and officers face risk (even if unlikely) of personal liability, which could result in a company not engaging in transactions potentially beneficial to its stockholders. In addition, the imposition of onerous standards of post hoc judicial review, including standards that can preclude the possibility of obtaining dismissal of claims at the pleading stage, thereby encouraging litigation from the corporate plaintiff's bar, can create unnecessary friction and delay that may discourage pursuit of transactions the Board might otherwise believe to be in the best interests of the Company and its stockholders.

The Board believes that Nevada's statute-based approach provides greater certainty for corporate decision making, which, in turn will benefit our stockholders by reducing artificial friction or undue hesitation and allowing the Company to more fully consider and potentially enter advantageous business opportunities that our Board believes to be in the best interest of the Company and our stockholders.

Although both Delaware and Nevada law afford some protections to directors and officers in the form of exculpation from potential liability for money damages for certain acts in their capacities as directors and officers, Nevada law affords potentially greater protections. Specifically, Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of the duty of care, but not for breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct, or a knowing violation of law. Moreover, pursuant to a recent amendment to the DGCL, similar protections can be extended to senior officers of Delaware corporations in certain circumstances, but officers cannot be protected to the same degree as directors. For example, the DGCL does not permit a corporation to exculpate officers for breaches of the duty of care in claims asserted derivatively. By contrast, and notwithstanding the 2025 DGCL Amendments, which provide greater protection of directors and officers from liability for conflict of interest transactions in certain cases, Nevada law provides a broader exclusion of individual liability of both officers and directors to a company and its stockholders. Specifically, under Nevada law, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in their capacity as a director or officer unless (a) the presumption that the director or officer acted in good faith, on an informed basis and with a view to the interests of the company, has been rebutted, and (b) it is proven that (i) the director’s or officer’s act or failure to act constituted a breach of their fiduciary duties as a director or officer, and (ii) such breach involved intentional misconduct, fraud or a knowing violation of law. Thus, as a practical matter, for any acts occurring after the Redomestication, the Redomestication will generally result in, among other things, the elimination of any liability of an officer or director for a breach of fiduciary duty, unless arising from intentional misconduct, fraud, or a knowing violation of law. By reducing the risk of lawsuits being filed against the Company’s directors and officers, the Board believes the Redomestication may, among other things, help us attract and retain qualified management and directors.

The Redomestication will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in substantial savings to the Company over the long term. We anticipate tax savings of approximately $165,000 to $200,000 on an annual basis. For the 2025 calendar year, we expect Delaware franchise tax expense will be approximately $165,000. We anticipate that, if we remain a Delaware corporation, for the 2026 calendar year, our Delaware franchise taxes will be approximately the same as 2025 (based on our current capital structure and assets). By comparison, if we redomesticate in Nevada, our current annual fees will consist of an annual Nevada state business license fee of $500, and the current fee for filing the Company’s annual list of directors and officers, based on the number of authorized shares and their par value, would equal to $400.

*                      *                      *

In summary, for the reasons discussed above and throughout this proxy statement, the Board believes that the Redomestication is in the best interests of the Company and its stockholders. Nevada is an important state for the Company’s business in ways that Delaware is not, and is expected to remain so for the foreseeable future. Furthermore, in the Board’s view, the increased certainty offered by Nevada law around corporate decision making for transactions that the Board determines to be in the best interest of the Company and its stockholders, coupled with an expected reduction in the risk of litigation challenging those transactions (except in the specific circumstances recognized by Nevada law), will promote the pursuit of value-maximizing business strategies, reduce the Company’s exposure to the substantial costs of corporate litigation and enhance stockholder value over the long term.

There are currently no known pending claims or lawsuits against any of our directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company. Nevertheless, in reaching its decision to approve the Redomestication and to recommend that our stockholders vote in favor of this proposal, the Board was aware and considered that a potential litigant might argue, and a court could determine, under Delaware law, that the directors and officers of the Company have an interest in the Redomestication to the extent that it might afford them greater limitations on liability under Nevada law for acts in their capacities as directors and officers occurring after the Redomestication. Nevertheless, as set forth above, the Board believes that the interests of the Company and its stockholders will greatly benefit from the proposed Redomestication, and therefore that the Redomestication is fully justified on such grounds and in the best interests of the Company and its stockholders, irrespective of any potential benefit to our directors and officers.

As also discussed above, the Redomestication could potentially provide us greater flexibility to consider and engage in certain types of corporate transactions that might provide stockholders an opportunity to realize greater value for their shares in the Company that the Board determines to be in the best interests of our stockholders. Nevada has enacted a statute codifying the business judgment rule and this statute has been interpreted by the Nevada Supreme Court as mandating application of the business judgment rule to transactions that, under Delaware law, may be subject to judicial review under the entire fairness standard. As a result, the

Redomestication may allow the Company to accomplish certain types of transactions with a reduced risk of litigation and/or a court overturning the business decisions of our Board, to the detriment of the Company and its stockholders.

No such transactions potentially implicating the entire fairness standard under Delaware law are currently being discussed or considered by the Board. Consequently, the Redomestication is not being proposed to prevent a change in control, or as a response to any present attempt known to the Board to acquire control of the Company or obtain representation on the Board. Nevertheless, certain effects of the proposed Redomestication may be considered to have anti-takeover implications by virtue of being subject to Nevada law. See “Anti-Takeover Implications of the Redomestication” below for additional information.

Principal Terms of the Redomestication

The Redomestication would be effected through a conversion pursuant to Section 266 of the DGCL as set forth in the Plan of Conversion, which is included as Annex B to this proxy statement. Approval of this proposal will constitute approval of the Plan of Conversion and the other documents contemplated by the Redomestication. The Plan of Conversion provides that we will convert from a Delaware corporation into a Nevada corporation pursuant to Section 266 of the DGCL and Sections 92A.195 and 92A.205 of the NRS. Pursuant to Section 92A.250 of the NRS, the Redomestication is a continuation of the existence of the constituent entity.

The Plan of Conversion provides that, upon the Redomestication, each outstanding share of common stock of the Delaware Corporation will be automatically converted into one outstanding share of common stock of the Nevada Corporation. Securityholders holding certificated shares of the common stock of the Delaware corporation will not have to exchange their existing stock certificates for new stock certificates. At the same time, upon the Redomestication, each outstanding right to acquire shares of common stock of the Delaware Corporation will automatically become a right to acquire an equal number of shares of common stock of the Nevada Corporation under the same terms and conditions. At the Effective Time (as defined herein) of the Redomestication, our common stock will continue to be traded on The Nasdaq Capital Market under the symbol “OBLG”. The Redomestication is not expected to cause any interruption in the trading of our common stock.

The Plan of Conversion further provides that, upon the Redomestication, each outstanding share of the Delaware Corporation’s Series Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), will be automatically converted into one outstanding share of the corresponding series of the Nevada Corporation’s preferred stock, the certificate of designation for which will provide for terms that are substantively identical with those of the Delaware Corporation’s certificate of designations for the Preferred Stock. Additionally, each outstanding warrant to purchase shares of the Preferred Stock will automatically become a right to acquire an equal number of shares of preferred stock of the Nevada Corporation under the same terms and conditions.

The Board currently intends that the Redomestication will occur as soon as practicable following the Annual Meeting. If the Redomestication is approved by our stockholders, it is anticipated that the Redomestication will become effective at the date and time (the Effective Time) specified in each of (i) the Articles of Conversion to be executed and filed with the office of the Nevada Secretary of State in accordance with NRS 92A.205 and (ii) the Certificate of Conversion to be executed and filed with the Office of the Secretary of State of Delaware in accordance with Section 262 of the DGCL. However, the Redomestication may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the Effective Time of the Redomestication, whether before or after the approval by the Company’s stockholders, should the Board determine for any reason that the consummation of the Redomestication should be delayed or terminated because it is inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

Effects of the Redomestication

Following the Redomestication, the Company will be governed by the NRS instead of the DGCL, as well as by the form of the Nevada Charter and the form of Nevada Bylaws (the “Nevada Bylaws”), included as Annex C and Annex D, respectively, to this proxy statement. Approval of this proposal will constitute approval of the Nevada Charter and Nevada Bylaws. Our current Amended and Restated Certificate of Incorporation (the “Delaware Charter”) and our current Amended and Restated Bylaws (the “Delaware Bylaws”) will no longer be applicable following completion of the Redomestication. Copies of the Delaware Charter and Delaware Bylaws are available as Exhibits 3.1 and 3.2 of our Annual Report on Form 10-K for the year ended December 31, 2024, which is available to the public over the Internet at the SEC’s website at http://www.sec.gov.

Following completion of the Redomestication, in addition to being governed by the Nevada Charter, Nevada Bylaws, and the NRS, the Company will continue to exist in the form of a Nevada corporation. By virtue of the Redomestication, all the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, all debts, liabilities, and duties of the Delaware Corporation will remain attached to the Nevada Corporation and may be enforced against the Nevada Corporation.

There will be no change in our business, properties, assets, liabilities, obligations, or management because of the Redomestication. Similarly, our directors and officers immediately prior to the Redomestication will continue to serve in the same capacity immediately following the completion of the Redomestication. We will also continue to maintain our corporate headquarters in Denver, Colorado.

No Securities Act Consequences

The Company will continue to be a publicly held company following completion of the Redomestication, and its common stock will continue to be listed on The Nasdaq Capital Market and traded under the symbol “OBLG”. The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the common stock as a result of the Redomestication. We and our stockholders will be in the same respective positions under the federal securities laws after the Redomestication as we and our stockholders were prior to the Redomestication.

Key Differences Between the Delaware Charter and Bylaws and the Nevada Charter and Bylaws

The Nevada Charter and Nevada Bylaws differ in several respects from the Delaware Charter and Delaware Bylaws, respectively. Set forth below is a table summarizing certain material differences in the rights of our stockholders under Nevada and Delaware law, and under the respective charters and bylaws. This chart does not attempt to address each difference, but instead focuses on those differences which we believe are most relevant and material to our stockholders. This chart is qualified in its entirety by reference to the NRS, the Nevada Charter, the Nevada Bylaws, the DGCL, the Delaware Charter and the Delaware Bylaws.

Provision	Delaware	Nevada
Charter Regarding Limitation of Liability

The Delaware Charter provide that a director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except (a) for any breach of the director's duty of loyalty to the corporation or its stockholders; (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; (c) for the payment of unlawful dividends, stock repurchases or redemptions; or (d) for any transaction in which the director received an improper personal benefit.

The Nevada Charter provides that, to the fullest extent permitted by the NRS, the liability of directors and officers of the Company shall be eliminated or limited.
Charter Regarding Voting Rights of Preferred Stock	There is no corresponding provision in the Delaware Charter.

The Nevada Charter provides that, except as otherwise required by law, the holders of any series of preferred stock shall be entitled to only such voting rights, if any, as shall expressly be granted thereto by the Nevada Charter, including the certificate of designation relating to such series of preferred stock.

Removal of Directors

The Delaware Bylaws provide that any director or the entire board may be removed from office at any time, with or without cause, only by the affirmative vote of the holders of a majority of the outstanding capital stock of the Company then entitled to vote generally in the election of directors.

The Nevada Bylaws provide that any director or the entire board may at any time be removed, with or without cause, by the vote, either in person or represented by proxy, of not less than two-thirds of the voting power generally in the election of directors, which is the lowest permitted voting threshold for removal of a director under the NRS.

Bylaws Regarding Proxies	Under the DGCL, no proxy authorized by a stockholder shall be valid after three years from the date of its execution unless the proxy provides for a longer period.	Under the NRS, proxies are valid for six months from the date of creation unless the proxy provides for a longer period of up to seven years.
Bylaws Regarding Indemnification of Directors and Officers	The Delaware Bylaws provide that the Company shall indemnify against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred each person who has been successful on the merits or otherwise in the defense of any action, suit or proceeding and each person who (i) a majority of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders, authorizes the indemnification of when that person is a party to or is threatened to be made a party to an action, suit or proceeding, or investigation by reason of the fact that he or she is or was a director, officer, or serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or who was or is a party or is threatened to be made a party of any, threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the Company if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. However, under the Delaware Bylaws, no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the Company, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses.	The Nevada Bylaws provide that the Company shall indemnify, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502 and 78.751) as then in effect or as amended from time to time, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred each person who has been successful on the merits or otherwise in the defense of any action, suit or proceeding and each person who (i) a majority of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders, authorizes the indemnification of when that person is a party to or is threatened to be made a party to an action, suit or proceeding, or investigation by reason of the fact that he or she is or was a director, officer, or serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or who was or is a party or is threatened to be made a party of any, threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the Company if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. However, under the Nevada Bylaws, no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the Company, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses.
Bylaws Regarding Virtual Stockholder Meetings	There is no corresponding provision in the Delaware Bylaws.	The Nevada Bylaws provide that any meeting of the stockholders may be held solely by means of remote communications, subject to any limitations in the NRS.
Bylaws Regarding Annual Meetings of Stockholders

The Delaware Bylaws provide that annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such time and date as shall be designated from time to time by the board.

The Nevada Bylaws provide that annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such time and date as shall be designated from time to time by the board, and provide that, unless restricted by the Nevada Charter or applicable law, the Board of Directors may postpone, reschedule, or cancel any annual meeting of stockholders.

Bylaws Regarding Quorum

The Delaware Bylaws provide that holders of one-third of the capital stock issued and entitled to vote thereat, present in person or represented by proxy shall constitute a quorum at all meetings of the stockholders for the transaction of business.

The Nevada Bylaws provide that one-third of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on any matter, constitutes a quorum for the transaction of business.

Comparison of Stockholder Rights Under Delaware and Nevada Law

The rights of our stockholders are currently governed by the DGCL, the Delaware Charter and the Delaware Bylaws. Following completion of the Redomestication, the rights of the Company's stockholders will be governed by the NRS, the Nevada Charter and the Nevada Bylaws.

The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Company following completion of the Redomestication. The following discussion does not provide a complete description of the differences that may affect your rights as a stockholder. This summary is qualified in its entirety by reference to the NRS and DGCL as well as to the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws.

Increasing or Decreasing Authorized Capital Stock. Delaware law does not have a provision permitting the board of directors of a corporation to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares (and change the par value thereof) without a vote of the stockholders. NRS 78.207 allows the board of directors of a Nevada corporation, unless otherwise provided in the articles of incorporation, to increase or decrease the number of authorized shares of a class or series of the corporation's shares and correspondingly effect a forward or reverse split of the same class or series of the corporation's shares (and change the par value thereof) without a vote of the stockholders, as long as the action taken (i) does not adversely change or alter any right or preference of the stockholders and does not include provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and (ii) who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law has no similar provision. In such circumstances, the proposed increase or decrease must be approved by the stockholders holding a majority of the voting power of the affected class or series.

The Nevada Charter does not alter the statutory default provisions.

Classified Board of Directors. The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this is done, the stockholders elect only one class each year and each class would have a term of office of three years. The Delaware Charter and Delaware Bylaws do not provide for a classified board of directors. The NRS also permits any Nevada corporation to classify its board of directors into any number of classes with staggered terms of office, as long as at least one-fourth of the total number of directors is elected annually. The Nevada Charter and Nevada Bylaws do not provide for a classified board of directors, and thus our stockholders will continue to elect the full board of directors each year for a one-year term following the consummation of the Redomestication.

Cumulative Voting. Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder, multiplied by the number of directors to be elected, and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors. The NRS also permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors if certain procedures are followed.

The Delaware Charter does not provide for cumulative voting in the election of directors. Similarly, the Nevada Charter does not provide for cumulative voting.

Vacancies. Under both the DGCL and the NRS, subject to the certificate or articles of incorporation and bylaws, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board. Both the Delaware Bylaws and Nevada Bylaws follow this default provision.

Removal of Directors. Under the DGCL, the holders of a majority of shares of each class entitled to vote at an election of directors may vote to remove any director or the entire board without cause unless (i) the board is a classified board, in which case directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against their removal would be sufficient to elect him or her. Currently, the Delaware Bylaws provide that directors may be removed with or without cause by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company then entitled to vote generally in the election of directors. However, the NRS does not make a distinction between removal for or without cause, and, therefore, the Nevada Corporation will permit removal with or without cause. The NRS requires the vote of the holders of at least two-thirds of the shares or class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. Nevada law does not permit the vote of less than the holders of at least two-thirds of the voting power to remove a director; however, the Nevada Bylaws will, like the Delaware Bylaws, afford stockholders the ability to remove directors without cause.

Fiduciary Duties and Business Judgment. Nevada requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but unlike some other jurisdictions (such as Delaware), fiduciary duties of directors and officers are codified in the NRS. As a matter of statute, directors and officers are presumed to act in good faith, on an informed basis, and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements, and other financial data prepared or presented by corporate directors, officers, or employees who are reasonably believed to be reliable and competent. Reliance may also be based upon: (i) advice or information provided by legal counsel, public accountants, advisers, bankers, or other persons reasonably believed to be competent; and (ii) the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation's board of directors, and if the committee's work was within its designated authority and relates to matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account, or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person's professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Both Delaware and Nevada law extend the statutory protection for reliance on such persons to corporate officers. The Nevada directors and officers will, therefore, be subject to their statutory duties and protections as set forth above.

Flexibility for Decisions, Including Takeovers. Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are generally protected by the statutory business judgment rule. However, in the case of an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, directors will only be given the benefit of the presumption of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists, and if the action taken that impedes the exercise of the stockholders' rights is reasonable in relation to such threat.

In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies, which may include, without limitation, the effect of the decision on several corporate constituencies in addition to the stockholders, including the corporation's employees, suppliers, creditors and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. The NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor. Further, a director may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation, upon consideration of any relevant facts, circumstances, contingencies or constituencies, including that there are reasonable grounds to believe that, within a reasonable time the corporation or any successor would be or become insolvent and subjected to bankruptcy proceedings.

Significantly, the DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. Instead, in a number of cases and in certain situations, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders. Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, is significantly greater than that granted to directors of Delaware corporations. In light of the Nevada constituency statute, our Board will have greater discretion in determining the appropriate factors to take into consideration when making corporate decisions than it currently has under Delaware law.

Limitation on Personal Liability of Directors and Officers. The NRS and the DGCL each, by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation or their stockholders for monetary damages for breach of a director's fiduciary duty, subject to the differences discussed below.

The DGCL permits corporations to adopt charter provisions exculpating directors from monetary liability to the corporation and its stockholders for breaches of the directors' duty of care, but the statute precludes liability limitation for breach of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds. With respect to a corporation's most senior officers namely, the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as "named executive officers" in a corporation’s most recent SEC filings or who otherwise consent to jurisdiction under Delaware's long-arm statute applicable to directors and officers of Delaware corporations the DGCL authorizes similar limitations of liability, but only in connection with direct claims brought by stockholders, including class actions. The DGCL does not, however, authorize a limitation on liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

Under the NRS, and unless the articles of incorporation provide for greater liability, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, the presumption of the business judgment rule must be rebutted and it must be proven that the director's or officer's act or failure to act constituted a breach of their fiduciary duties as a director or officer, and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Unlike the DGCL, however, the limitation on director and officer liability under the NRS does not distinguish the duty of loyalty or transaction from which a director derives an improper personal benefit, but does, pursuant to NRS 78.300, impose limited personal liability on directors for distributions made in violation of NRS 78.288. Further, the NRS permits a corporation to renounce in its articles of incorporation any interest or expectancy to participate in specific or specified classes or categories of business opportunities. Both the DGCL and the NRS permit limitation of liability, which applies to both directors and officers, though the NRS also expressly applies this limitation to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary for a corporation to adopt provisions in its articles of incorporation limiting personal liability of directors or officers, as this limitation is provided by statute.

The Delaware Charter provides for exculpation of directors except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit, but does not provide for exculpation of directors and officers as described above under Nevada law.

As described above, the NRS generally provides broader protection from personal liability for directors and officers than the DGCL. The Nevada Charter provides for exculpation of directors to the fullest extent permitted by the NRS.

Indemnification. The NRS and the DGCL each have statutory mechanisms that permit corporations to indemnify directors, officers, employees, and agents in similar circumstances, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions' statutory indemnification mechanisms permit a corporation to indemnify current and former directors, officers, employees, and agents for attorneys' fees and other expenses, judgments, and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit, or proceeding. The person seeking indemnity may recover under these statutory provisions as long as they acted in good faith and believed their actions were either in the best interests of, or not opposed to, the best interests of the corporation. Under the indemnification mechanism provided under the NRS, the person seeking indemnity may also be indemnified if they are not held liable for breach of their fiduciary duties. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe their conduct was unlawful. The articles of incorporation may provide for further indemnification than that described in the statutory mechanism provided under the NRS.

In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees, or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

Under the statutory indemnification mechanism in either jurisdiction, no corporation may indemnify a party unless it decides that indemnification is proper. Under the DGCL, the corporation, through its stockholders, directors, or independent legal counsel, will determine whether the conduct of the person seeking indemnity conformed to the statutory provisions governing indemnity. Similarly, under the statutory indemnification mechanisms under the NRS, the corporation, through its stockholders, directors, or independent counsel, must determine that the indemnification is proper.

The indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. However, unless otherwise ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.

The Bylaws provide for indemnification to the fullest extent permitted by the NRS (subject to the terms set forth in the Nevada Bylaws), which is necessary to ensure that we can attract high-quality and experienced directors.

Advancement of Expenses. The DGCL and NRS have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees, and agents.

The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that they are not entitled to be indemnified by the corporation as authorized under the DGCL. A Delaware corporation has the discretion to decide whether or not to advance such defense expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement.

The NRS similarly provides that unless otherwise restricted by the articles of incorporation, the bylaws or an agreement made by the corporation, the corporation may pay defense expenses of a director or officer in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that they are not entitled to be indemnified by the corporation. Similar to Delaware, such advancement of expenses would be discretionary unless the articles of incorporation, the bylaws, or an agreement made by the corporation requires the corporation to pay such expenses upon receipt of such an undertaking.

Director Compensation. The DGCL does not have a specific statute governing either the establishment of director compensation or the fairness of director compensation. In contrast, the NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors so establishes the compensation of directors, such compensation is presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence. The Company's Board after Redomestication will establish the compensation of its directors, as it did before the Redomestication.

Action by Written Consent of Directors. Both the DGCL and NRS provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Neither the Delaware Charter or Delaware Bylaws, nor the Nevada Charter or Nevada Bylaws, limit the type or nature of a board action taken by written consent.

Actions by Written Consent of Stockholders. Both the DGCL and NRS provide that, unless the articles or certificate of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock, having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders, consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. There is no equivalent notice requirement under the NRS.

The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its articles of incorporation or bylaws.

The Delaware Charter is silent with respect to actions taken by the stockholders by written consent. The Nevada Bylaws explicitly permit stockholders to take actions by written consent, provided that holders of outstanding stock, having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders, consent to the action in writing.

Dividends and Distributions. Delaware law is more restrictive than Nevada law with respect to dividend payments. Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation.

The NRS provides that no distribution (including dividends on, or redemption or purchases of, shares of capital stock or distributions of indebtedness) may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or, (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders (this clause (ii) condition, the “Balance Sheet Test”). Directors may consider financial statements prepared on the basis of accounting practices that are reasonable under the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable under the circumstances. The Nevada Charter does not, however, eliminate the Company's requirement to comply with the Balance Sheet Test with respect to any distribution. The payment of dividends following the consummation of the Redomestication will be within the discretion of the Board. The Board does not anticipate that the Company will pay dividends in the foreseeable future.

Restrictions on Business Combinations. Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in Section 203 of the DGCL and NRS 78.411 through 78.444.

Under Section 203 of the DGCL, certain "business combinations" with "interested stockholders" of the Company are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term "business combination" is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation's consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by at least two-thirds (66-2/3%) of the outstanding voting stock not owned by the interested stockholder.

In contrast, the NRS imposes a maximum moratorium of two years versus Delaware's three-year moratorium on business combinations. However, NRS 78.411 through 78.444 regulate business combinations more stringently. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the two-year moratorium can be lifted only by advance approval of the combination or the transaction by which such person first becomes an interested stockholder by a corporation's board of directors or unless the combination is approved by the board and 60% of the corporation's voting power not beneficially owned by the interested stockholder, its affiliates and associates, as opposed to Delaware's provision that allows interested stockholder combinations with stockholder approval at the time of such combination. Finally, after the two-year period, a combination remains prohibited unless (i) it is approved by the board of directors, the disinterested stockholders, or a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates, or (ii) the interested stockholders satisfy certain fair value requirements. But note that these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. These combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record.

Companies are entitled to opt out of the business combination provisions of the DGCL and NRS. The Company has opted into the business combination provisions of Section 203 of the DGCL, and the Company opts into the business combination provisions of NRS 78.411 through 78.444 under the Nevada Charter. Any opt-out of the business combinations provisions of the NRS must be contained in an amendment to the Nevada Charter approved by a majority of the outstanding voting power not then owned by interested stockholders, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment, and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment.

Acquisition of Controlling Interests. In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects the corporation and its stockholders from persons acquiring a "controlling interest" in a corporation. The provisions can be found in NRS 78.378 through 78.3793. Delaware law does not have similar provisions.

Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a "controlling interest" means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become "control shares" to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person's shares, and the corporation must comply with the demand.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation's stock ledger at all times during the 90 days immediately preceding that date, and which does business directly or indirectly or through an affiliated corporation in Nevada. NRS 78.378(2) provides that the corporation, by virtue of its articles of incorporation, bylaws, or resolutions adopted by directors, may impose stricter requirements if it so desires.

Corporations are entitled to opt out of the above controlling interest provisions of the NRS. In the Nevada Charter and the Nevada Bylaws, the Company does not opt out of these provisions.

Stockholder Vote for Mergers and Other Corporate Reorganizations. Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or sale involving substantially all of its assets must authorize such merger or sale of assets by vote of an absolute majority of outstanding shares entitled to vote. The corporation's board of directors must also approve such transaction. Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation's board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of virtually all, but less than all, of a corporation's assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.

The DGCL and NRS have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger. The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan, do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

The Delaware Charter does not require a higher percentage to vote to approve certain corporate transactions. The Nevada Charter also does not specify a higher percentage.

Appraisal or Dissenter’s Rights. In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenters' rights permit a stockholder to receive cash generally equal to the fair value of the stockholder's shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation or conversion, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

In addition, Section 262 of the DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger, consolidation, or conversion. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval. The Delaware Charter and Delaware Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of the stockholder's shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares, or (v) any corporate action to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder's outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. The NRS prohibits a dissenting stockholder from voting their shares or receiving certain dividends or distributions after their dissent.

Also under NRS 92A.390, holders of covered securities (generally those that are listed on a national securities exchange), any shares traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20,000,000, and any shares issued by an open-end management investment company registered under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value, are generally not entitled to dissenter's rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, shares of stock or other securities as described in NRS 92A.390(3) or any combination thereof. The Nevada Charter provides that the foregoing exception is not available with respect to any corporate action for which dissenters' rights would otherwise be available, which requires stockholders to accept only cash in exchange for their shares.

The mechanics and timing procedures vary somewhat between Delaware and Nevada, but both require technical compliance with specific notice and payment protocols.

Special Meetings of the Stockholders. The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. The NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors, or the President, unless the articles of incorporation or bylaws provide otherwise.

Currently, under the Delaware Charter and Bylaws, a special meeting of stockholders may be called by a majority vote of the board or by the Chairman of the Board. The Nevada Bylaws contain a substantially similar provision.

Meetings Pursuant to Petition of Stockholders. The DGCL provides that a director or a stockholder of a corporation may apply to the Court of Chancery of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting.

Under the NRS, stockholders having not less than 15% of the voting power may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Stockholder Special Meetings. Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or, if after the adjournment, a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.

In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies. Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.

Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Quorum and Voting. The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall a quorum consist of less than one-third of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the shares entitled to vote shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series is required, a majority of the outstanding shares of such class or series shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series present at the meeting shall be the act of such class or series, or classes or series. A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board. The Delaware Bylaws provide that the holders of shares representing one-third of the capital stock issued and entitled to vote thereat present in person or represented by proxy shall constitute a quorum at all meetings of the stockholders for the transaction of business and directors shall be elected by a plurality of the votes cast for such director at any meeting where a quorum is present.

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business. Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation's articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote. The Nevada Bylaws provide that unless otherwise required by law or the articles of incorporation of the Company, the holders of one-third of the voting power of the Company's capital stock represented in person or by proxy shall constitute a quorum at all meetings of the stockholders for the transaction of business. The Nevada Bylaws provide except as otherwise provided by law, in the articles of incorporation or bylaws of the corporation, that action by the stockholders on a matter other than the election of directors is approved if the holders of a majority of the stock represented and entitled to vote at such meeting vote to approve the action. The Nevada Bylaws also provide that directors shall be elected by a plurality of the votes cast for such director.

Shareholder Inspection Rights. Section 220 of the DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation's stock ledger, list of stockholders, and its other books and records for any proper purpose. A proper purpose is one reasonably related to such person's interest as a stockholder. The Board is aware of, and has considered, the recent amendments to the DGCL that potentially limit the books and records available for inspection under Section 220 of the DGCL by specifying certain corporate documents that are required to be produced and permitting a corporation to impose reasonable restrictions on the confidentiality, use, or distribution thereof. Stockholders may still seek records in addition to those listed in the statute - including emails and text messages - but must, among other things, show a compelling need and demonstrate that the records are necessary and essential to further the stockholder's proper purpose.

Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days' written demand the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to their interest as a stockholder of the corporation.

In addition, the NRS grants certain stockholders the right to inspect the books of account and financial statements of a corporation for any proper purpose. The right to inspect the books of account and financial statements of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. In addition, the board of directors may condition such inspection on the stockholders exercising such rights to enter into and comply with a confidentiality agreement having such terms and scope as reasonably related to protecting the legitimate interests of the corporation. However, these requirements do not apply to any corporation that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.

Business Opportunities. Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for their own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation's line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for their own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Similar to the DGCL, the NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Other Considerations

Potential Risks and Disadvantages of the Redomestication.

Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. While Nevada also has encouraged incorporation in that state and has adopted comprehensive, modern, and flexible statutes that it periodically updates and revises to meet changing business needs, Nevada case law concerning the application of its statutes, and regulations is not as developed to date. As a result, to the extent Nevada’s statutes do not provide a clear answer, and a Nevada court must make a determination about issues concerning the Company’s governance without clear guidance or precedent, the Company and its stockholders may experience less predictability with respect to whether certain corporate decisions or transactions are proper, and/or the extent to which stockholders maintain the right to challenge such decisions or transactions. Recent Nevada Supreme Court cases, such as Wynn Resorts v. Eighth Judicial Dist. Court, 399 P.3d 334 (Nev. 2017), Chur v. Eighth Judicial District Court, 458 P.3d 336 (Nev. 2020), and Guzman v. Johnson, 483 P.3d 531 (Nev. 2021), have emphasized application of the plain meaning of the statutes enacted by the Nevada Legislature, which is consistent with the directive of NRS 78.012(3): “The plain meaning of the laws enacted by the Legislature . . . including, without limitation, the fiduciary duties and liability of the directors and officers of a [Nevada] corporation set forth in NRS 78.138 and 78.139, must not be supplanted or modified by laws or judicial decisions from any other jurisdiction.” However, that same statute expressly provides that directors and officers of Nevada corporations “may be informed by the laws and judicial decisions of other jurisdictions and the practices observed by business entities in any such jurisdiction” without such actions constituting or indicating a breach of fiduciary duty. Further, in the absence of Nevada law, Nevada courts have historically looked to Delaware law for guidance. See, e.g., Brown v. Kinross Gold U.S.A., Inc., 531 F. Supp. 2d 1234, 1245 (D. Nev. 2008) (“the Nevada Supreme Court frequently looks to the Delaware Supreme Court and the Delaware Courts of Chancery as persuasive authorities on questions of corporation law”). Thus, it is possible that a Nevada court could reach a similar conclusion as the Delaware Court of Chancery in an area where the two jurisdictions have similar laws, or in an instance where Nevada law is silent but Delaware has addressed the issue.

Also, underwriters and other members of the financial services industry may be less willing and able to assist the Company with capital-raising programs because they might perceive Nevada’s laws as being less flexible or developed than those of Delaware. Certain investment funds, sophisticated investors, and brokerage firms may likewise be less comfortable and less willing to invest in a corporation incorporated in a jurisdiction other than Delaware, whose corporate laws may be less understood or perceived to be less responsive to stockholder rights or demands.

The Company will also incur certain non-recurring costs in connection with the Redomestication, including legal and other transaction costs. A majority of these costs have already been incurred or will be incurred regardless of whether the Redomestication is ultimately approved and completed. Many of the expenses that will be incurred are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Redomestication.

Regulatory Matters

The consummation of the Redomestication requires the filing of the Articles of Conversion and the Nevada Charter with the office of the Nevada Secretary of State and the Certificate of Conversion with the Office of the Secretary of State in Delaware. No other regulatory or governmental approvals or consents will be required in connection with the Redomestication.

No Appraisal Rights

Under the DGCL, holders of our common stock are not entitled to appraisal rights based on the Redomestication described in this proposal.

No Exchange of Stock Certificates Required

Stockholders holding certificated shares of our common stock of the Delaware Corporation (the “Delaware Common Stock”) will not have to exchange their existing stock certificates for new stock certificates.

No Material Accounting Implications

Effecting the Redomestication will not have any material accounting implications for the Company.

Certain Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the Redomestication to holders of the shares of our common stock of the Delaware Common Stock, each of which shares will be converted into one outstanding share of common stock of the Nevada Corporation (the “Nevada Common Stock”) in connection with the Redomestication. No ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the U.S. federal income tax consequences of the Redomestication, and no assurance can be given that the IRS will not take a contrary position to the U.S. federal income tax consequences described below or that any such contrary position will not be sustained by a court.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations promulgated or proposed thereunder (collectively, the "Treasury Regulations"), judicial authority, and administrative rulings and practice, all as in effect as of the date of this proxy statement, and all of which are subject to change at any time, possibly with retroactive effect. Any such change could materially affect the accuracy of the statements and conclusions set forth in this discussion. This discussion is limited to holders of the Delaware Common Stock that are U.S. holders (as defined below) and that hold their shares of common stock as capital assets, within the meaning of Section 1221 of the Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of the Delaware Common Stock in light of their particular circumstances (including without limitation the Medicare tax imposed on net investment income and the alternative minimum tax), nor does it address any tax consequences to holders subject to special treatment under the U.S. federal income tax laws, including without limitation. tax-exempt entities, partnerships or other pass-through entities for U.S. federal income tax purposes (and investors therein), mutual funds, real estate investment trusts, regulated investment companies, holders that acquired their shares of common stock pursuant to the exercise of employee stock options or otherwise as compensation, banks and other financial institutions, insurance companies, brokers, dealers or traders in securities, U.S. holders (as defined below) that have a functional currency other than the U.S. dollar, U.S. expatriates and former citizens or former long-term residents of the United States, persons subject to the alternative minimum tax, non-U.S. persons, and holders that hold Delaware Common Stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment, or other risk-reduction transaction for U.S. federal income tax purposes. This discussion also does not address any potential consequences of any U.S. federal estate, gift, or other non-income tax, or of any state, local, or foreign tax.

ALL HOLDERS OF THE DELAWARE COMMON STOCK ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO ANY POTENTIAL SPECIFIC TAX CONSEQUENCES TO THEM OF THE REDOMESTICATION, INCLUDING ANY APPLICABLE U.S. FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES.

For purposes of this section, a “U.S. holder” is a beneficial owner of the Delaware Common Stock that is, for U.S. federal income tax purposes, (i) an individual that is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States or any state or political subdivision thereof; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if (a) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has a valid election in place under applicable Treasury Regulations to be treated as a U.S. person.

If a partnership (including any entity or arrangement treated as partnership for U.S. federal income tax purposes) holds shares of the Delaware Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership holding shares of the Delaware Common Stock should consult its tax advisor regarding the U.S. federal income tax consequences of the Redomestication.

Treatment of the Redomestication

Subject to the caveats and qualifications noted above, we intend the Redomestication, under U.S. federal income tax law, to qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming the Redomestication qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:

●

no gain or loss will be recognized by, and no amount will be included in the income of, a holder of the Delaware Common Stock upon the conversion of such Delaware Common Stock into the Nevada Common Stock in connection with the Redomestication;

●	the aggregate tax basis of the shares of the Nevada Common Stock received by a holder of shares of the Delaware Common Stock in connection with the Redomestication will equal the aggregate tax basis of the shares of the Delaware Common Stock converted into such shares of the Nevada Common Stock; and

●	the holding period of the shares of the Nevada Common Stock received by a holder of the Delaware Common Stock in connection with the Redomestication will include the holding period of the Delaware Common Stock converted into such shares of the Nevada Common Stock.

Stockholders that have acquired different blocks of the Delaware Common Stock at different times or at different prices, and whose blocks of such common stock are converted into shares of Nevada Common Stock in connection with the Redomestication, should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, such shares of the Nevada Common Stock.

Information Reporting

A U.S. holder of the Delaware Common Stock that owns at least 5% of the outstanding stock of the Company (by vote or value) immediately before the Redomestication will generally be required to attach to such holder’s U.S. federal income tax return for the year in which the Redomestication occurs a statement setting forth certain information relating to the Redomestication, including the aggregate fair market value and tax basis of the stock of such holder converted in connection with the Redomestication. Holders of the Delaware Common Stock should consult their tax advisors to determine whether they are required to provide the foregoing statement.

THE PRECEDING DISCUSSION IS INTENDED FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE. FURTHER, IT IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS THAT MAY BE IMPORTANT TO A SPECIFIC HOLDER OF DELAWARE COMMON STOCK. THUS, ALL HOLDERS OF DELAWARE COMMON STOCK ARE STRONGLY ENCOURAGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES RESULTING FROM THE REDOMESTICATION, INCLUDING TAX RETURN REPORTING REQUIREMENTS, THE APPLICABILITY AND EFFECT OF THE ALTERNATIVE MINIMUM TAX, AND ANY FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE EFFECT OF ANY PROPOSED CHANGES IN THE TAX LAWS.

Anti-Takeover Implications of the Redomestication

The Redomestication is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or to obtain representation on the Board. Nevertheless, certain effects of the Redomestication may be considered to have anti-takeover implications by virtue of being subject to Nevada law.

Delaware law and the Delaware Charter and Delaware Bylaws contain provisions that may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or negative effect on the Company and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by a board can be opportunistically timed to take advantage of an artificially depressed stock price. Takeover attempts can also be coercively structured, can disrupt the business and management of a corporation, and can generally present a risk of terms that may be less favorable than would be available in a board-approved transaction. In contrast, board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available, and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation and the most effective deployment of corporate assets.

The Board recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may be beneficial to stockholders, providing them with considerable value for their shares. However, the Board believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give the Board the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize stockholder value. Accordingly, the Delaware Charter and Delaware Bylaws include certain provisions that are intended to accomplish these objectives, but which may have the effect of discouraging or deterring hostile takeover attempts.

Nevada law includes some features that may deter hostile takeover attempts, and the Nevada Charter contains certain anti-takeover provisions similar to those set forth in the Delaware Charter. Notwithstanding these similarities, there are several differences between Nevada and Delaware law and between the governing documents of the Delaware Corporation and the Nevada Corporation, which could have a bearing on unapproved takeover attempts. For example, the DGCL allows the stockholders to remove directors by the affirmative vote of the holders of a majority of the outstanding stock entitled to vote generally in the election of directors, whereas the Nevada Bylaws provide that directors can be removed by not less than two-thirds of the voting power of the issued and outstanding shares of the class that elected such director and which are entitled to vote at the meeting, which is the lowest voting standard for removing a director permitted under the NRS.

The Board may in the future propose other measures designed to address hostile takeovers apart from those discussed in this proxy statement, if warranted from time to time in the judgment of the Board.

Vote Required For Approval

To be approved by stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our outstanding capital stock and entitled to vote thereon, voting as a single class. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will have the effect of a vote against this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4, TO APPROVE THE REDOMESTICATION AND THE ADOPTION OF THE REDOMESTICATION RESOLUTION.

PROPOSAL NO. 5 -- ADVISORY APPROVAL OF HOW FREQUENTLY THE COMPANY

SHOULD CONDUCT AN ADVISORY VOTE ON THE COMPENSATION OF ITS NAMED EXECUTIVE OFFICERS

General

We are seeking a vote, on a non-binding advisory basis, regarding the frequency of the advisory vote on the compensation of our named executive officers as disclosed pursuant to the executive compensation disclosure rules of the SEC. Stockholders may vote to approve holding an advisory vote on the compensation of the Company’s named executive officers every one, two, or three years.

After careful consideration, our Board recommends that the advisory vote to approve named executive officer compensation occur once every three years.

When voting on this advisory vote on the frequency of the advisory vote on the compensation of our named executive officers, stockholders should understand that they are not voting “for” or “against” the recommendation of our Board to hold the advisory vote once every three years. Rather, stockholders will have the option to choose whether to approve holding future advisory votes on the compensation of our named executive officers every one, two, or three years, or to abstain entirely from voting on the matter. The option that receives the most votes from stockholders will be considered by our Board as the stockholders' recommendation as to the frequency of future stockholder advisory votes on the compensation of our named executive officers. However, the outcome of this vote on the frequency of future stockholder advisory votes on the compensation of our named executive officers is advisory and will not be binding. Accordingly, our Board may choose to hold the advisory vote on the compensation of our named executive officers on a more or less frequent basis than the option recommended by stockholders. Nevertheless, our Board will review and consider the outcome of this vote when making its determination as to the frequency of future advisory stockholder votes on the compensation of our named executive officers.

The frequency option (“ONE,” “TWO,” or “THREE” years) receiving a majority of the votes cast will be the option selected by the stockholders. Unless otherwise instructed on the proxy, properly executed proxies will be voted in favor of holding future advisory votes regarding executive compensation once every THREE years.

Vote Required For Approval

Pursuant to this non-binding advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation, stockholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: ONE YEAR, TWO YEARS, THREE YEARS, or ABSTAIN. The option receiving the vote of a plurality of the shares present in person or represented by proxy at the Annual Meeting will be considered by the Board as the preference of Oblong’s stockholders, on a non-binding, advisory basis. A properly executed proxy marked “ABSTAIN” will not be voted and will have no effect on the outcome of this proposal. Accordingly, an abstention will have the effect of a vote against the proposal. Broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR “THREE” YEARS AS THE FREQUENCY WITH WHICH AN ADVISORY VOTE OCCURS ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 6 -- ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables stockholders to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed pursuant to Section 14A of the Exchange Act. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement.

The Say-on-Pay vote is advisory and therefore is not binding on us, the compensation committee, or our Board of Directors. The Say-on-Pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies, and practices, which the compensation committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board of Directors and our compensation committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will endeavor to communicate with stockholders to better understand the concerns that influenced the vote, consider our stockholders’ concerns and the compensation committee will evaluate whether any actions are necessary to address those concerns.

The Company last held a “say-on-frequency” vote in 2019, at which point our stockholders voted for, and the Board determined to hold, say-on-pay votes every three years. The next say-on-pay vote will be held in 2028. The next say-on-frequency vote will be held in 2031.

We believe that the information provided in the “Executive Compensation” section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in the Proxy Statement for the 2025 Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion, and other related disclosure.”

Vote Required For Approval

To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. On this proposal, brokers will not have discretionary authority to vote in the absence of timely instructions from their customers. Broker non-votes will have no effect on the proposal because they are not “entitled to vote” on the matter.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE EXECUTIVE COMPENSATION AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL NO. 7 — APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES

We may ask stockholders to vote on a proposal to adjourn the annual meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the annual meeting to adopt any of the other proposals. In that event, stockholders will be asked to vote only upon this proposal and not on any other matter. If this proposal is approved, the Board may, in its discretion, if necessary or appropriate, adjourn the annual meeting to use the additional time to solicit additional proxies in favor of any of the other proposals. Even if there are a sufficient number of votes at the time of the annual meeting to adopt one of the other proposals, the Board may in its discretion seek to, if necessary or appropriate, adjourn the annual meeting to solicit additional proxies for the proposal for which there are insufficient votes, and the Board may do so without adopting the proposal for which there are sufficient votes at the time of the annual meeting.

Vote Required For Approval

To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. On this proposal, brokers will have discretionary authority to vote in the absence of timely instructions from their customers. As a result, we do not expect any broker non-votes to occur with respect to this proposal. However, any broker non-votes will have the same effect as a vote against this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our capital stock as of October 31, 2025, by each of the following:

•

each person (or group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) known by us to own beneficially more than 5% of any class of our voting securities;

•	the named executive officers set forth in the Summary Compensation Table under “Executive Compensation” below;

•	each of our directors serving during 2024 and director nominees; and

•	all of our current directors and executive officers as a group.

The amounts and percentages in the table below are based on 3,207,210 shares of Common Stock issued and outstanding as of October 31, 2025.

As used in this table, “beneficial ownership” means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is considered the beneficial owner of securities that can be acquired within 60 days of such date through the exercise or conversion of any option, warrant or other derivative security. Shares of Common Stock subject to options, restricted stock units (“RSUs”), warrants or other derivative securities which are currently exercisable or convertible or are exercisable or convertible within such 60 days are considered outstanding for computing the ownership percentage of the person holding such options, RSUs, warrants or other derivative security, but are not considered outstanding for computing the ownership percentage of any other person.

	Common Stock
	Amount and Nature of Beneficial		Percent of
Name and Address of Beneficial Owners (1)	Ownership (2)		Class
Named Executive Officers and Directors:
Peter Holst	504	(3)	0.02%
David Clark	82	(4)	0.00%
Jonathan Schechter	76,351	(5)	2.34%
Jason Adelman	10,000	(6)	0.31%
Deborah Meredith	—	(7)	—%

All current directors, director nominees, and executive officers as a group (5 persons)	86,937		2.66%
Greater than 5% Owners:
Entities affiliated with Iroquois Capital Investment Group LLC	320,400	(8)	9.99%
Jon Matthew Hall	233,415	(9)	7.28%

(1)	Unless otherwise noted, the address of each person listed is c/o Oblong, Inc., 110 16th Street, Suite 1400-1024, Denver, Colorado 80202.
(2)	Unless otherwise indicated by footnote, the named persons have sole voting and investment power with respect to the shares of Common Stock beneficially owned by them.
(3)	Includes 504 shares of Common Stock.
(4)	Includes 82 shares of Common Stock.
(5)	Based on ownership information from the Form 4 filed by Mr. Schechter with the SEC on September 17, 2025. Represents 15,000 shares of Common Stock and 61,351 warrants to purchase shares of Common Stock with an exercise price of $3.41 per share. The warrants expire on September 30, 2028.
(6)	Based on ownership information from the Form 4 filed by Mr. Adelman with the SEC on September 9, 2025.
(7)	Based on ownership information from the Form 4 filed by Ms. Meredith with the SEC on June 20, 2023.
(8)	Based on ownership information from Schedule 13-G filed by Iroquois Capital Investment Group LLC on June 17, 2025. These entities' ownership of Company securities includes i) pre-funded warrants held directly by Iroquois Master Fund Ltd. ("IMF") that are exercisable for an aggregate of up to 185,677 shares of Common Stock and pre-funded warrants held directly by Iroquois Capital Investment Group LLC ("ICIG") that are exercisable for an aggregate of up to 358,090 shares of Common stock (collectively the "Pre-Funded Warrants") all of which are subject to a 9.99% beneficial ownership blocker; and ii) warrants held directly by IMF that are exercisable for an aggregate of up to 194,340 shares of Common Stock and warrants directly held by ICIG that are exercisable for an aggregate of up to 377,674 shares of Common Stock, all of which are subject to a 4.99% beneficial ownership blocker. The address of Iroquois Capital Investment Group LLC is 2 Overhill Road, Scarsdale, NY 10583.
(9)	Based on ownership information from Schedule 13G/A filed by Jon Matthew Hall on August 7, 2025. The Address of John Matthew Hall is 6722 Hensley Ct. Newburgh, IN 47630.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires executive officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors, and greater than 10% stockholders are required by regulations of the SEC to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of reports we received, or written representations that no such reports were required for those persons, we believe that, for the year ended December 31, 2024, all statements of beneficial ownership required to be filed with the SEC were filed on a timely basis.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers.

Name	Age	Position
Peter Holst	56	Chairman, President, and Chief Executive Officer
David Clark	56	Chief Financial Officer, Treasurer, and Corporate Secretary

Biographies

Peter Holst, Chairman, President, and Chief Executive Officer. See “Proposal No. 1 - Election of Directors — Nominee Biographies” above for Mr. Holst’s biography.

David Clark, Chief Financial Officer, Treasurer, and Corporate Secretary. Mr. Clark joined the Company in March 2013 as Chief Financial Officer. Mr. Clark has more than 30 years of experience in finance and accounting. Prior to joining the Company, Mr. Clark served as Vice President of Finance, Treasurer and acting Chief Financial Officer for Allos Therapeutics, a publicly traded biopharmaceutical company, and as Chief Financial Officer of Seurat Company (formerly XOR, Inc.), an e-commerce managed services company. Mr. Clark started his career and spent seven years in the audit practice of PricewaterhouseCoopers LLP. Mr. Clark is an active Certified Public Accountant and received a Master of Accountancy and a B.S. in Accounting from the University of Denver.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth for the years ended December 31, 2024 and 2023 the compensation awarded to, paid to, or earned by: Peter Holst, Chairman, President, and Chief Executive Officer and David Clark, Chief Financial Officer, Treasurer, and Corporate Secretary (the “named executive officers”). No other executive officer earned more than $100,000 during the year ended December 31, 2024, so the Company only has two named executive officers for this period.

Name and Principal Positions	Year	Salary (1) ($)	Bonus ($)	Stock Awards ($)	All Other (2) ($)	Total ($)
Peter Holst	2024	295,000	197,000	—	10,000	502,000
Director, President, and CEO	2023	295,000	394,000	—	10,000	699,000
David Clark	2024	260,000	87,000	—	10,000	357,000
CFO, Treasurer, and Secretary	2023	260,000	173,000	—	10,000	443,000

(1) Effective July 1, 2021, the annual salaries for Mr. Holst and Mr. Clark were increased to $295,000 and $260,000, respectively.

(2) Represents matching contributions under the Company’s 401(k) Plan for Mr. Holst of $10,000 for 2024 and $10,000 for 2023, and for Mr. Clark of $10,000 for 2024 and $10,000 for 2023.

Outstanding Equity Awards at 2024 Fiscal Year-End

No equity awards were outstanding for our named executive officers as of December 31, 2024.

401(k) Plan

The Company maintains a tax-qualified 401(k) plan on behalf of its eligible employees, including its named executive officers. Pursuant to the terms of the plan, for fiscal years 2024 and 2023 eligible employees may defer up to 80% of their salary each year, and the Company matched 50% of an employee’s contributions on the first 6% of the employee’s salary. This matching contribution vests over four years.

Agreements with Named Executive Officers

We have entered into employment agreements with our current named executive officers. All named executive officers, whether or not subject to an employment agreement, are “at will” employees of the Company.

Peter Holst Employment Agreement.

On January 13, 2013, the Board appointed Peter Holst as the Company’s President and Chief Executive Officer, and as a member of the Board. In connection with his appointment, the Company entered into an employment agreement with Mr. Holst, which was subsequently amended and restated as of January 28, 2016 and as of July 19, 2019 (as amended and restated, the “Holst Employment Agreement”). Pursuant to the Holst Employment Agreement, Mr. Holst received an annual base salary of $199,875 for 2019 and 2020 and is eligible to receive an annual incentive bonus equal to 100% of his base salary, at the discretion of the compensation committee of the Board based on meeting certain financial and non-financial goals. Effective July 1, 2021, Mr. Holst's annual base salary was increased to $295,000.

Under the terms of the Holst Employment Agreement, if Mr. Holst’s employment is terminated outside of a “change in control” (as defined in the Holst Employment Agreement) (i) by the Company without “cause” or by Mr. Holst for “good reason” (as such terms are defined therein) or (ii) as a result of the expiration of the term of the Holst Employment Agreement caused by the Company's election not to renew such agreement, then he will be entitled to receive the following payments and benefits, subject to his execution and non-revocation of an effective general release of claims in favor of the Company:

•	12 months’ base salary, payable in equal monthly installments in accordance with the Company’s normal payroll practices;
•	100% of his maximum annual target bonus payable for the calendar year in which such termination occurs;
•	100% accelerated vesting of Mr. Holst’s then-unvested shares of restricted stock and RSUs; and
•

payment (or reimbursement) of the COBRA premiums for continuation of coverage for Mr. Holst and his eligible dependents under the Company’s then existing medical, dental and prescription insurance plans for a period of 12 months.

In addition to the above payments and benefits, in the event that Mr. Holst’s employment is terminated during the 18-month period following a “change in control” (i) by the Company without “cause” or by Mr. Holst for “good reason” or (ii) as a result of the expiration of the term of the Holst Employment Agreement caused by the Company’s election not to renew such agreement, then he will be entitled to receive the following payments and benefits, subject to his execution and non-revocation of an effective general release of claims in favor of the Company:

•	24 months’ base salary, payable in equal monthly installments in accordance with the Company’s normal payroll practices;
•	100% of his maximum annual target bonus payable for the calendar year in which such termination occurs;
•	a pro-rated portion of his maximum annual target bonus for the calendar year in which the effective date of the termination occurs;

•	80% accelerated vesting of Mr. Holst’s then-unvested shares of restricted stock and RSUs; and
•

payment (or reimbursement) of the COBRA premiums for continuation of coverage for Mr. Holst and his eligible dependents under the Company’s then existing medical, dental and prescription insurance plans for a period of 12 months.

In consideration of the payments and benefits under the Holst Employment Agreement, Mr. Holst is restricted from engaging in competitive activities for 12 months after the termination of his employment, as well as prohibited from soliciting the Company’s clients and employees and from disclosing the Company’s confidential information.

The Holst Employment Agreement contains a “best after-tax benefit” provision, which provides that, to the extent that any amounts payable under the Holst Employment Agreement would be subject to the federal tax levied on certain “excess parachute payments” under Section 4999 of the Code, the Company will either pay Mr. Holst the full amount due under the Holst Employment Agreement or, alternatively, reduce his payments to the extent that no Section 4999 excise tax would be due, whichever provides the highest net after-tax benefit to Mr. Holst.

David Clark Employment Agreement.

On March 25, 2013, the Company entered into an employment agreement with David Clark in connection with his appointment as Chief Financial Officer of the Company, which was subsequently amended and restated on July 19, 2019 (as amended and restated, the “Clark Employment Agreement”). Pursuant to the Clark Employment Agreement, Mr. Clark received an annual base salary of $225,133 for 2019 and 2020 and is eligible to receive an annual incentive bonus equal to 50% of his base salary, at the discretion of the compensation committee of the Board, based on meeting certain financial and non-financial goals. Effective July 1, 2021, Mr. Clark's annual base salary was increased to $260,000.

Under the terms of the Clark Employment Agreement, if Mr. Clark’s employment is terminated outside of a “change in control” (as defined in the Clark Employment Agreement) (i) by the Company without “cause” or by Mr. Clark with or without “good reason” (as such terms are defined therein) or (ii) as a result of the expiration of the term of the Clark Employment Agreement caused by the Company’s election not to renew such agreement, then he will be entitled to receive the following payments and benefits, subject to his execution and non-revocation of an effective general release of claims in favor of the Company:

•	Six months’ base salary, payable in equal monthly installments in accordance with the Company’s normal payroll practices;
•	50% of his maximum annual target bonus payable for the calendar year in which such termination occurs;
•	a pro-rated portion of his maximum annual target bonus for the calendar year in which the effective date of termination occurs;
•	100% accelerated vesting of Mr. Clark’s then-unvested shares of restricted stock and RSUs; and
•

payment (or reimbursement) of the COBRA premiums for continuation of coverage for Mr. Clark and his eligible dependents under the Company’s then existing medical, dental and prescription insurance plans for a period of six months.

In addition to the above payments and benefits, in the event that Mr. Clark’s employment is terminated during the 18-month period following a “change in control” by the Company without “cause” or by Mr. Clark for “good reason,” then he will also be entitled to receive (i) increased severance equal to 18 months’ base salary, (ii) 100% of his maximum annual target bonus payable for the calendar year in which such termination occurs, and (iii) extended payment (or reimbursement) of the COBRA premiums for 12 months. In such event, Mr. Clark will be entitled to receive 80% accelerated vesting of his then-unvested shares of restricted stock and RSUs.

In consideration of the payments and benefits under the Clark Employment Agreement, Mr. Clark is restricted from engaging in competitive activities for six months after the termination of his employment, as well as prohibited from soliciting the Company’s clients and employees and from disclosing the Company’s confidential information.

Potential Payments to Named Executive Officers upon Termination or Change-in-Control

In accordance with the terms of the 2007 Stock Incentive Plan and 2014 Equity Incentive Plan, upon a Change in Control or Corporate Transaction, as each such term is defined in such Plans, all shares of restricted stock, restricted stock units and all unvested options immediately vest. No Named Executive Officer is entitled to accelerated vesting in connection with Voluntary Resignation, retirement, disability or a termination for cause. In accordance with the terms of the 2019 Equity Incentive Plan, the Company is given authority to accelerate the timing of the exercise provisions of awards under such plan in the event of certain change in control or other corporate transactions.

See “Agreements with Named Executive Officers” above for a discussion of certain payments the Company could be required to make upon the termination of a Named Executive Officer.

PAY VERSUS PERFORMANCE

In August 2022, the SEC adopted final rules to require companies to disclose information about the relationship between executive compensation actually paid and certain financial performance of the company. The information below is provided pursuant to Item 402(v) of SEC Regulation S-K with respect to "smaller reporting companies" as that term is defined at Item 10(f)(1) of SEC Regulation S-K.

(a)	(b) Summary Comp Table Total for PEO	(c) Comp. Actually Paid to PEO	(d) Average Summary Comp. Table for Non-PEO NEOs	(e) Average Comp. Actually Paid to Non-PEO NEOs	(f) Value of Initial Fixed $100 Investment Based On Total Shareholder Return	(g) Net
Year	($)(1)	($)(2)	($)(3)	($) (4)	($) (5)	Income (Loss)
2022	$451,000	$451,000	$210,000	$135,000	$2.29	$(21,841,000)
2023	$699,000	$699,000	$443,000	$443,000	$0.26	$(4,384,000)
2024	$502,000	$502,000	$357,000	$357,000	$0.63	$(4,043,000)

(1)

The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Holst (Chief Executive Officer) for each corresponding year in the "Total" column of the Summary Compensation Table. See "Executive Compensation - Summary Compensation Table."

(2)

The dollar amounts reported in column (c) represent the amount of "compensation actually paid" to Mr. Holst as computed in accordance with Item 402(v)(2)(iii) of SEC Regulation S-K, which prescribes certain specified additions and subtractions from the amount in column (b). In accordance with the requirements of Item 401(v)(2)(iii) of Regulation S-K, there were no adjustments required to be made to Mr. Holst's total compensation for each year to determine the compensation actually paid.

(3)

The dollar amounts reported in column (d) represent the average amounts reported for the Company's named executive officers as a group (excluding Mr. Holst) in the "Total" column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Mr. Holst) included for purposes of calculating the average amounts in each applicable year are as follows: for 2023 and 2024, Mr. Clarke and for 2022, Mr. Clark and Mr. Hawkes (who separated from service with the Company on March 4, 2022).

(4)

The dollar amounts reported in column (e) represent the average amount of "compensation actually paid" to the named executive officers as a group (excluding Mr. Holst) as computed in accordance with Item 402(v)(2)(iii) of SEC Regulation S-K, which prescribes certain specified additions and subtractions from the amount in column (d). In accordance with the requirements of Item 401(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Mr. Holst) for each year to determine the compensation actually paid:

•	For 2022:
◦

We subtracted the $75,000 reflecting the average for the named executive officers as a group (excluding Mr. Holst) of awards granted to Mr. Hawkes in prior fiscal years for which there was a failure to meet the applicable vesting conditions during 2022.

(5)

Total Shareholder Return is determined based on the value of an initial fixed investment in the Company’s common stock of $100 on December 31, 2021 and calculated in accordance with Item 201(e) of SEC Regulation S-K.

(6)	The dollar amounts reported in column (g) represent the amount of net income reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

The Compensation Committee of the Board of Directors of the Company does not have a policy or practice regarding evaluating Total Shareholder Return as part of its determination of compensation decisions for the named executive officers. The Compensation Committee takes various factors into account in determining the competitiveness of its executive compensation. Over the past three fiscal years, the Compensation Committee has recognized the significant time and effort required by the executive officers and others to manage the Company’s liquidity by raising capital while reducing operating expenses and cash used in operations, to secure and maintain the Company’s listing on the Nasdaq Capital Market, and to source and evaluate merger and acquisition opportunities. To retain qualified executive management, the Compensation Committee increased the salaries of named executive officers in July 2021 (the salaries of the named executive officers were last increased in 2014), in 2023, paid bonuses that were earned during fiscal year 2023 through April 2023, and in 2024, paid bonuses that were earned during fiscal year 2023 from May to December 2023. The current named executive officers last received equity awards in 2019.

All information provided above under the "Pay Versus Performance Information" heading will not be deemed to be incorporated by reference in any filing of our Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

DIRECTOR COMPENSATION

For the years ended December 31, 2024, and 2023, the Company’s director compensation plan provided that non-employee directors were generally entitled to receive annually: (i) a grant of restricted stock or restricted stock units ("RSUs") (pro-rated as necessary for the period of service from the director’s date of appointment to the Board of Directors until the next annual meeting of stockholders); and (ii) a retainer fee of $20,000. The annual fee is payable in equal quarterly installments on the first business day following the end of the calendar quarter, in cash or shares of Restricted Stock, as chosen by the director, on an annual basis on or before December 31 of the applicable fiscal year. The annual equity grants to directors are normally made as of the date of the annual meeting of the Company’s stockholders. Grants of Restricted Stock or RSUs vest on the first anniversary of the grant date or earlier upon the occurrence of certain termination events or upon a change in control of the Company. Vested RSUs are settled in shares of Common Stock on a 1-for-1 basis upon the earliest of (i) the tenth anniversary of the grant date of the RSUs, (ii) a change in control (as defined in the award agreement) of the Company, and (iii) the date of a director’s separation from service.  Additionally, the Company also paid the chairman of its Board of Directors an additional cash payment of $20,000 per year, the Chairperson of its audit committee an additional cash payment of $10,000 per year, each of the Chairpersons of its compensation committee and nominating committee an additional cash payment of $5,000 per year, and each non-chair member of any standing committee an additional cash payment of $3,000 per year, in each case payable in equal quarterly installments in arrears. In addition, the Company may establish special committees of the Board from time to time and provide additional retainers in connection therewith.

Effective January 1, 2025, the Company’s director compensation plan was amended as follows: i) the annual retainer fee for non-employee directors was increased from $20,000 to $50,000, ii) the additional cash payment to the Chairman of the Board was increased from $20,000 to $30,000, iii) the additional cash payment to the Chairman of the audit committee was increased from $10,000 to $15,000, iii) the additional cash payment to the Chairman of the compensation committee was increased from $5,000 to $10,000, iv) the additional cash payment to the Chairperson of the nominating committee was increased from $5,000 to $7,500, and v) the additional cash payments to each non-chair member of any standing committee was increased from $3,000 to $5,000.

The following table represents compensation for the Company’s non-employee directors during the year ended December 31, 2024. All compensation for Peter Holst, the Company’s Chairman during the year ended December 31, 2024, is included in the Summary Compensation Table under “Executive Compensation” above.

Name	Fees Earned or Paid in Cash	Stock Awards	Total Fees
Jason Adelman (1)	$29,000	None	$29,000
Deborah Meredith	$29,585	None	$29,585
Jonathan Schechter	$31,778	None	$31,778
Robert Weinstein (2)	$33,000	None	$33,000

(1)	Mr. Adelman was appointed Chairman of the Audit Committee, effective September 10, 2025, upon the resignation of Mr. Weinstein.
(2)	Mr. Weinstein resigned as a director of the Company, effective on September 10, 2025.

As of December 31, 2024, no equity awards were outstanding for any director.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information concerning our equity compensation plans as of December 31, 2024.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Stock Options (a)	Weighted- Average Exercise Price of Outstanding Stock Options (b)	Number of Securities to be Issued Upon Vesting of Outstanding Restricted Stock Units (c)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in columns (a) & (c))
Equity compensation plans approved by security holders	—	$—	—	—

TRANSACTIONS WITH RELATED PERSONS

Other than compensation arrangements for our directors and named executive officers, which are described elsewhere in this proxy statement, and as described below, there were no transactions since January 1, 2021, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years; and

•

any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

One of our directors, Jonathan Schechter, is currently a partner at The Special Equities Group ("SEG"), a division of Dawson James Securities, Inc. In March 2023, prior to Mr. Schechter's appointment to our board, SEG acted as placement agent in connection with our private placement of shares of Series F Preferred Stock and warrants. In exchange for such services, we paid the placement agent a cash fee of approximately $511,000 (equal to 8% of the aggregate gross proceeds raised) and granted the placement agent warrants to purchase 153,470 shares of Common Stock (with a current exercise price of $3.41). Subsequently, between April 2023 and December 31, 2024, we paid SEG cash fees equal to 8% of the aggregate gross proceeds raised from the exercise of 1,648 Series F Preferred Warrants and 282,314 Common Warrants, pursuant to the terms of our engagement letter with Dawson James Securities, Inc. The fees totaled approximately $206,000. Mr. Schechter did not receive any of the fees paid.

Policy on Future Related Party Transactions

Transactions with related parties, including the transactions referred to above, are reviewed and approved by independent members of the Board of Directors of the Company in accordance with the Company’s written Code of Business Conduct and Ethics.

HEDGING POLICY

We have adopted an Insider Trading Policy that prohibits all of our directors, officers and employees, as well as any other person having access or potential access to material information, from entering into hedging or monetization transactions or similar arrangements with respect to the Company’s securities, short sales, and puts, calls or other derivative securities on the Company’s securities, unless advance approval is obtained from the Company’s Chief Financial Officer.

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics, as amended effective October 12, 2015, that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. The text of the code of conduct and ethics (as amended) is posted on our website at www.oblong.com/company/investor-relations and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 110 16th Street, Suite 1400-1024, Denver, Colorado 80202. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our principal executive officer, principal financial officer, principal accounting officer or controller or person performing similar functions will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of the national securities exchange on which the Company trades.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Any stockholder who intends to present a proposal for inclusion in our proxy materials for the Company’s 2026 annual meeting of stockholders must deliver the proposal to the Corporate Secretary of Oblong, Inc. at 110 16th Street, Suite 1400-1024, Denver, Colorado 80202, no later than July 3, 2026.

In addition, our bylaws provide that, in order for a stockholder to timely propose business for consideration at our next annual meeting of stockholders or nominate a person for election to our Board of Directors at our next annual meeting of stockholders, the stockholder must give written notice to our Corporate Secretary at our principal executive offices between September 18, 2026, which is 90 days prior to the anniversary of our 2025 annual meeting of stockholders, and October 18, 2026, which is 60 days prior to such anniversary. In the event that our next annual meeting of stockholders is called for a date that is not within 30 days before or after December 17, 2026, notice by the stockholder in order to be timely must be received not later than the close of business on the 10th day following the day on which notice of our next annual meeting of stockholders is mailed or public disclosure of our next annual meeting of stockholders is made, whichever occurs first.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

The SEC previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if either we or the brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Those stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

•

Stockholders whose shares are registered in their own name should contact our transfer agent, Equiniti, and inform them of their request by calling them at 1-800-937-5449 or writing them at 6201 15th Avenue, 2nd Floor, Brooklyn, NY 11219.

•

Stockholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

We will promptly deliver separate copies of our proxy statement and annual report at the request of any stockholder who is in a household that participates in the householding of the Company’s proxy materials. You may call the Corporate Secretary at 303-640-3838 or send your request to the Corporate Secretary at 110 16th Street, Suite 1400-1024, Denver, Colorado 80202.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public through the internet at the SEC’s web site at www.sec.gov.

We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2024, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

OBLONG, INC.

110 16th Street, Suite 1400-1024,

Denver, Colorado 80202

Attention: Corporate Secretary

303-640-3838

OTHER MATTERS

The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the meeting on which action can properly be taken, the persons named in the enclosed proxy will have the discretion to vote on such matters in accordance with their judgment.

ANNEX A

OBLONG, INC.

AMENDED AND RESTATED

2019 EQUITY INCENTIVE PLAN

Amended by the Board of Directors: October 20, 2025

Approved by the Stockholders: [•], 2025

I.	PURPOSE.

The Oblong, Inc. 2019 Equity Incentive Plan is adopted effective December 19, 2019. The Plan is designed to attract, retain, and motivate selected Eligible Employees and Key Non-Employees of the Company and its Affiliates, and reward them for making major contributions to the success of the Company and its Affiliates. These objectives are accomplished by making long-term incentive awards under the Plan that will offer Participants an opportunity to have a greater proprietary interest in, and closer identity with, the Company and its Affiliates and their financial success.

The Awards may consist of:

1. Incentive Options;

2. Nonstatutory Options;

3. Restricted Stock;

4. Rights;

5. Dividend Equivalents;

6. Other Stock-Based Awards;

7. Performance Awards; or

8. Cash Awards;

or any combination of the foregoing, as the Committee may determine.

II.	DEFINITIONS

A.

Affiliate means any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated association or other entity (other than the Company) that, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

B.

Award means the grant to any Eligible Employee or Key Non-Employee of any form of Option, Restricted Stock, Right, Dividend Equivalent, Other Stock-Based Award, Performance Award, or Cash Award, whether granted singly, in combination, or in tandem, and pursuant to such terms, conditions, and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

C.

Award Agreement means a written agreement entered into between the Company and a Participant under which an Award is granted and which sets forth the terms, conditions, and limitations applicable to the Award.

D.	Board means the Board of Directors of the Company.

E.	Cash Award means an Award of cash, subject to the requirements of Article XIII and such other restrictions as the Committee deems appropriate or desirable.

F.

Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

G.

Committee means the committee to which the Board delegates the power to act under or pursuant to the provisions of the Plan, or the Board if no committee is selected. If the Board delegates powers to a committee, and if the Company is or becomes subject to Section 16 of the Exchange Act, then, if necessary for compliance therewith, such committee shall consist of not less than two (2) members of the Board, each member of which must be a "non-employee director," within the meaning of the applicable rules promulgated pursuant to the Exchange Act. If the Company is or becomes subject to Section 16 of the Exchange Act, no member of the Committee shall receive any Award pursuant to the Plan or any similar plan of the Company or any Affiliate while serving on the Committee, unless the Board determines that the grant of such an Award satisfies the then current Rule 16b-3 requirements under the Exchange Act.

H.	Common Stock means the common stock of the Company.

I.

Company means Oblong, Inc., a Delaware corporation, and includes any successor or assignee entity or entities into which the Company may be merged, changed, or consolidated; any entity for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

J.	Disability or Disabled means a permanent and total disability as defined in Section 22(e)(3) of the Code.

K.	Dividend Equivalent means an Award subject to the requirements of Article X.

L.	Eligible Employee means an employee of the Company or of an Affiliate who is designated by the Committee as being eligible to be granted one or more Awards under the Plan.

M.

Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto. References to any provision of the Exchange Act shall be deemed to include rules promulgated thereunder and successor provisions and rules thereto.

N.

Fair Market Value means, if the Shares are listed on any national securities exchange or quoted on the New York Stock Exchange ("NYSE") (including, as applicable, the NYSE American), the closing sales price, if any, on the largest such exchange or on the NYSE, as applicable, on the valuation date, or, if none, on the most recent trade date immediately prior to the valuation date provided such trade date is no more than thirty (30) days prior to the valuation date. If the Shares are not then either listed on any such exchange or quoted on the NYSE, or there has been no trade date within such thirty (30) day period, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported by the Electronic Quotation Service or OTC Markets Group, Inc. (or such equivalent reporting service) for the valuation date, or, if none, for the most recent trade date immediately prior to the valuation date provided such trade date is no more than thirty (30) days prior to the valuation date. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Committee.

O.	Incentive Option means an Option that, when granted, is intended to be an "incentive stock option," as defined in Section 422 of the Code.

P.

Key Non-Employee means a Non-Employee Board Member, consultant, advisor or independent contractor of the Company or of an Affiliate who is designated by the Committee as being eligible to be granted one or more Awards under the Plan.

Q.

Non-Employee Board Member means a director of the Company who is not an employee of the Company or any of its Affiliates. For purposes of the Plan, a Non-Employee Board Member shall be deemed to include the employer or other designee of such Non-Employee Board Member, if the Non-Employee Board Member is required, as a condition of his or her employment, to provide that any Award granted hereunder be made to the employer or other designee.

R.

Nonstatutory Option means an Option that, when granted, is not intended to be an "incentive stock option," as defined in Section 422 of the Code, or that subsequently fails to comply with the requirements of Section 422 of the Code.

S.	Option means a right or option to purchase Common Stock, including Restricted Stock if the Committee so determines.

T.	Other Stock-Based Award means a grant or sale of Common Stock that is valued in whole or in part based upon the Fair Market Value of Common Stock.

U.	Participant means an Eligible Employee or Key Non-Employee to whom one or more Awards are granted under the Plan.

V.	Performance Award means an Award subject to the requirements of Article XII, and such performance conditions as the Committee deems appropriate or desirable.

W.	Plan means the Oblong, Inc. 2019 Equity Incentive Plan, as amended from time to time.

X.

Restricted Stock means an Award made in Common Stock or denominated in units of Common Stock and delivered under the Plan, subject to the requirements of Article VIII, such other restrictions as the Committee deems appropriate or desirable, and as awarded in accordance with the terms of the Plan.

Y.	Right means a stock appreciation right delivered under the Plan, subject to the requirements of Article IX and as awarded in accordance with the terms of the Plan.

Z.

Shares means the following shares of the capital stock of the Company as to which Options or Restricted Stock have been or may be granted under the Plan and upon which Rights, units of Restricted Stock or Other Stock-Based Awards may be based: treasury or authorized but unissued Common Stock, $0.0001 par value, of the Company, or any shares of capital stock or securities into which the Shares are changed or for which they are exchanged within the provisions of Article XIX of the Plan.

III.	SHARES SUBJECT TO THE PLAN

The aggregate number of Shares as to which Awards may be granted from time to time shall be 2,000,000 Shares, subject to adjustment for stock splits, stock dividends, and other adjustments described in Article XIX hereof (the "Initial Limit"). The aggregate number of Shares as to which Incentive Options may be granted from time to time shall not exceed the Initial Limit, subject to adjustment for stock splits, stock dividends and other adjustments described in Article XIX hereof. The aggregate number of shares of Common Stock that may be delivered pursuant to the Plan as specified in this Article III will automatically increase on January 1 of each year, commencing on January 1, 2026 and ending on (and including) January 1, 2029, in an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year. Notwithstanding the foregoing, the Committee may act prior to January 1 of a given year to provide that there will be no January 1 increase for such year or that the increase for such year will be a lesser number of shares of Common Stock than provided herein.

Unless otherwise approved by the Company’s stockholders, the aggregate number of Shares as to which Awards may be granted in any one calendar year to any member of the Board shall not exceed 250,000 Shares (subject to adjustment for stock splits, stock dividends, and other adjustments described in Article XIX hereof).

From time to time, the Committee and/or appropriate officers of the Company shall take whatever actions are necessary to file required documents with governmental authorities and/or stock exchanges so as to make Shares available for issuance pursuant to the Plan. Shares subject to Awards under the Plan that are forfeited, terminated, expire unexercised, canceled by agreement of the Company and the Participant (whether for the purpose of repricing such Awards or otherwise), settled in cash in lieu of Common Stock or in such manner that all or some of the Shares covered by such Awards are not issued to a Participant (or, if issued to the Participant, are returned to the Company by the Participant pursuant to a right of repurchase or right of first refusal exercised by the Company), or are exchanged for Awards that do not involve Common Stock, shall immediately become available for Awards. In addition, if the exercise price of any Award is satisfied by tendering Shares to the Company (by actual delivery or attestation), only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for Awards. Awards payable in cash shall not reduce the number of Shares available for Awards under the Plan. The foregoing notwithstanding, if the exercise price of any Award is satisfied by tendering Shares to the Company, or if Shares are withheld from an Award to pay a Participant’s tax withholding obligations in connection with the Award, the Shares so tendered or withheld shall not again become available for Awards.

IV.	ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including by telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting Awards to himself or herself under the Plan, other than as applies to the Participants or a class of similarly situated Participants as a whole. The Board shall have the authority to remove or replace any member of, and to fill any vacancy on, the Committee upon notice to the Committee and the affected member, if any. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines. Subject to the provisions of the Plan, the Committee is authorized to:

A.	Interpret the provisions of the Plan and any Award or Award Agreement, and make all rules and determinations that it deems necessary or advisable to the administration of the Plan;

B.	Determine which employees of the Company or an Affiliate shall be designated as Eligible Employees and which of the Eligible Employees shall be granted Awards;

C.	Determine the Key Non-Employees to whom Awards, other than Incentive Options and Performance Awards for which Key Non-Employees shall not be eligible, shall be granted;

D.	Determine whether an Option to be granted shall be an Incentive Option or Nonstatutory Option;

E.	Determine the number of Shares for which an Option, Restricted Stock or Other Stock-Based Award shall be granted;

F.	Determine the number of Rights, the Cash Award or the Performance Award to be granted;

G.	Provide for the acceleration of the right to exercise any Award; and

H.

Specify the terms, conditions, and limitations upon which Awards may be granted; provided, however, that with respect to Incentive Options, all such interpretations, rules, determinations, terms, and conditions shall be made and prescribed in the context of preserving the tax status of the Incentive Options as "incentive stock options" within the meaning of Section 422 of the Code. Notwithstanding anything in this Plan to the contrary, no Award shall vest or become exercisable over a period of less than one (1) year unless otherwise set forth in an Award Agreement.

If permitted by applicable law, and in accordance with any such law, the Committee may delegate to the chief executive officer and to other senior officers of the Company or its Affiliates its duties under the Plan pursuant to such conditions or limitations as the Committee may establish, except that only the Committee may select, and grant Awards to, Participants who are subject to Section 16 of the Exchange Act. Any such delegation by the Committee shall be made by a majority of its members. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

The Committee shall have the authority at any time to cancel Awards for reasonable cause and/or to provide for the conditions and circumstances under which Awards shall be forfeited.

Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or any Award Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants. No determination shall be subject to de novo review if challenged in court.

V.	ELIGIBILITY FOR PARTICIPATION

Awards may be granted under this Plan only to Eligible Employees and Key Non-Employees of the Company or its Affiliates. The foregoing notwithstanding, each Participant receiving an Incentive Option must be an Eligible Employee of the Company or of an Affiliate at the time the Incentive Option is granted.

The Committee may, at any time and from time to time, grant one or more Awards to one or more Eligible Employees or Key Non-Employees and may designate the number of Shares, if applicable, to be subject to each Award so granted, provided, however that no Incentive Option shall be granted after the expiration of ten (10) years from the earlier of the date of the adoption of the Plan by the Company or the approval of the Plan by the stockholders of the Company, and provided further, that the Fair Market Value of the Shares (determined at the time the Option is granted) as to which Incentive Options are exercisable for the first time by any Eligible Employee during any single calendar year (under the Plan and under any other incentive stock option plan of the Company or an Affiliate) shall not exceed One Hundred Thousand Dollars ($100,000). To the extent that the Fair Market Value of such Shares exceeds One Hundred Thousand Dollars ($100,000), the Shares subject to Option in excess of One Hundred Thousand Dollars ($100,000) shall, without further action by the Committee, automatically be converted to Nonstatutory Options.

Notwithstanding any of the foregoing provisions, (i) the Committee may authorize the grant of an Award to a person not then in the employ of, or engaged by, the Company or of an Affiliate, conditioned upon such person becoming eligible to be granted an Award at or prior to the execution of the Award Agreement evidencing the actual grant of such Award; and (ii) if the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, then the Committee may authorize the grant of an Award under this Plan to a person who resides in the State of California only if such grant meets the requirements of Section 25102(o) of the California Securities Law.

VI.	AWARDS UNDER THIS PLAN

As the Committee may determine, the following types of Awards may be granted under the Plan on a stand-alone, combination, or tandem basis:

A.

Incentive Option An Award in the form of an Option that shall comply with the requirements of Section 422 of the Code. Subject to adjustments in accordance with the provisions of Article XIX, the aggregate number of Shares that may be subject to Incentive Options under the Plan shall not exceed the Initial Limit.

B.	Nonstatutory Option An Award in the form of an Option that shall not be intended to, or has otherwise failed to, comply with the requirements of Section 422 of the Code.

C.

Restricted Stock An Award made to a Participant in Common Stock or denominated in units of Common Stock, subject to future service and/or such other restrictions and conditions as may be established by the Committee, and as set forth in the Award Agreement, including but not limited to continuous service with the Company or its Affiliates, achievement of specific business objectives, increases in specified indices, attainment of growth rates, and/or other measurements of Company or Affiliate performance.

D.

Stock Appreciation Right An Award in the form of a Right to receive the excess of the Fair Market Value of a Share on the date the Right is exercised over the Fair Market Value of a Share on the date the Right was granted.

E.	Dividend Equivalents An Award in the form of, and based upon the value of, dividends on Shares.

F.	Other Stock-Based Awards An Award made to a Participant that is valued in whole or in part by reference to, or is otherwise based upon, the Fair Market Value of Shares.

G.

Performance Awards An Award made to a Participant that is subject to performance conditions specified by the Committee, including, but not limited to, continuous service with the Company and/or its Affiliates, achievement of specific business objectives, increases in specified indices, attainment of growth rates, and/or other measurements of Company or Affiliate performance.

H.

Cash Awards An Award made to a Participant and denominated in cash, with the eventual payment subject to future service and/or such other restrictions and conditions as may be established by the Committee, and as set forth in the Award Agreement.

Each Award under the Plan shall be evidenced by an Award Agreement. Delivery of an Award Agreement to each Participant shall constitute an agreement between the Company and the Participant as to the terms and conditions of the Award.

VII.	TERMS AND CONDITIONS OF INCENTIVE OPTIONS AND NONSTATUTORY OPTIONS

Each Option shall be set forth in an Award Agreement, duly executed on behalf of the Company and by the Participant to whom such Option is granted. Except for the setting of the Option price under Paragraph A, no Option shall be granted and no purported grant of any Option shall be effective until such Award Agreement shall have been duly executed on behalf of the Company and by the Participant. Each such Award Agreement shall be subject to at least the following terms and conditions:

A.

Option Price In the case of an Incentive Option granted to a Participant that owns, directly or by reason of the applicable attribution rules, ten percent (10%) or less of the total combined voting power of all classes of stock of the Company, and in the case of a Nonstatutory Option, the Option price per share of the Shares covered by each such Incentive Option or Nonstatutory Option shall be not less than the Fair Market Value of the Shares on the date of the grant of the Option. In all other cases of Incentive Options, the Option price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant.

B.	Number of Shares Each Option shall state the number of Shares to which it pertains.

C.

Term of Option Each Incentive Option shall terminate not more than ten (10) years from the date of the grant thereof, or at such earlier time as the Award Agreement may provide, and shall be subject to earlier termination as herein provided, except that if the Option price is required under Paragraph A of this Article VII to be at least one hundred ten percent (110%) of Fair Market Value, each such Incentive Option shall terminate not more than five (5) years from the date of the grant thereof, and shall be subject to earlier termination as herein provided. The Committee shall determine the time at which a Nonstatutory Option shall terminate.

D.

Date of Exercise Upon the authorization of the grant of an Option, or at any time thereafter, the Committee may, subject to the provisions of Paragraph C of this Article VII, prescribe the date or dates on which the Option becomes exercisable, and may provide that the Option rights become exercisable in installments over a period of years, and/or upon the attainment of stated goals. Unless the Committee otherwise provides in writing, or unless otherwise required by law (including, if applicable, the Uniformed Services Employment and Reemployment Rights Act), the date or dates on which the Option becomes exercisable shall be tolled during any unpaid leave of absence. It is expressly understood that Options hereunder shall, unless otherwise provided for in writing by the Committee, be granted in contemplation of, and earned by the Participant through the completion of, future employment or service with the Company.

E.

Medium of Payment The Option price shall be payable upon the exercise of the Option, as set forth in Paragraph I. It shall be payable in such form (permitted by Section 422 of the Code in the case of Incentive Options) as the Committee shall, either by rules promulgated pursuant to the provisions of Article IV of the Plan, or in the particular Award Agreement, provide.

F.	Termination of Employment

1.

A Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate for any reason other than death, Disability, or termination "for cause," as defined in subparagraph (2) below, may exercise any Option granted to such Participant, to the extent that the right to purchase Shares thereunder has become exercisable by the date of such termination, but only within three (3) months (or such other period of time as the Committee may determine, with such determination in the case of an Incentive Option being made at the time of the grant of the Option and not exceeding three (3) months) after such date, or, if earlier, within the originally prescribed term of the Option, and subject to the conditions that (i) no Option shall be exercisable after the expiration of the term of the Option and (ii) unless the Committee otherwise provides, no Option that has not become exercisable by the date of such termination shall at any time thereafter be or become exercisable. A Participant’s employment shall not be deemed terminated by reason of a transfer to another employer that is the Company or an Affiliate.

2.

A Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate "for cause" shall, upon such termination, cease to have any right to exercise any Option. For purposes of this Plan, cause shall be as defined in any employment or other agreement between the Participant and the Company (or an Affiliate) or, if there is no such agreement or definition therein, cause shall be defined to include (i) a Participant’s theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company or of an Affiliate, a Participant’s perpetration or attempted perpetration of fraud, or a Participant’s participation in a fraud or attempted fraud, on the Company or an Affiliate or a Participant’s unauthorized appropriation of, or a Participant’s attempt to misappropriate, any tangible or intangible assets or property of the Company or an Affiliate; (ii) any act or acts by a Participant of disloyalty, dishonesty, misconduct, moral turpitude, or any other act or acts by a Participant injurious to the interest, property, operations, business or reputation of the Company or an Affiliate; (iii) a Participant’s commission of a felony or any other crime the commission of which results in injury to the Company or an Affiliate; (iv) any violation of any restriction on the disclosure or use of confidential information of the Company or an Affiliate, client, customer, prospect, or merger or acquisition target, or on competition with the Company or an Affiliate or any of its businesses as then conducted; or (v) any other action that the Board or the Committee, in their sole discretion, may deem to be sufficiently injurious to the interests of the Company or an Affiliate to constitute substantial cause for termination. A Participant who ceases to be an employee or Key Non-Employee of the Company or an Affiliate for reasons other than cause at a time when grounds for cause exist shall be deemed terminated for cause for purposes of the Plan. The determination of the Committee as to the existence of cause shall be conclusive and binding upon the Participant and the Company.

3.

Except as the Committee may otherwise expressly provide or determine (consistent with Section 422 of the Code, if applicable), a Participant who is absent from work with the Company or an Affiliate because of temporary disability (any disability other than a Disability), or who is on leave of absence for any purpose permitted by the Company or by any authoritative interpretation (i.e., regulation, ruling, case law, etc.) of Section 422 of the Code, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated his or her employment or relationship with the Company or with an Affiliate. For purposes of Incentive Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract (or the Committee approves such longer leave of absence, in which event the Incentive Option held by the Participant shall be treated for tax purposes as a Nonstatutory Option on the date that is six (6) months following the first day of such leave).

4.

Paragraph F(1) shall control and fix the rights of a Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate for any reason other than Disability, death, or termination "for cause," and who subsequently becomes Disabled or dies. Nothing in Paragraphs G and H of this Article VII shall be applicable in any such case except that, in the event of such a subsequent Disability or death within the three (3) month period after the termination of employment or, if earlier, within the originally prescribed term of the Option, the Participant or the Participant’s estate or personal representative may exercise the Option permitted by this Paragraph F, in the event of Disability, within twelve (12) months after the date that the Participant ceased to be an employee or Key Non-Employee of the Company or an Affiliate, or, in the event of death, within twelve (12) months after the date of death of such Participant.

G.

Total and Permanent Disability A Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the right to purchase Shares thereunder has become exercisable on or before the date such Participant becomes Disabled as determined by the Committee.

A Disabled Participant, or his estate or personal representative, shall exercise such rights, if at all, only within a period of not more than twelve (12) months after the date that the Participant became Disabled as determined by the Committee (notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled) or, if earlier, within the originally prescribed term of the Option.

H.

Death In the event that a Participant to whom an Option has been granted ceases to be an employee or Key Non-Employee of the Company or of an Affiliate by reason of such Participant’s death, such Option, to the extent that the right is exercisable but not exercised on the date of death, may be exercised by the Participant’s estate or personal representative within twelve (12) months after the date of death of such Participant or, if earlier, within the originally prescribed term of the Option, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant were alive and had continued to be an employee or Key Non-Employee of the Company or of an Affiliate.

I.

Exercise of Option and Issuance of Stock Options shall be exercised by giving written notice to the Company. Such written notice shall: (i) be signed by the person exercising the Option, (ii) state the number of Shares with respect to which the Option is being exercised, (iii) contain the warranty required by Paragraph M of this Article VII, if applicable, and (iv) specify a date (other than a Saturday, Sunday or legal holiday) not more than ten (10) days after the date of such written notice, as the date on which the Shares will be purchased. Such tender and conveyance shall take place at the principal office of the Company during ordinary business hours, or at such other hour and place agreed upon by the Company and the person or persons exercising the Option. On the date specified in such written notice (which date may be extended by the Company in order to comply with any blackout limitations, or with laws or regulations that require the Company to take any action with respect to the Option Shares prior to the issuance thereof), the Company shall accept payment for the Option Shares in cash, by bank or certified check, by wire transfer, or by such other means as may be approved by the Committee. In the event of any failure to pay for the number of Shares specified in such written notice on the date set forth therein (or on the extended date as above provided), the right to exercise the Option shall terminate with respect to such number of Shares, but shall continue with respect to the remaining Shares covered by the Option and not yet acquired pursuant thereto.

If approved in advance by the Committee, and subject to compliance with the Sarbanes-Oxley Act of 2002 or the requirements of any applicable securities laws, payment in full or in part also may be made (i) by delivering Shares, or by attestation of Shares, which have a total Fair Market Value on the date of such delivery equal to the Option price and provided that accepting such Shares, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee; (iii) by authorizing the Company to retain Shares that otherwise would be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with part 220, Chapter II, Title 12 of the Code of Federal Regulations, a so-called "cashless" exercise); or (v) by any combination of the foregoing.

J.

Rights as a Stockholder No Participant to whom an Option has been granted shall have rights as a stockholder with respect to any Shares covered by such Option except as to such Shares as have been registered in the Company’s share register in the name of such Participant upon the due exercise of the Option and tender of the full Option price.

K.

Assignability and Transferability of Option Unless otherwise permitted by the Code, by Rule 16b-3 of the Exchange Act and by the exemption set forth under Section 12(g) of the Exchange Act (Release No. 34-56887), if applicable, and approved in advance by the Committee, an Option granted to a Participant shall not be transferable by the Participant and shall be exercisable, during the Participant’s lifetime, only by such Participant or, in the event of the Participant’s incapacity, his guardian or legal representative. Except as otherwise permitted herein, such Option shall not be assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process and any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Paragraph K, or the levy of any attachment or similar process upon an Option or such rights, shall be null and void.

L.

Other Provisions The Award Agreement for an Incentive Option shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such Option qualifies as an "incentive stock option" within the meaning of Section 422 of the Code. Further, the Award Agreements authorized under the Plan shall be subject to such other terms and conditions including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable and which, in the case of Incentive Options, are not inconsistent with the requirements of Section 422 of the Code.

VIII.	TERMS AND CONDITIONS OF RESTRICTED STOCK

A.

The Committee may from time to time grant an Award in Shares of Common Stock or grant an Award denominated in units of Common Stock, for such consideration as the Committee deems appropriate (which amount may be less than the Fair Market Value of the Common Stock on the date of the Award), and subject to such restrictions and conditions and other terms as the Committee may determine at the time of the Award (including, but not limited to, continuous service with the Company or its Affiliates, achievement of specific business objectives, increases in specified indices, attainment of growth rates, and/or other measurements of Company or Affiliate performance), and subject further to the general provisions of the Plan, the applicable Award Agreement, and the following specific rules.

B.

If Shares of Restricted Stock are awarded, such Shares cannot be assigned, sold, transferred, pledged, or hypothecated prior to the lapse of the restrictions applicable thereto, and, in no event, absent Committee approval, prior to one (1) year from the date of the Award.

C.

Restricted Stock issued to a Participant under the Plan shall be governed by an Award Agreement that shall specify whether Shares of Common Stock are awarded to the Participant, or whether the Award shall be one not of Shares of Common Stock but one denominated in units of Common Stock, any consideration required thereto, and such other provisions as the Committee shall determine.

D.

Subject to the provisions of Paragraphs B and E hereof and the restrictions set forth in the related Award Agreement, the Participant receiving an Award of Shares of Restricted Stock shall thereupon be a stockholder with respect to all of such Shares and shall have the rights of a stockholder with respect to such Shares, including the right to vote such Shares and to receive dividends and other distributions made with respect to such Shares; provided, however, if the lapse of restrictions with respect to the Restricted Stock is tied to the attainment of performance goals, any dividends paid by the Company to the Participant during the performance period shall accrue and shall not be paid to the Participant until and to the extent the performance goals are met with respect to the Award. All Common Stock received by a Participant as the result of any dividend on the Shares of Restricted Stock, or as the result of any stock split, stock distribution, or combination of the Shares affecting Restricted Stock, shall be subject to the restrictions set forth in the related Award Agreement.

E.

Restricted Stock or units of Restricted Stock awarded to a Participant pursuant to the Plan will be forfeited, and any Shares of Restricted Stock or units of Restricted Stock sold to a Participant pursuant to the Plan may, at the Company’s option, be resold to the Company for an amount equal to the price paid therefor, and in either case, such

Restricted Stock or units of Restricted Stock shall revert to the Company, if the Company so determines in accordance with Article XV or any other condition set forth in the Award Agreement, or, alternatively, if the Participant’s employment with the Company or its Affiliates terminates, other than for reasons set forth in Article XIV, prior to the expiration of the forfeiture or restriction provisions set forth in the Award Agreement.

F.

The Committee, in its discretion, shall have the power to accelerate the date on which the restrictions contained in the Award Agreement shall lapse with respect to any or all Restricted Stock awarded under the Plan.

G.	Any Restricted Stock denominated in units of Common Stock, if not previously forfeited, shall be payable in accordance with Article XVI at the time set forth in the Award Agreement.

H.

The Committee may prescribe such other restrictions, conditions, and terms applicable to Restricted Stock issued to a Participant under the Plan that are neither inconsistent with nor prohibited by the Plan or the Award Agreement, including, without limitation, terms providing for a lapse of the restrictions of this Article or any Award Agreement in installments.

IX.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

If deemed by the Committee to be in the best interests of the Company, a Participant may be granted a Right. Each Right shall be granted subject to such restrictions and conditions and other terms as the Committee may specify in the Award Agreement at the time the Right is granted, subject to the general provisions of the Plan, and the following specific rules.

A.

Rights may be granted, if at all, either singly, in combination with another Award, or in tandem with another Award. At the time of grant of a Right, the Committee shall specify the base price of Common Stock to be used in connection with the calculation described in Paragraph B below, provided that the base price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant, unless approved by the stockholders of the Company.

B.

Upon exercise of a Right, which shall, absent Committee approval, be not less than one (1) year from the date of the grant, the Participant shall be entitled to receive in accordance with Article XVI, and as soon as practicable after exercise, the excess of the Fair Market Value of one Share of Common Stock on the date of exercise over the base price specified in such Right, multiplied by the number of Shares of Common Stock then subject to the Right, or the portion thereof being exercised.

C.

Notwithstanding anything herein to the contrary, if the Award granted to a Participant allows him or her to elect to cancel all or any portion of an unexercised Option by exercising an additional or tandem Right, then the Option price per Share of Common Stock shall be used as the base price specified in Paragraph A to determine the value of the Right upon such exercise and, in the event of the exercise of such Right, the Company’s obligation with respect to such Option or portion thereof shall be discharged by payment of the Right so exercised. In the event of such a cancellation, the number of Shares as to which such Option was canceled shall become available for use under the Plan, less the number of Shares, if any, received by the Participant upon such cancellation in accordance with Article XVI.

D.

A Right may be exercised only by the Participant (or, if applicable under Article XIV, by a legatee or legatees of such Right, or by the Participant’s executors, personal representatives, or distributees).

X.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENTS

A Participant may be granted an Award in the form of Dividend Equivalents. Such an Award shall entitle the Participant to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

XI.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS

The Committee, in its sole discretion, may grant Awards of Shares and/or Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or on the Fair Market Value thereof ("Other Stock-Based Awards"). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine the number of Shares to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

XII.	TERMS AND CONDITIONS OF PERFORMANCE AWRDS

A.

A Participant may be granted an Award that is subject to performance conditions specified by the Committee. The Committee may use business criteria and/or other measures of performance as it deems appropriate in establishing any performance conditions (including, but not limited to, continuous service with the Company or its Affiliates, achievement of specific business objectives, increases in specified indices, attainment of growth rates, and/or other measurements of Company or Affiliate performance), and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions.

B.

Any Performance Award will be forfeited if the Company so determines in accordance with Article XV or any other condition set forth in the Award Agreement, or, alternatively, if the Participant’s employment with the Company or its Affiliates terminates, other than for reasons set forth in Article XIV, prior to the expiration of the time period over which the performance conditions are to be measured.

C.	Achievement of performance goals in respect of such Performance Awards shall be measured over such periods as may be specified by the Committee.

D.

Settlement of Performance Awards may be in cash or Shares, or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce or increase the amount of a settlement otherwise to be made in connection with such Performance Award.

XIII.	TERMS AND CONDITIONS OF CASH AWARDS

A.

The Committee may from time to time authorize the award of cash payments under the Plan to Participants, subject to such restrictions and conditions and other terms as the Committee may determine at the time of authorization (including, but not limited to, continuous service with the Company or its Affiliates, achievement of specific business objectives, increases in specified indices, attainment of growth rates, and/or other measurements of Company or Affiliate performance), and subject to the general provisions of the Plan, the applicable Award Agreement, and the following specific rules.

B.

Any Cash Award will be forfeited if the Company so determines in accordance with Article XV or any other condition set forth in the Award Agreement, or, alternatively, if the Participant’s employment or engagement with the Company or its Affiliates terminates, other than for reasons set forth in Article XIV, prior to the attainment of any goals set forth in the Award Agreement or prior to the expiration of the forfeiture or restriction provisions set forth in the Award Agreement, whichever is applicable.

C.

The Committee, in its discretion, shall have the power to change the date on which the restrictions contained in the Award Agreement shall lapse, or the date on which goals are to be measured, with respect to any Cash Award.

D.

Any Cash Award, if not previously forfeited, shall be payable in accordance with Article XVI on or about March 15 of the fiscal year immediately following the fiscal year during which the goals are attained, and in no event later than December 31 of such year.

E.

The Committee may prescribe such other restrictions, conditions, and terms applicable to the Cash Awards issued to a Participant under the Plan that are neither inconsistent with nor prohibited by the Plan or the Award Agreement, including, without limitation, terms providing for a lapse of the restrictions, or a measurement of the goals, in installments.

XIV.	TERMINATION OF EMPLOYMENT SERVICE

Except as may otherwise be (i) provided in Article VII for Options, (ii) provided for under the Award Agreement, or (iii) permitted pursuant to Paragraphs A through C of this Article XIV (subject to the limitations under the Code for Incentive Options), if the employment or service of a Participant terminates, all unexpired, unpaid, unexercised, or deferred Awards shall be canceled immediately.

A.

Retirement under a Company or Affiliate Retirement Plan. When a Participant’s employment or service terminates as a result of retirement as defined under a Company or Affiliate tax-qualified retirement plan, the Committee may permit Awards to continue in effect beyond the date of retirement in accordance with the applicable Award Agreement, and/or the exercisability and vesting of any Award may be accelerated.

B.

Termination in the Best Interests of the Company or an Affiliate. When a Participant’s employment or service with the Company or an Affiliate terminates and, in the judgment of the chief executive officer or other senior officer designated by the Committee, the acceleration and/or continuation of outstanding Awards would be in the best interests of the Company, the Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Awards granted prior to such termination and/or (ii) permit the exercise, vesting, and payment of such Awards for such period as may be set forth in the applicable Award Agreement, subject to earlier cancellation pursuant to Article XV or at such time as the Committee shall deem the continuation of all or any part of the Participant’s Awards are not in the Company’s or its Affiliate’s best interests.

C.	Death or Disability of a Participant.

1.	In the event of a Participant’s death, the Participant’s estate or beneficiaries shall have a period up to the earlier of (i) the expiration date specified in the Award Agreement, or (ii) the expiration date specified in Paragraph H of Article VII, within which to receive or exercise any outstanding Awards held by the Participant under such terms as may be specified in the applicable Award Agreement. Rights to any such outstanding Awards shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; (b) to a legal representative of the Participant; or (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Awards so passing shall be paid and/or may be exercised at such times and in such manner as if the Participant were living.

2.	In the event a Participant is determined by the Company to be Disabled, and subject to the limitations of Paragraph G of Article VII, Awards may be paid to, or exercised by, the Participant, if legally competent, or by a legally designated guardian or other representative if the Participant is legally incompetent by virtue of such Disability.

3.	After the death or Disability of a Participant, the Committee may in its sole discretion at any time (i) terminate restrictions in Award Agreements; (ii) accelerate any or all installments and rights; and/or (iii) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant’s estate, beneficiaries or representative, notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Awards ultimately might have become payable to other beneficiaries.

XV.	CANCELLATION AND RESCISSION OF AWARDS

Unless the Award Agreement specifies otherwise, the Committee may cancel any unexpired, unpaid, unexercised, or deferred Awards at any time if the Participant is not in compliance with the applicable provisions of the Award Agreement, the Plan, or with the following conditions:

A.

A Participant shall not breach any restrictive covenant, employment, consulting or other agreement entered into between him or her and the Company or any Affiliates, or render services for any organization or engage directly or indirectly in any business which, in the judgment of the Committee or a senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For a Participant whose employment or engagement has terminated, the judgment of the Committee shall be based on the terms of the restrictive covenant agreement, if applicable, or on the Participant’s position and responsibilities while employed or engaged by the Company or its Affiliates, the Participant’s post-employment/engagement responsibilities and position with the other organization or business, the extent of past, current, and potential competition or conflict between the Company and the other organization or business, the effect of the Participant’s assuming the post-employment/engagement position on the Company’s or its Affiliate’s customers, suppliers, investors, and competitors, and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant may, however, purchase as an investment or otherwise, stock or other securities of any organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than one percent (1%) equity interest in the organization or business.

B.

A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company or its Affiliates, or use in other than the Company’s or Affiliate’s business, any confidential information or materials relating to the business of the Company or its Affiliates, acquired by the Participant either during or after his or her employment or engagement with the Company or its Affiliates. Notwithstanding anything herein to the contrary, each Participant is hereby notified, in accordance with the Defend Trade Secrets Act of 2016, that the Participant will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (a) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. The Participants are further notified that if they file a lawsuit for retaliation by the Company for reporting a suspected violation of law, the Participant may disclose the Company’s trade secrets to his or her attorney and use the trade secret information in the court proceeding if the Participant (a) files any document containing the trade secret under seal; and (b) does not disclose the trade secret, except pursuant to court order.

C.

A Participant shall disclose promptly and assign to the Company all right, title, and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment or engagement with the Company or an Affiliate, relating in any manner to the actual or anticipated business, research, or development work of the Company or its Affiliates, and shall do anything reasonably necessary to enable the Company or its Affiliates to secure a patent, trademark, copyright, or other protectable interest where appropriate in the United States and in foreign countries.

Upon exercise, payment, or delivery pursuant to an Award, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan, including the provisions of Paragraphs A, B and C of this Article XV. Failure to comply with the provisions of Paragraphs A, B and C of this Article XV at any time prior to, or during the one (1) year period after, the date Participant’s employment or engagement with the Company or any Affiliate terminates shall cause any exercise, payment, or delivery which occurred during the two (2) year period prior to the breach of Paragraph A, B or C of this Article XV to be rescinded. The Company shall notify the Participant in writing of any such rescission within one (1) year of the date it acquires actual knowledge of such breach. Within ten (10) days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the exercise, payment, or delivery pursuant to the Award. Such payment shall be made either in cash or by returning to the Company the number of Shares of Common Stock that the Participant received in connection with the rescinded exercise, payment, or delivery. The Company’s rights of rescission hereunder shall be in addition to any and all other remedies that may be available to the Company at law or in equity in such event, including, without limitation, the right to request any court of competent jurisdiction to issue a decree of specific performance or issue a temporary and permanent injunction, without the necessity of the Company posting bond or furnishing other security and without proving special damages or irreparable injury, enjoining and restricting the breach, or threatened breach, of any such covenant.

XVI.	PAYMENT OF RESTRICTED STOCK, RIGHTS, OTHER STOCK-BASED AWARDS, PERFORMANCE AWARDS, AND CASH AWARDS

Payment of Restricted Stock, Rights, Other Stock-Based Awards, Performance Awards and Cash Awards may be made, as the Committee shall specify, in the form of cash, Shares of Common Stock, or combinations thereof; provided, however, that a fractional Share of Common Stock shall be paid in cash equal to the Fair Market Value of the fractional Share of Common Stock at the time of payment.

XVII.	WITHHOLDING

Except as otherwise provided by the Committee,

A.

the Company shall have the power and right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy the federal, state, and local taxes required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan; and

B.

in the case of payments of Awards, or upon any other taxable event hereunder, a Participant may elect, subject to the approval in advance by the Committee, to satisfy the withholding requirement, if any, in whole or in part, by having the Company withhold Shares of Common Stock that would otherwise be transferred to the Participant having a Fair Market Value, on the date the tax is to be determined, equal to the marginal tax that could be imposed on the transaction; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. All elections shall be made in writing and signed by the Participant.

XVIII.	SAVINGS CLAUSE

This Plan is intended to comply in all respects with applicable law and regulations, including, (i) with respect to those Participants who are officers or directors for purposes of Section 16 of the Exchange Act, Rule 16b-3 of the Securities and Exchange Commission, if applicable, (ii) Section 402 of the Sarbanes-Oxley Act, and (iii) Section 409A of the Code. In no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed on a Participant by Section 409A of the Code or damages for failing to comply with Section 409A of the Code. In case any one or more provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect under applicable law and regulation (including Rule 16b-3 and Section 409A of the Code), the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permitted by law, any provision that could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed in compliance with all applicable law (including Rule 16b-3 and Section 409A of the Code) so as to foster the intent of this Plan. Notwithstanding anything herein to the contrary, with respect to Participants who are officers and directors for purposes of Section 16 of the Exchange Act, if applicable, and if required to comply with rules promulgated thereunder, no grant of, or Option to purchase, Shares shall permit unrestricted ownership of Shares by the Participant for at least six (6) months from the date of grant or Option, unless the Board determines that the grant of, or Option to purchase, Shares otherwise satisfies the then current Rule 16b-3 requirements.

XIX.	ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS

 If the outstanding Shares of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another entity by reason of any reorganization, merger, or consolidation, or if a change is made to the Common Stock of the Company by reason of any recapitalization, reclassification, change in par value, stock split, reverse stock split, combination of shares or dividends payable in capital stock, or the like, the Company shall make adjustments to such Awards (including, by way of example and not by way of limitation, the grant of substitute Awards under the Plan or under the plan of such other entity or the suspension of the right to exercise an Award for a specified period of time in connection with a corporate transaction) as it may determine to be appropriate under the circumstances, and, in addition, appropriate adjustments shall be made in the number and kind of shares or securities and in the option price per share or security subject to outstanding Awards under the Plan or under the plan of such successor entity. The foregoing notwithstanding, unless the Committee otherwise determines, no such adjustment shall be made to an Option which shall, within the meaning of Sections 424 and 409A of the Code, as applicable, constitute such a modification, extension, or renewal of an option as to cause it to be considered as the grant of a new option.

Notwithstanding anything herein to the contrary, the Company may, in its sole discretion, accelerate the timing of the exercise provisions of any Award in the event of (i) the adoption of a plan of merger or consolidation under which a majority of the Shares of the Company would be converted into or exercised for cash or securities of any other corporation or entity, or (ii) a sale or exchange of all or any portion of the Company’s assets or equity securities. Alternatively, the Company may, in its sole discretion and without the consent of the Participants, provide for one or more of the following in the event of any merger, consolidation, recapitalization, sale of all or any portion of the Company’s assets or capital stock, including but not limited to a "going-private" transaction: (i) the assumption of the Plan and outstanding Awards by the surviving entity or its parent; (ii) the substitution by the surviving entity or its parent of awards with substantially the same terms for such outstanding Awards; (iii) notice to the holders of vested and exercisable Options and Rights of their ability to exercise vested and exercisable Options and Rights effective contingent upon and immediately prior to such transaction followed by the cancellation of all unexercised Options and Rights (whether or not then vested and exercisable); (iv) settlement of the intrinsic value of the outstanding vested Options and Rights in cash or cash equivalents or equity followed by the cancellation of all Options and Rights (whether or not then vested or exercisable); and (v) cancellation of all unvested or unexercisable Awards; provided, however, that in connection with an assumption or substitution of Awards under subsections (i) or (ii) above, the Awards so assumed or substituted shall continue to vest or become exercisable pursuant to the terms of the original Award, except to the extent such terms are otherwise rendered inoperative. In connection with any such transaction, each Participant shall, to the extent so provided under the definitive transaction agreement, (i) be subject to any earn-outs, purchase price adjustments, holdbacks, escrows and other contingent payments on the terms set forth in the definitive transaction agreement, (ii) be subject to all indemnification and other obligations of the Company’s equityholders in connection with such transaction, (iii) be bound by the appointment of any equityholder representative who shall represent the Company’s equityholders under the definitive transaction agreement as the representative, agent, proxy, and attorney-in-fact for the Participant, with the power and authority to act on the Participant’s behalf with respect to the definitive transaction agreement, and (iv) execute such additional agreements or documentation, if any, as may be required under the definitive transaction agreement to reflect the foregoing or the treatment of the Participant’s Awards, including without limitation, letters of transmittal or cash-out agreements.

Upon a business combination by the Company or any of its Affiliates with any corporation or other entity through the adoption of a plan of merger or consolidation or a share exchange or through the purchase of all or substantially all of the capital stock or assets of such other corporation or entity, the Board or the Committee may, in its sole discretion, grant Options pursuant hereto to all or any persons who, on the effective date of such transaction, hold outstanding options to purchase securities of such other corporation or entity and who, on and after the effective date of such transaction, will become employees or directors of, or consultants or advisors to, the Company or its Affiliates. The number of Shares subject to such substitute Options shall be determined in accordance with the terms of the transaction by which the business combination is effectuated. Notwithstanding the other provisions of this Plan, the other terms of such substitute Options shall be substantially the same as or economically equivalent to the terms of the options for which such Options are substituted, all as determined by the Board or by the Committee, as the case may be. Upon the grant of substitute Options pursuant hereto, the options to purchase securities of such other corporation or entity for which such Options are substituted shall be canceled immediately.

XX.	DISSOLUTION OR LIQUIDATION OF THE COMPANY

Upon the dissolution or liquidation of the Company other than in connection with a transaction to which Article XIX is applicable, all Awards granted hereunder shall terminate and become null and void; provided, however, that if the rights of a Participant under the applicable Award have not otherwise terminated and expired, the Participant may, if the Committee, in its sole discretion, so permits, have the right immediately prior to such dissolution or liquidation to exercise any Award granted hereunder to the extent that the right thereunder has become exercisable as of the date immediately prior to such dissolution or liquidation.

XXI.	TERMINATION OF THE PLAN

The Plan shall terminate ten (10) years from the earlier of the date of its adoption by the Board or the date of its approval by the stockholders. The Plan may be terminated at an earlier date by vote of the stockholders or the Board; provided, however, that any such earlier termination shall not affect any Award Agreements executed prior to the effective date of such termination. Notwithstanding anything in this Plan to the contrary, any Options granted prior to the effective date of the Plan’s termination may be exercised until the earlier of (i) the date set forth in the Award Agreement, or (ii) in the case of an Incentive Option, ten (10) years from the date the Option is granted; and the provisions of the Plan with respect to the full and final authority of the Committee under the Plan shall continue to control.

XXII.	AMENDMENT OF THE PLAN AND AWARDS

The Plan may be amended by the Board and such amendment shall become effective upon adoption by the Board; provided, however, that any amendment shall be subject to the approval of the stockholders of the Company at or before the next annual meeting of the stockholders of the Company if such stockholder approval is required by the Code, any federal or state law or regulation, the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, or if the Board, in its discretion, determines to submit such changes to the Plan to its stockholders for approval. Further, no amendment to the Plan which reduces the Option exercise price below that provided for in Article VII of the Plan shall be effective unless it is approved by the stockholders of the Company.

The Board may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall (a) materially impair the rights of any Participant without his or her consent or (b) except for adjustments made pursuant to Article XIX, reduce the exercise price of outstanding Options or Rights or cancel or amend outstanding Options or Rights for the purpose of repricing, replacing, or regranting such Options or Rights with an exercise price that is less than the exercise price of the original Options or Rights or cancel or amend outstanding Options or Rights with an exercise price that is greater than the Fair Market Value of a Share for the purpose of exchanging such Options or Rights for cash or any other Awards without stockholder approval. Notwithstanding anything herein to the contrary, the Board may amend the terms of any Award theretofore granted if the Board, in its discretion, determines that such amendment is necessary to comply with the requirements of Section 409A of the Code, the rules of any stock exchange or automated quotation systems on which the Shares may be listed or traded, or changes in tax or other applicable laws or regulatory requirements.

XXIII.	EMPLOYMENT RELATIONSHIP

Nothing herein contained shall be deemed to prevent the Company or an Affiliate from terminating the employment of a Participant, nor to prevent a Participant from terminating the Participant’s employment with the Company or an Affiliate, unless otherwise limited by an agreement between the Company (or an Affiliate) and the Participant.

XXIV.	INDEMNIFICATION OF COMMITTEE

In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall, to the extent permitted by the laws of the State of Delaware, be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken by them as directors or members of the Committee and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Board) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the director or Committee member is liable for gross negligence or willful misconduct in the performance of his or her duties. To receive such indemnification, a director or Committee member must first offer in writing to the Company the opportunity, at its own expense, to defend any such action, suit or proceeding.

XXV.	UNFUNDED PLAN

Insofar as it provides for payments in cash in accordance with Article XVI, or otherwise, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock, or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock, or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company, the Board, or the Committee be deemed to be a trustee of any cash, Common Stock, or rights thereto to be granted under the Plan. Any liability of the Company to any Participant with respect to a grant of cash, Common Stock, or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

XXVI.	MITIGATION OF EXCISE TAX

Unless otherwise provided for in the Award Agreement or in any other agreement between the Company (or an Affiliate) and the Participant, if any payment or right accruing to a Participant under this Plan (without the application of this Article XXVI), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate, would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is necessary shall be made by the Company. The Participant shall cooperate in good faith with the Company in making such determination and providing any necessary information for this purpose.

XXVII.	EFFECTIVE DATE

This Plan shall become effective upon adoption by the Board, provided that the adoption of the Plan shall be subject to the approval of the stockholders of the Company if such stockholder approval is required by the Code, any federal or state law or regulations, the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, or if the Board, in its discretion, desires to submit the Plan to its stockholders for approval.

XXVIII.	RECOVERY

If the Company is or becomes subject to regulations or listing standards adopted pursuant to Section 10D of the Exchange Act, then each Award granted pursuant to the Plan, each Share acquired pursuant to the Plan, and all proceeds in respect of any such Awards or Shares shall be subject to any "clawback" or similar policy of the Company adopted pursuant to such regulations or listing standards that may be in effect from time to time, whether before or after the grant, exercise or settlement of such Awards or Shares.

XXIX.	FOREIGN JURISDICTIONS

To the extent the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Plan in jurisdictions outside the United States of America, the Committee in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States of America.

XXX.	DEFERAL OF AWARDS

At the time of the grant of an Award, the Company may permit a Participant to elect to:

A.

have cash that otherwise would be paid to such Participant as a result of the exercise of an Award credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

B.	have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Award converted into an equal number of Rights; or

C.

have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Award converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of the Shares as of the date on which they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Article XXX may be credited with interest or other forms of investment return, as determined by the Committee and shall be subject to compliance with Section 409A of the Code. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Article XXX.

XXXI.	GOVERNING LAW

This Plan shall be governed by the laws of the State of Delaware and construed in accordance therewith.

XXXII.	STATUTE OF LIMITATIONS

If a Participant believes that the Committee has not followed his or her directions, or the Participant believes that he or she has a claim against the Plan, the Company or the Committee under the terms of the Plan and/or any applicable Award Agreement, the Participant must file a written claim with the Committee within one (1) year after the direction was allegedly made. The Committee will furnish each Participant with a statement of his or her vested Options/shares of Stock at least annually. The Participant should review this statement for accuracy.

Adopted this 19th day of December, 2019.

ANNEX B

PLAN OF CONVERSION

This Plan of Conversion (this “Plan”) sets forth certain terms of the conversion of Oblong, Inc., a Delaware corporation (the “Delaware Corporation”), to a Nevada corporation (the “Nevada Corporation”), pursuant to the terms of the General Corporation Law of the State of Delaware (as amended, the “DGCL”) and Chapters 78 and 92A of the Nevada Revised Statutes (as amended, the “NRS”).

RECITALS:

A.	The Delaware Corporation was incorporated on January 10, 2011.

B.	Upon the terms and subject to the conditions set forth in this Plan, and in accordance with Section 266 of the DGCL and NRS 92A.195, the Delaware Corporation will be converted to a Nevada Corporation.

C.	The Board of Directors of the Delaware Corporation (the “Board”) has (i) determined that the Conversion (as defined below) is advisable and in the best interests of the Delaware Corporation and its stockholders and recommended the approval of the Conversion by the stockholders of the Delaware Corporation and (ii) approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and the Bylaws of the Nevada Corporation, the Delaware Certificate of Conversion and the Nevada Articles of Conversion (as each is defined below).

D.	The stockholders of the Delaware Corporation have approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan.

E.	In connection with the Conversion, at the Effective Time (as hereinafter defined), each share of common stock, par value $0.0001 per share (the “Delaware Common Stock”) of the Delaware Corporation issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock, par value $0.0001 per share (the “Nevada Common Stock”) of the Nevada Corporation.

F.	The mode of carrying out the Conversion into effect shall be as described in this Plan.

ARTICLE I

THE CONVERSION

1.1          Conversion. At the Effective Time (as hereinafter defined), the Delaware Corporation will be converted to the Nevada Corporation, pursuant to, and in accordance with, Section 266 of the DGCL and NRS 92A.195 (the “Conversion”), whereupon the Delaware Corporation will continue its existence in the organizational form of the Nevada Corporation, which will be subject to the laws of the State of Nevada. The Board and the stockholders of the Delaware Corporation have approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation of the Nevada Corporation.

1.2          Certificate of Conversion. The Delaware Corporation shall file a certificate of conversion in the form attached hereto as Exhibit A (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) and shall file articles of conversion in the form attached hereto as Exhibit B (the “Nevada Articles of Conversion”) and articles of incorporation in the form attached hereto as Exhibit C (the “Nevada Articles of Incorporation”) with the Nevada Secretary of State, and the Delaware Corporation or the Nevada Corporation, as applicable, shall make all other filings or recordings required by the DGCL or the NRS in connection with the Conversion.

1.3          Effective Time. The Conversion will become effective upon the filing of the Delaware Certificate of Conversion with the Delaware Secretary of State and the Nevada Articles of Conversion and Nevada Articles of Incorporation filed with the Nevada Secretary of State or at a such later time as specified in the Delaware Certificate of Conversion and the Nevada Articles of Conversion (the “Effective Time”).

ARTICLE II

ORGANIZATION

2.1          Nevada Governing Documents. At the Effective Time, the Nevada Articles of Incorporation and the Bylaws of the Nevada Corporation in the form attached hereto as Exhibit D (together with the Nevada Articles of Incorporation, the “Nevada Governing Documents”), shall govern the Nevada Corporation until amended and/or restated in accordance with the Nevada Governing Documents and applicable law.

2.2          Directors and Officers. From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or its stockholders, the members of the Board and the officers of the Delaware Corporation holding their respective offices in the Delaware Corporation existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board and officers of the Nevada Corporation.

ARTICLE III

EFFECT OF THE CONVERSION

3.1          Effect of Conversion. At the Effective Time, the effect of the Conversion will be as provided by this Plan and by the applicable provisions of the DGCL and the NRS. Without limitation of the foregoing, for all purposes of the laws of the State of Delaware and Nevada, all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, shall remain vested in the Nevada Corporation and shall be the property of the Nevada Corporation, and all debts, liabilities, and duties of the Delaware Corporation shall remain attached to the Nevada Corporation, and may be enforced against the Nevada Corporation to the same extent as if said debts, liabilities, and duties had originally been incurred or contracted by the Nevada Corporation.

3.2          Conversion of Common Stock. At the Effective Time, by virtue of the Conversion and without any further action by the Delaware Corporation or the stockholders, each share of Delaware Common Stock issued and outstanding immediately before the Effective Time shall be converted into one share of Nevada Common Stock, and all options, warrants or other entitlement to receive a share of Delaware Common Stock shall automatically be converted into an option, warrant or other entitlement to receive a share of Nevada Common Stock.

3.3          Conversion of Preferred Stock. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or its stockholders, each share of Series F Preferred Stock, $0.0001 par value per share, of the Delaware Corporation (the “Delaware Series F Preferred Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Series A Preferred Stock, $0.0001 par value per share, of the Converted Entity (the “Nevada Series F Preferred Stock”). At and after the Effective Time all of the outstanding certificates that immediately prior thereto represented issued and outstanding shares of and Delaware Series F Preferred Stock shall be deemed for all purposes to evidence ownership of and to represent shares of Nevada Series F Preferred Stock into which the shares represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Nevada Corporation and its transfer agent.

3.4          Effect on Outstanding Stock Options. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or its stockholders, each option to acquire shares of Delaware Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Nevada Common Stock.

3.5          Conversion of Outstanding Warrants or Other Rights. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or its stockholders, all outstanding and unexercised portions of each warrant or other right to acquire shares of Delaware Common Stock or Delaware Series F Preferred Stock outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Nevada Common Stock or Nevada Series F Preferred Stock, as applicable.

3.6          Effect on Employment Agreements, Benefit Plans, and Incentive Plans. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or its stockholders, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement, or other similar plan or agreement to which the Delaware Corporation is a party, or otherwise maintains, sponsors, or contributes, shall continue to be a plan or agreement of the Nevada Corporation on the same terms and conditions and any references to the Delaware Corporation thereunder shall mean the Nevada Corporation on and after the Effective Time. To the extent that any such plan, letter, or agreement provides for the issuance, or is otherwise based on the value, of Delaware Common Stock or other equity securities of the Delaware Corporation, as of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of Nevada Common Stock or other equity securities of the Nevada Corporation, respectively.

3.7          Effect on Other Agreements. As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Delaware Corporation is a party, shall continue to be an agreement of the Nevada Corporation on the same terms and conditions and any references to the Delaware Corporation thereunder shall, on and after the Effective Time, mean the Nevada Corporation.

ARTICLE IV

MISCELLANEOUS

4.1          Abandonment or Amendment. At any time prior to the filing of the Certificate of Conversion with the Delaware Secretary of State, the Delaware Corporation may abandon the proposed Conversion and terminate this Plan to the extent permitted by law or may amend this Plan.

4.2          Captions. The captions in this Plan are for convenience only and shall not be considered a part, or to affect the construction or interpretation, of any provision of this Plan.

4.3          Tax Reporting. The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan of Conversion is hereby adopted as a “plan of reorganization” for purposes of the Section 368(a)(1)(F) of the Code.

4.4          Record of Conversion. A copy of this Plan of Conversion will be kept at the principal place of business of the Nevada Corporation and, upon the request of any stockholder of the Delaware Corporation, a copy of this Plan of Conversion shall promptly be delivered to such stockholder.

4.5           Severability. Whenever possible, each term and provision of this Plan of Conversion will be interpreted in such manner as to be effective and valid under applicable law, but if any term or provision of this Plan of Conversion is held to be prohibited by or invalid under applicable law or in any jurisdiction, such term or provision will be ineffective only to the extent, of such prohibition or invalidity, without invalidating the remainder of this Plan of Conversion. Upon the determination that any term or provision of this Plan of Conversion is invalid, illegal, or unenforceable, such term or provision shall be deemed amended in such jurisdiction, without further action on the part of any person or entity, to the limited extent necessary to render the same valid, legal, or enforceable.

4.4          Governing Law. This Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

ANNEX C

ARTICLES OF INCORPORATION

OF

OBLONG, INC.

ARTICLE I

The name of the Corporation is Oblong, Inc. (the “Corporation”)

ARTICLE II

The registered office of the Corporation shall be the street address of its registered agent in the State of Nevada. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III

a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

b) The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the Bylaws of the Corporation.

c) The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the Bylaws of the Corporation (the “Bylaws”). Election of directors need not be by written ballot unless the Bylaws so provide.

d) As of the effective date of these Articles, the Board of Directors comprises the four individuals set forth below:

Jason Adelman

Jonathan Schechter

Peter Holst

Deborah Meredith

As of the effective date of these Articles, each director has the following as their business address with respect to the Corporation: 110 16th Street, Suite 1400 – 1024, Denver, Colorado 80202.

e) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as my be exercised or done by the Corporation, subject, nevertheless, to the provisions of the Nevada Revised Statutes (as amended from time to time, the “NRS”), these Articles, and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such Bylaws had not been adopted.

ARTICLE IV

The nature of the business of the Corporation and the objects or purposes to be transacted, promoted or carried on by it are as follows: To engage in any lawful act, business or activity for which corporations may now or hereafter be organized under the laws of the State of Nevada.

ARTICLE V

a) The total number of shares of all classes of stock that the Corporation is authorized to issue is one hundred fifty-five million (155,000,000) shares, consisting of one hundred fifty million (150,000,000) shares of common stock with a par value of $0.0001 per share (the “Common Stock”) and five million (5,000,000) shares of preferred stock with a par value of $0.0001 per share (the “Preferred Stock”). The capital stock of the Corporation may be issued from time to time for such consideration as shall be determined by the Board of Directors. When shares are issued upon payment of the consideration fixed by the Board of Directors, such shares shall be fully-paid and non-assessable.

b) The Board of Directors is hereby vested, to the fullest extent permitted under the NRS, with the authority to designate from time to time, by duly adopted resolution(s), one or more series of the Preferred Stock, to fix the number of shares constituting such series and to prescribe the voting powers, designations, preferences, qualifications, limitations, restrictions and relative, participating, optional and other rights of such series. Any such resolution prescribing a series of Preferred Stock must include a distinguishing designation for such series. If any series of Preferred Stock is established by resolution of the Board of Directors pursuant to this provision, a certificate of designation relating to such series and complying with the applicable provisions of the NRS must be filed with the Nevada Secretary of State and become effective before the issuance of any shares of such series. Except as otherwise required by law, the holders of any series of Preferred Stock shall be entitled to only such voting rights, if any, as shall expressly be granted thereto by these articles of incorporation (as amended from time to time, these “Articles”), including the certificate of designation relating to such series of Preferred Stock. To the extent provided in these Articles, including any certificate of designation relating to a series of Preferred Stock, the Board of Directors may increase (but not above the total number of then authorized and undesignated shares of Preferred Stock) or decrease (but not below the number of shares of that series then outstanding) the number of shares of such series.

c) Subject to the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Articles or the NRS, the holders of Common Stock shall be entitled to receive dividends in the form of cash, property or shares of the Corporation when, as and if declared by the Board of Directors out of funds of the Corporation to the extent and in the manner permitted by law.

ARTICLE VI

Meetings of stockholders may be held within or without the State of Nevada, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the NRS) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE VII

The liability of directors and officers of the Corporation is hereby eliminated or limited to the fullest extent permitted by the NRS. Without limiting the effect of the preceding sentence, if the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be automatically eliminated or limited to the fullest extent permitted by the NRS, as so amended.

ARTICLE VIII

The Board of Directors shall not be divided into classes. Each director shall be elected to serve a one-year term expiring at the next Annual Meeting of Shareholders and until her or her successor is duly elected and qualified.

ARTICLE VIX

The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

EXHIBIT A

TO ARTICLES OF INCORPORATION

CERTIFICATE OF DESIGNATIONS OF
SERIES F CONVERTIBLE PREFERRED STOCK OF
OBLONG, INC.

I, Peter Holst, hereby certify that I am the Chief Executive Officer of Oblong, Inc. (the “Company”), a corporation organized and existing under the Nevada Revised Statutes (the “NRS”), and further do hereby certify:

That pursuant to the authority expressly conferred upon the Board of Directors of the Company (the “Board”) by the Company’s Certificate of Incorporation (the “Certificate of Incorporation”), and Section 78.1955 of the NRS, the Board on [•], 2025 adopted the following resolution determining it desirable and in the best interests of the Company and its shareholders for the Company to create a series of forty-two thousand (42,000) shares of preferred stock designated as “Series F Convertible Preferred Stock”:

RESOLVED, that pursuant to the authority vested in the Board this Company, in accordance with the provisions of the Certificate of Incorporation, a series of preferred stock, par value $0.0001 per share, of the Company be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

TERMS OF SERIES F CONVERTIBLE PREFERRED STOCK

1. Designation and Number of Shares. There shall hereby be created and established a series of preferred stock of the Company designated as “Series F Convertible Preferred Stock” (the “Preferred Shares”). The authorized number of Preferred Shares shall be 42,000 shares. Each Preferred Share shall have a par value of $0.0001. Capitalized terms not defined herein shall have the meaning as set forth in Section 31 below.

2. Ranking. Except to the extent that the holders of at least a majority of the outstanding Preferred Shares; provided, that such holders must include Iroquois Master Fund Ltd. so long as it beneficially owns any of the outstanding Preferred Shares or Preferred Warrants (the “Required Holders”) expressly consent to the creation of Parity Stock (as defined below) or Senior Preferred Stock (as defined below) in accordance with Section 16, all shares of capital stock of the Company shall be junior in rank to all Preferred Shares with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company (such junior stock is referred to herein collectively as “Junior Stock”). The rights of all such shares of capital stock of the Company shall be subject to the rights, powers, preferences and privileges of the Preferred Shares. Without limiting any other provision of this Certificate of Designations, without the prior express consent of the Required Holders, voting separately as a single class, the Company shall not hereafter authorize or issue any additional or other shares of capital stock that is (i) of senior rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company (collectively, the “Senior Preferred Stock”), (ii) of pari passu rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company (collectively, the “Parity Stock”) or (iii) any Junior Stock having a maturity date or any other date requiring redemption or repayment of such shares of Junior Stock prior to such time as no Preferred Shares remain outstanding. In the event of the merger or consolidation of the Company with or into another corporation, the Preferred Shares shall maintain their relative rights, powers, designations, privileges and preferences provided for herein and no such merger or consolidation shall result in inconsistencies therewith.

3. Dividends.

(a) From and after March 31, 2023 or such later date that Preferred Shares are issued upon exercise of Preferred Warrants, as applicable (the “Initial Issuance Date”), each holder of a Preferred Share (each, a “Holder” and collectively, the “Holders”) shall be entitled to receive dividends (“Dividends”) at the Dividend Rate, which Dividends shall be computed on the basis of a 360-day year and twelve 30-day months and at the Company’s sole election, shall be payable in arrears quarterly on each Dividend Date out of funds legally available therefor or, if not paid, shall increase the Stated Value of the Preferred Shares on each Dividend Date (each, a “Capitalized Dividend”).

(b) Prior to the capitalization of Dividends on a Dividend Date, Dividends on the Preferred Shares shall accrue at the Dividend Rate and be payable by way of inclusion of the Dividends in the Conversion Amount on each Conversion Date in accordance with Section 4(c)(i). From and after the occurrence and during the continuance of any Triggering Event, the Dividend Rate shall automatically be increased to the lesser of twenty percent (20.0%) per annum or the maximum permitted by applicable law (the “Default Rate”). In the event that such Triggering Event is subsequently cured (and no other Triggering Event then exists), the adjustment referred to in the preceding sentence shall cease to be effective as of the calendar day immediately following the date of such cure; provided that the Dividends as calculated and unpaid at such increased rate during the continuance of such Triggering Event shall continue to apply to the extent relating to the days after the occurrence of such Triggering Event through and including the date of such cure of such Triggering Event.

4. Conversion. At any time after the Initial Issuance Date, each Preferred Share shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock (as defined below), on the terms and conditions set forth in this Section 4.

(a) Holder’s Conversion Right. Subject to the provisions of Section 4(d), at any time or times on or after the Initial Issuance Date, each Holder shall be entitled to convert any portion of the outstanding Preferred Shares held by such Holder into validly issued, fully paid and non-assessable shares of Common Stock in accordance with Section 4(c) at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent (as defined below)) that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Preferred Shares.

(b) Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Preferred Share pursuant to Section 4(a) shall be determined by dividing (x) the Conversion Amount of such Preferred Share by (y) the Conversion Price (the “Conversion Rate”):

(i) “Conversion Amount” means, with respect to each Preferred Share, as of the applicable date of determination, the sum of (A) the Stated Value thereof plus (B) the Additional Amount thereon, plus (C) any accrued and unpaid Late Charges (as defined below in Section 24(c)) with respect to such Stated Value and Additional Amount as of such date of determination.

(ii) “Conversion Price” means, with respect to each Preferred Share, as of any Conversion Date or other date of determination, $1.71, subject to adjustment as provided herein.

(c) Mechanics of Conversion. The conversion of each Preferred Share shall be conducted in the following manner:

(i) Optional Conversion. To convert a Preferred Share into shares of Common Stock on any date (a “Conversion Date”), a Holder shall deliver (whether via electronic mail or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion of the share(s) of Preferred Shares subject to such conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company. If required by Section 4(c)(iii), within two (2) Trading Days following a conversion of any such Preferred Shares as aforesaid, such Holder shall surrender to a nationally recognized overnight delivery service for delivery to the Company the original certificates, if any, representing the Preferred Shares (the “Preferred Share Certificates”) so converted as aforesaid (or an indemnification undertaking with respect to the Preferred Shares in the case of its loss, theft or destruction as contemplated by Section 18(b)). On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by electronic mail an acknowledgment of confirmation and representation as to whether such shares of Common Stock may then be resold pursuant to Rule 144 or an effective and available registration statement, in the form attached hereto as Exhibit II, of receipt of such Conversion Notice to such Holder and the Company’s transfer agent (the “Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. On or before the second (2nd) Trading Day following each date on which the Company has received a Conversion Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the applicable Conversion Date of such shares of Common Stock issuable pursuant to such Conversion Notice) (the “Share Delivery Deadline”), the Company shall (1) provided that the Transfer Agent is participating in The Depository Trust Company’s (“DTC”) Fast Automated Securities Transfer Program and such shares of Common Stock are eligible to be resold pursuant to Rule 144 or an effective registration statement, credit such aggregate number of shares of Common Stock to which such Holder shall be entitled pursuant to such conversion to such Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (2) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or such shares of Common Stock are not eligible to be resold pursuant to Rule 144 or an effective registration statement, upon the request of such Holder, issue and deliver (via reputable overnight courier) to the address as specified in such Conversion Notice, a certificate, registered in the name of such Holder or its designee, for the number of shares of Common Stock to which such Holder shall be entitled. If the number of Preferred Shares represented by the Preferred Share Certificate(s) submitted for conversion pursuant to Section 4(c)(iii) is greater than the number of Preferred Shares being converted, then the Company shall, as soon as practicable and in no event later than two (2) Trading Days after receipt of the Preferred Share Certificate(s) and at its own expense, issue and deliver to such Holder (or its designee) a new Preferred Share Certificate (in accordance with Section 18(d)) representing the number of Preferred Shares not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date. Notwithstanding anything to the contrary contained in this Certificate of Designations or the Registration Rights Agreement, after the effective date of a Registration Statement (as defined in the Registration Rights Agreement) and prior to a Holder’s receipt of the notice of a Grace Period (as defined in the Registration Rights Agreement), the Company shall cause the Transfer Agent to deliver unlegended shares of Common Stock to such Holder (or its designee) in connection with any sale of Registrable Securities (as defined in the Registration Rights Agreement) with respect to which such Holder has entered into a contract for sale, and delivered a copy of the prospectus included as part of the particular Registration Statement to the extent applicable, and for which such Holder has not yet settled. For the avoidance of doubt, no ink original Conversion Notices, other notices or medallion guarantees will be required by any Holder to convert any Preferred Shares or for such Holder take any other action in connection herewith.

(ii) Company’s Failure to Timely Convert. If the Company shall fail, for any reason or for no reason, on or prior to the applicable Share Delivery Deadline, either (I) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or the applicable shares are not eligible to be resold pursuant to Rule 144 or an effective registration statement, to issue and deliver to such Holder (or its designee) a certificate for the number of shares of Common Stock to which such Holder is entitled and register such shares of Common Stock on the Company’s share register or, if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program and such shares are eligible to be resold pursuant to Rule 144 or an effective registration statement, to credit such Holder’s or its designee’s balance account with DTC for such number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion of any Conversion Amount (as the case may be) or (II) if an effective Registration Statement covering the resale of the applicable shares of Common Stock that are the subject of the Conversion Notice (the “Unavailable Conversion Shares”) is not available for the resale of such Unavailable Conversion Shares (solely to the extent such Unavailable Conversion Shares were ever available pursuant to such Registration Statement) and the Company fails to promptly, but in no event later than as required pursuant to the Registration Rights Agreement (x) notify such Holder and (y) deliver the shares of Common Stock electronically without any restrictive legend by crediting such aggregate number of shares of Common Stock to which such Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal At Custodian system (the event described in the immediately foregoing clause (II) is hereinafter referred as a “Notice Failure” and together with the event described in clause (I) above, a “Conversion Failure”), then, in addition to all other remedies available to such Holder, (X) the Company shall pay in cash to such Holder on each day after the Share Delivery Deadline that the issuance of such shares of Common Stock is not timely effected an amount equal to 2% of the product of (A) the sum of the number of shares of Common Stock not issued to such Holder on or prior to the Share Delivery Deadline and to which such Holder is entitled, multiplied by (B) any trading price of the Common Stock selected by such Holder in writing as in effect at any time during the period beginning on the applicable Conversion Date and ending on the applicable Share Delivery Deadline, and (Y) such Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, all, or any portion, of such Preferred Shares that has not been converted pursuant to such Conversion Notice; provided that the voiding of an Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 4(c)(ii) or otherwise. In addition to the foregoing, if on or prior to the Share Delivery Deadline either (A) the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or such Warrant Common Shares are not eligible to be resold pursuant to Rule 144 or an effective registration statement, the Company shall fail to issue and deliver to such Holder (or its designee) a certificate and register such shares of Common Stock on the Company’s share register or, if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program and such Warrant Common Shares are eligible to be resold pursuant to Rule 144 or an effective registration statement, the Transfer Agent shall fail to credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder or pursuant to the Company’s obligation pursuant to clause (ii) below or (B) a Notice Failure occurs, and if on or after such Share Delivery Deadline such Holder purchases (in an open market transaction or otherwise) shares of Common Stock corresponding to all or any portion of the number of shares of Common Stock issuable upon such conversion that such Holder is entitled to receive from the Company and has not received from the Company in connection with such Conversion Failure or Notice Failure, as applicable (a “Buy-In”), then, in addition to all other remedies available to such Holder, the Company shall, within two (2) Business Days after receipt of such Holder’s request and in such Holder’s discretion, either: (I) pay cash to such Holder in an amount equal to such Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including, without limitation, by any other Person in respect, or on behalf, of such Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate (and to issue such shares of Common Stock) or credit to the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be) (and to issue such shares of Common Stock) shall terminate, or (II) promptly honor its obligation to so issue and deliver to such Holder a certificate or certificates representing such shares of Common Stock or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be) and pay cash to such Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (x) such number of shares of Common Stock multiplied by (y) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Conversion Notice and ending on the date of such issuance and payment under this clause (II) (the “Buy-In Payment Amount”). Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon the conversion of Preferred Shares as required pursuant to the terms hereof. Notwithstanding anything herein to the contrary, with respect to any given Conversion Failure, this Section 4(c)(ii) shall not apply to a Holder to the extent the Company has already paid such amounts in full to such Holder with respect to such Conversion Failure, as applicable, pursuant to the analogous sections of the Securities Purchase Agreement.

(iii) Registration; Book-Entry. At the time of issuance of any Preferred Shares hereunder, the applicable Holder may, by written request (including by electronic-mail) to the Company, elect to receive such Preferred Shares in the form of one or more Preferred Share Certificates or in Book-Entry form. The Company (or the Transfer Agent, as custodian for the Preferred Shares) shall maintain a register (the “Register”) for the recordation of the names and addresses of the Holders of each Preferred Share and the Stated Value of the Preferred Shares and whether the Preferred Shares are held by such Holder in Preferred Share Certificates or in Book-Entry form (the “Registered Preferred Shares”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and each Holder of the Preferred Shares shall treat each Person whose name is recorded in the Register as the owner of a Preferred Share for all purposes (including, without limitation, the right to receive payments and Dividends hereunder) notwithstanding notice to the contrary. A Registered Preferred Share may be assigned, transferred or sold only by registration of such assignment or sale on the Register. Upon its receipt of a written request to assign, transfer or sell one or more Registered Preferred Shares by such Holder thereof, the Company shall record the information contained therein in the Register and issue one or more new Registered Preferred Shares in the same aggregate Stated Value as the Stated Value of the surrendered Registered Preferred Shares to the designated assignee or transferee pursuant to Section 18, provided that if the Company does not so record an assignment, transfer or sale (as the case may be) of such Registered Preferred Shares within two (2) Business Days of such a request, then the Register shall be automatically deemed updated to reflect such assignment, transfer or sale (as the case may be). Notwithstanding anything to the contrary set forth in this Section 4, following conversion of any Preferred Shares in accordance with the terms hereof, the applicable Holder shall not be required to physically surrender such Preferred Shares held in the form of a Preferred Share Certificate to the Company unless (A) the full or remaining number of Preferred Shares represented by the applicable Preferred Share Certificate are being converted (in which event such certificate(s) shall be delivered to the Company as contemplated by this Section 4(c)(iii)) or (B) such Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Preferred Shares upon physical surrender of the applicable Preferred Share Certificate. Each Holder and the Company shall maintain records showing the Stated Value and Dividends converted and/or paid (as the case may be), and Late Charges converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) or shall use such other method, reasonably satisfactory to such Holder and the Company, so as not to require physical surrender of a Preferred Share Certificate upon conversion. If the Company does not update the Register to record such Stated Value and Dividends converted and/or paid (as the case may be), and Late Charges converted and/or paid (as the case may be)  and the dates of such conversions and/or payments (as the case may be) within two (2) Business Days of such occurrence, then the Register shall be automatically deemed updated to reflect such occurrence. In the event of any dispute or discrepancy, such records of such Holder establishing the number of Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. A Holder and any transferee or assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Preferred Shares, the number of Preferred Shares represented by such certificate may be less than the number of Preferred Shares stated on the face thereof. Each Preferred Share Certificate shall bear the following legend:

ANY TRANSFEREE OR ASSIGNEE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE CORPORATION’S CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES F PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 4(c)(iii) THEREOF. THE NUMBER OF SHARES OF SERIES F PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SHARES OF SERIES F PREFERRED STOCK STATED ON THE FACE HEREOF PURSUANT TO SECTION 4(c)(iii) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES F PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE.

(iv) Pro Rata Conversion; Disputes. In the event that the Company receives a Conversion Notice from more than one Holder for the same Conversion Date and the Company can convert some, but not all, of such Preferred Shares submitted for conversion, the Company shall convert from each Holder electing to have Preferred Shares converted on such date a pro rata amount of such Holder’s Preferred Shares submitted for conversion on such date based on the number of Preferred Shares submitted for conversion on such date by such Holder relative to the aggregate number of Preferred Shares submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to a Holder in connection with a conversion of Preferred Shares, the Company shall issue to such Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 23.

(d) Limitation on Beneficial Ownership.

(i) Beneficial Ownership. The Company shall not effect the conversion of any of the Preferred Shares held by a Holder, and such Holder shall not have the right to convert any of the Preferred Shares held by such Holder pursuant to the terms and conditions of this Certificate of Designations and any such conversion shall be null and void and treated as if never made, to the extent that after giving effect to such conversion, such Holder together with the other Attribution Parties collectively would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder and the other Attribution Parties shall include the number of shares of Common Stock held by such Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon conversion of the Preferred Shares with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted Preferred Shares beneficially owned by such Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any convertible notes, convertible preferred stock or warrants, including the Preferred Shares, the Preferred Warrants and the Common Warrants) beneficially owned by such Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 4(d)(i). For purposes of this Section 4(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act. For purposes of determining the number of outstanding shares of Common Stock a Holder may acquire upon the conversion of such Preferred Shares without exceeding the Maximum Percentage, such Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives a Conversion Notice from a Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall notify such Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Conversion Notice would otherwise cause such Holder’s beneficial ownership, as determined pursuant to this Section 4(d)(i), to exceed the Maximum Percentage, such Holder must notify the Company of a reduced number of shares of Common Stock to be purchased pursuant to such Conversion Notice. For any reason at any time, upon the written or oral request of any Holder, the Company shall within one (1) Business Day confirm orally and in writing or by electronic mail to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including such Preferred Shares, by such Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to a Holder upon conversion of such Preferred Shares results in such Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so issued by which such Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and such Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Company, any Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage of such Holder to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to such Holder and the other Attribution Parties and not to any other Holder that is not an Attribution Party of such Holder. For purposes of clarity, the shares of Common Stock issuable to a Holder pursuant to the terms of this Certificate of Designations in excess of the Maximum Percentage shall not be deemed to be beneficially owned by such Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to convert such Preferred Shares pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(d)(i) to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 4(d)(i) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of such Preferred Shares.

(ii) Principal Market Regulation. The Company shall not issue any shares of Common Stock upon conversion of any Preferred Shares or otherwise pursuant to the terms of this Certificate of Designations if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue upon conversion of the Preferred Shares without breaching the Company’s obligations under the rules and regulations the listing rules of the Principal Market (the number of shares which may be issued without violating such rules and regulations, including rules related to the aggregate offerings under NASDAQ Listing Rule 5635(d), the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its shareholders as required by the applicable rules and regulations of the Principal Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Required Holders. Until such approval or such written opinion is obtained, no Holder shall be issued in the aggregate, upon conversion of any Preferred Shares in an amount greater than the product of (i) the Exchange Cap as of the Initial Issuance Date multiplied by (ii) the quotient of (1) the aggregate number of Preferred Shares issued to such Holder on the Initial Issuance Date divided by (2) the aggregate number of Preferred Shares issued to the Holders on the Initial Issuance Date (with respect to each Holder, the “Exchange Cap Allocation”). In the event that any Holder shall sell or otherwise transfer any of such Holder’s Preferred Shares, the transferee shall be allocated a pro rata portion of such Holder’s Exchange Cap Allocation with respect to such portion of such Preferred Shares so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation so allocated to such transferee. Upon conversion in full of a holder’s Preferred Shares, the difference (if any) between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder upon such holder’s conversion in full of such Preferred Shares shall be allocated, to the respective Exchange Cap Allocations of the remaining holders of Preferred Shares on a pro rata basis in proportion to the shares of Common Stock underlying the Preferred Shares then held by each such holder of Preferred Shares. In the event that after the Stockholder Meeting Deadline (as defined in the Securities Purchase Agreement), the Stockholder Approval is not received and the Company is prohibited from issuing any shares of Common Stock pursuant to this Section 4(d)(ii)(the “Exchange Cap Shares”) to a Holder, the Dividend Rate shall be automatically increased to the Default Rate until the Stockholder Approval is obtained and the Company is no longer prohibited from issuing any Exchange Cap Shares, subject to compliance with the rules of Nasdaq Capital Market.

(e) Right of Alternate Conversion.

(i) General. Subject to Section 4(d), at any time, such Holder may, at such Holder’s option, by delivery of a Conversion Notice to the Company (the date of any such Conversion Notice, each an “Alternate Conversion Date”), convert all, or any number of Preferred Shares (such Conversion Amount of the Preferred Shares to be converted pursuant to this Section 4(e)(ii), each, an “Alternate Conversion Amount”) into shares of Common Stock at the Alternate Conversion Price (each an “Alternate Conversion”).

(ii) Mechanics of Alternate Conversion. On any Alternate Conversion Date, a Holder may voluntarily convert any Alternate Conversion Amount of Preferred Shares pursuant to Section 4(c) (with “Alternate Conversion Price” replacing “Conversion Price” for all purposes hereunder with respect to such Alternate Conversion) by designating in the Conversion Notice delivered pursuant to this Section 4(e) of this Certificate of Designations that such Holder is electing to use the Alternate Conversion Price for such conversion; provided that in the event of the Conversion Floor Price Condition, on the applicable Alternate Conversion Date the Company shall also deliver to the Holder the applicable Alternate Conversion Floor Amount. Notwithstanding anything to the contrary in this Section 4(e), but subject to Section 4(d), until the Company delivers shares of Common Stock representing the applicable Alternate Conversion Amount of Preferred Shares to such Holder, such Preferred Shares may be converted by such Holder into shares of Common Stock pursuant to Section 4(c) without regard to this Section 4(e).

5. Triggering Events.

(a) Triggering Event. Each of the following events shall constitute a “Triggering Event” and each of the events in clauses (x), (xi) and (xii) shall constitute a “Bankruptcy Triggering Event”:

(i) the failure of the applicable Registration Statement (as defined in the Registration Rights Agreement) to be filed with the SEC on or prior to the date that is five (5) days after the applicable Filing Deadline (as defined in the Registration Rights Agreement) or the failure of the applicable Registration Statement to be declared effective by the SEC on or prior to the date that is five (5) days after the applicable Effectiveness Deadline (as defined in the Registration Rights Agreement);

(ii) while the applicable Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the applicable Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or such Registration Statement (or the prospectus contained therein) is unavailable to any holder of Registrable Securities (as defined in the Registration Rights Agreement) for sale of all of such holder’s Registrable Securities in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of five (5) consecutive days or for more than an aggregate of ten (10) days in any 365-day period (excluding days during an Allowable Grace Period (as defined in the Registration Rights Agreement));

(iii) the suspension from trading or the failure of the Common Stock to be trading or listed (as applicable) on an Eligible Market for a period of five (5) consecutive Trading Days;

(iv) the Company’s (A) failure to cure a Conversion Failure (as defined herein) or a Delivery Failure (as defined in the Common Warrants) by delivery of the required number of shares of Common Stock within five (5) Trading Days after the applicable Conversion Date or exercise date (as the case may be) or (B) notice, written or oral, to any holder of Preferred Shares, Preferred Warrants or Common Warrants, including, without limitation, by way of public announcement or through any of its agents, at any time, of its intention not to comply, as required, with a request for exercise of any Common Warrants for Warrant Common Shares in accordance with the provisions of the Common Warrants or a request for conversion of any Preferred Shares into shares of Common Stock that is requested in accordance with the provisions of this Certificate of Designations, other than pursuant to Section 4(d) hereof or a request for conversion of any Preferred Warrants into Preferred Shares that is requested in accordance with the provisions of this Certificate of Designations;

(v) except to the extent the Company is in compliance with Section 10(b) below, at any time following the tenth (10th) consecutive day that a Holder’s Authorized Share Allocation (as defined in Section 10(a) below) is less than the sum of (A) 200% of the number of shares of Common Stock that such Holder would be entitled to receive upon a conversion, in full, of all of the Preferred Shares then held by such Holder at the Alternate Conversion Price then in effect (without regard to any limitations on conversion set forth in this Certificate of Designations) (B) 100% of the number of Preferred Shares that such Holder would be entitled to receive upon exercise, in full, of all of such Holder’s Preferred Warrants and (C) 150% of the number of shares of Common Stock that such Holder would then be entitled to receive upon exercise in full of all of such Holder’s Common Warrants (without regard to any limitations on exercise set forth in the Common Warrants);

(vi) the Company’s failure to pay or capitalize any Dividend on any Dividend Date (whether or not declared by the Board);

(vii) the Company’s failure to pay any amount when and as due under this Certificate of Designations (including, without limitation, the Company’s failure to pay any amounts hereunder), the Securities Purchase Agreement or any other Transaction Document or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby (in each case, whether or not permitted pursuant to the NRS), solely to the extent such failure remains uncured for a period of at least five (5) Trading Days;

(viii) the Company fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the applicable Holder upon conversion or exercise (as the case may be) of any Securities (as defined in the Securities Purchase Agreement) acquired by such Holder under the Securities Purchase Agreement as and when required by such Securities or the Securities Purchase Agreement, unless otherwise then prohibited by applicable federal securities laws, and any such failure remains uncured for at least five (5) days;

(ix) the occurrence of any default under, redemption of or acceleration prior to maturity of at least an aggregate of $250,000 of Indebtedness (as defined in the Securities Purchase Agreement) of the Company or any of its Subsidiaries;

(x) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Company or any Subsidiary and, if instituted against the Company or any Subsidiary by a third party, shall not be dismissed within thirty (30) days of their initiation;

(xi) the commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company or any Subsidiary in furtherance of any such action or the taking of any action by any Person to commence a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law;

(xii) the entry by a court of (i) a decree, order, judgment or other similar document in respect of the Company or any Subsidiary of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (ii) a decree, order, judgment or other similar document adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable federal, state or foreign law or (iii) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of thirty (30) consecutive days;

(xiii) a final judgment or judgments for the payment of money aggregating in excess of $250,000 are rendered against the Company and/or any of its Subsidiaries and which judgments are not, within thirty (30) days after the entry thereof, bonded, discharged, settled or stayed pending appeal, or are not discharged within thirty (30) days after the expiration of such stay; provided, however, any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $250,000 amount set forth above so long as the Company provides each Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to each Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company or such Subsidiary (as the case may be) will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;

(xiv) the Company and/or any Subsidiary, individually or in the aggregate, either (i) fails to pay, when due, or within any applicable grace period, any payment with respect to any Indebtedness in excess of $250,000 due to any third party (other than, with respect to unsecured Indebtedness only, payments contested by the Company and/or such Subsidiary (as the case may be) in good faith by proper proceedings and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP) or is otherwise in breach or violation of any agreement for monies owed or owing in an amount in excess of $250,000, which breach or violation permits the other party thereto to declare a default or otherwise accelerate amounts due thereunder, or (ii) suffer to exist any other circumstance or event that would, with or without the passage of time or the giving of notice, result in a default or event of default under any agreement binding the Company or any Subsidiary, which default or event of default would or is likely to have a material adverse effect on the business, assets, operations (including results thereof), liabilities, properties, condition (including financial condition) or prospects of the Company or any of its Subsidiaries, individually or in the aggregate;

(xv) other than as specifically set forth in another clause of this Section 5(a), the Company or any Subsidiary breaches any representation or warranty in any material respect (other than the representations or warranties subject to material adverse effect on materiality limitation, which may not be breached in any respect) or any covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of five (5) consecutive Trading Days;

(xvi) a false or inaccurate certification (including a false or inaccurate deemed certification) by the Company as to whether any Triggering Event has occurred;

(xvii) if Peter Holst is not the chief executive officer of the Company other than because of his death and a qualified replacement, reasonably acceptable to the Required Holders, in their sole discretion, is not appointed within thirty (30) Business Days;

(xviii) any breach or failure in any respect by the Company or any Subsidiary to comply with any provision of Section 13(k) of this Certificate of Designations;

(xix) any Material Adverse Effect (as defined in the Securities Purchase Agreement) occurs; or

(xx) any provision of any Transaction Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof shall be contested, directly or indirectly, by the Company or any Subsidiary, or a proceeding shall be commenced by the Company or any Subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof or the Company or any of its Subsidiaries shall deny in writing that it has any liability or obligation purported to be created under one or more Transaction Documents.

(b) Notice of a Triggering Event. Upon the occurrence of a Triggering Event with respect to the Preferred Shares, the Company shall within one (1) Business Day deliver written notice thereof via electronic mail and overnight courier (with next day delivery specified) (a “Triggering Event Notice”) to each Holder. At any time after the earlier of a Holder’s receipt of a Triggering Event Notice and such Holder becoming aware of a Triggering Event (such earlier date, the “Triggering Event Right Commencement Date”) and ending (such ending date, the “Triggering Event Right Expiration Date”, and each such period, an “Triggering Event Right Period”) on the sixtieth (60th) Trading Day after the later of (x) the date such Triggering Event is cured and (y) such Holder’s receipt of a Triggering Event Notice, the Company shall provide each Holder with (I) a reasonable description of the applicable Triggering Event, (II) a certification as to whether, in the opinion of the Company, such Triggering Event is capable of being cured and, if applicable, a reasonable description of any existing plans of the Company to cure such Triggering Event and (III) a certification as to the date the Triggering Event occurred and, if cured on or prior to the date of such Triggering Event Notice, the applicable Triggering Event Right Expiration Date.

6. Rights Upon Fundamental Transactions.

(a) Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Certificate of Designations and the other Transaction Documents in accordance with the provisions of this Section 6(a) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Preferred Shares in exchange for such Preferred Shares a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Certificate of Designations, including, without limitation, having a stated value and dividend rate equal to the stated value and dividend rate of the Preferred Shares held by the Holders and having similar ranking to the Preferred Shares, and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose shares of common stock are quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designations and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Certificate of Designations and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein and therein. In addition to the foregoing, upon consummation of a Fundamental Transaction, the Successor Entity shall deliver to each Holder confirmation that there shall be issued upon conversion of the Preferred Shares at any time after the consummation of such Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 7 and 15, which shall continue to be receivable thereafter)) issuable upon the conversion of the Preferred Shares prior to such Fundamental Transaction, such shares of the publicly traded common stock (or their equivalent) of the Successor Entity (including its Parent Entity) which each Holder would have been entitled to receive upon the happening of such Fundamental Transaction had all the Preferred Shares held by each Holder been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of the Preferred Shares contained in this Certificate of Designations), as adjusted in accordance with the provisions of this Certificate of Designations. Notwithstanding the foregoing, such Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 6(a) to permit the Fundamental Transaction without the assumption of the Preferred Shares. The provisions of this Section 6 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of the Preferred Shares.

7. Rights Upon Issuance of Purchase Rights and Other Corporate Events.

(a) Purchase Rights. In addition to any adjustments pursuant to Section 8 and Section 15 below, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Purchase Rights”), then each Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of all the Preferred Shares (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares and assuming for such purpose that all the Preferred Shares were converted at the Alternate Conversion Price as of the applicable record date) held by such Holder immediately prior to the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights, provided, however, to the extent that such Holder’s right to participate in any such Purchase Right would result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such Purchase Right to such extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to such extent of any such excess) and such Purchase Right to such extent shall be held in abeyance (and, if such Purchase Right has an expiration date, maturity date or other similar provision, such term shall be extended by such number of days held in abeyance, if applicable) for the benefit of such Holder until such time or times, if ever, as its right thereto would not result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times such Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right held similarly in abeyance (and, if such Purchase Right has an expiration date, maturity date or other similar provision, such term shall be extended by such number of days held in abeyance, if applicable)) to the same extent as if there had been no such limitation.

(b) Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to ensure that each Holder will thereafter have the right, at such Holder’s option, to receive upon a conversion of all the Preferred Shares held by such Holder (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which such Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares set forth in this Certificate of Designations) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as such Holder would have been entitled to receive had the Preferred Shares held by such Holder initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant the preceding sentence shall be in a form and substance satisfactory to the Required Holders. The provisions of this Section 7 shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion of the Preferred Shares set forth in this Certificate of Designations.

8. Rights Upon Issuance of Other Securities.

(a) Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever on or after the Subscription Date the Company grants, issues or sells (or enters into any agreement to grant, issue or sell), or in accordance with this Section 8(a) is deemed to have granted, issued or sold, any shares of Common Stock (including the grant, issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities granted, issued or sold or deemed to have been granted, issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such grant, issuance or sale or deemed grant, issuance or sale (such Conversion Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then, immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price. For all purposes of the foregoing (including, without limitation, determining the adjusted Conversion Price and the New Issuance Price under this Section 8(a)), the following shall be applicable:

(i) Issuance of Options. If the Company in any manner grants, issues or sells (or enters into any agreement to grant, issue or sell) any Options and the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting, issuance or sale of such Option for such price per share. For purposes of this Section 8(a)(i), the “lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting, issuance or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable (or may become issuable assuming all possible market conditions) upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) with respect to any one share of Common Stock upon the granting, issuance or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof plus the value of any other consideration consisting of cash, debt forgiveness, assets or any other property received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or otherwise pursuant to the terms thereof or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii) Issuance of Convertible Securities. If the Company in any manner issues or sells (or enters in to any agreement to issue or sell) any Convertible Securities and the lowest price per share for which one share of Common Stock is at any time issuable (or may become issuable assuming all possible market conditions) upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For purposes of this Section 8(a)(ii), the “lowest price per share for which one share of Common Stock is at any time issuable (or may become issuable assuming all possible market conditions) upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security or otherwise pursuant to the terms thereof and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable (or may become issuable assuming all possible market conditions) upon conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) with respect to any one share of Common Stock upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable consisting of cash, debt forgiveness, assets or other property by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities or otherwise pursuant to the terms thereof, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price has been or is to be made pursuant to other provisions of this Section 8(a), except as contemplated below, no further adjustment of the Conversion Price shall be made by reason of such issuance or sale.

(iii) Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with an event referred to in Section 8(b) below), the Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate (as the case may be) at the time initially granted, issued or sold. For purposes of this Section 8(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Subscription Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 8(a) shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(iv) Calculation of Consideration Received. If any Option and/or Convertible Security and/or Adjustment Right is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (as determined by the Required Holders, the “Primary Security”, and such Option and/or Convertible Security and/or Adjustment Right, the “Secondary Securities”), together comprising one integrated transaction (or one or more transactions if such issuances or sales or deemed issuances or sales of securities of the Company either (A) have at least one investor or purchaser in common, (B) are consummated in reasonable proximity to each other and/or (C) are consummated under the same plan of financing), the consideration per share of Common Stock with respect to such Primary Security shall be deemed to be equal to the difference of (x) the lowest price per share for which one share of Common Stock was issued (or was deemed to be issued pursuant to Section 8(a)(i) or 8(a)(ii) above, as applicable) in such integrated transaction solely with respect to such Primary Security, minus (y) with respect to such Secondary Securities, the sum of (A) the Black Scholes Consideration Value of each such Option, if any, (B) the fair market value or the Black Scholes Consideration Value, as applicable, of such Adjustment Right, if any, and (C) the fair market value of such Convertible Security, if any, in each case, as determined on a per share basis in accordance with this Section 8(a)(iv). If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be deemed to be the net amount of consideration received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value), will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the VWAPs of such security for each of the five (5) Trading Days immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value), will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(v) Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

(b) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision of Section 6 or Section 8(a), if the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision of Section 6 or Section 8(a), if the Company at any time on or after the Subscription Date combines (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 8(b) shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 8(b) occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

(c) Holder’s Right of Adjusted Conversion Price. In addition to and not in limitation of the other provisions of this Section 8(c), if the Company in any manner issues or sells or enters into (whether initially or pursuant to any subsequent amendment thereof) any agreement to issue or sell, any Common Stock, Options or Convertible Securities (any such securities, “Variable Price Securities”) after the Subscription Date that are issuable pursuant to such agreement or convertible into or exchangeable or exercisable for shares of Common Stock at a price which varies or may vary with the market price of the shares of Common Stock, including by way of one or more reset(s) to a fixed price, but exclusive of such formulations reflecting customary anti-dilution provisions (such as share splits, share combinations, share dividends and similar transactions) (each of the formulations for such variable price being herein referred to as, the “Variable Price”), the Company shall provide written notice thereof via electronic mail and overnight courier to each Holder on the date of such agreement and/or the issuance of such shares of Common Stock, Convertible Securities or Options, as applicable. From and after the date the Company enters into such agreement or issues any such Variable Price Securities, each Holder shall have the right, but not the obligation, in its sole discretion to substitute the Variable Price for the Conversion Price upon conversion of the Preferred Shares by designating in the Conversion Notice delivered upon any conversion of Preferred Shares that solely for purposes of such conversion such Holder is relying on the Variable Price rather than the Conversion Price then in effect. A Holder’s election to rely on a Variable Price for a particular conversion of Preferred Shares shall not obligate such Holder to rely on a Variable Price for any future conversions of Preferred Shares.

(d) Stock Combination Event Adjustments. If at any time and from time to time on or after the Subscription Date there occurs any stock split, stock dividend, stock combination recapitalization or other similar transaction involving the Common Stock (each, a “Stock Combination Event”, and such date thereof, the “Stock Combination Event Date”) and the Event Market Price is less than the Conversion Price then in effect (after giving effect to the adjustment in Section 8(b) above), then on the sixteenth (16th) Trading Day immediately following such Stock Combination Event Date, the Conversion Price then in effect on such sixteenth (16th) Trading Day (after giving effect to the adjustment in Section 8(b) above) shall be reduced (but in no event increased) to the Event Market Price. For the avoidance of doubt, if the adjustment in the immediately preceding sentence would otherwise result in an increase in the Conversion Price hereunder, no adjustment shall be made.

(e) Other Events. In the event that the Company (or any Subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect any Holder from dilution (other than with respect to Excluded Securities) or if any event occurs of the type contemplated by the provisions of this Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board shall in good faith determine and implement an appropriate adjustment in the Conversion Price so as to protect the rights of such Holder, provided that no such adjustment pursuant to this Section 8(e) will increase the Conversion Price as otherwise determined pursuant to this Section 8, provided further that if such Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Board and such Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding absent manifest error and whose fees and expenses shall be borne by the Company.

(f) Calculations. All calculations under this Section 8 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(g) Voluntary Adjustment by Company. Subject to the rules and regulations of the Principal Market, the Company may at any time any Preferred Shares remain outstanding, with the prior written consent of the Required Holders, reduce the then current Conversion Price to any amount and for any period of time deemed appropriate by the Board.

9. Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws (as defined in the Securities Purchase Agreement) or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Certificate of Designations, and will at all times in good faith carry out all the provisions of this Certificate of Designations and take all action as may be required to protect the rights of the Holders hereunder. Without limiting the generality of the foregoing or any other provision of this Certificate of Designations or the other Transaction Documents, the Company (a) shall not increase the par value of any shares of Common Stock receivable upon the conversion of any Preferred Shares above the Conversion Price then in effect, (b) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of Preferred Shares and (c) shall, so long as any Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the conversion of the Preferred Shares then outstanding (without regard to any limitations on conversion contained herein). Notwithstanding anything herein to the contrary, if after the sixty (60) calendar day anniversary of the Initial Issuance Date, each Holder is not permitted to convert such Holder’s Preferred Shares in full for any reason (other than pursuant to restrictions set forth in Section 4(d)(i) hereof), the Company shall use its reasonable best efforts to promptly remedy such failure, including, without limitation, obtaining such consents or approvals as necessary to effect such conversion into shares of Common Stock.

10. Authorized Shares.

(a) Reservation. So long as any Preferred Shares remain outstanding, the Company shall at all times reserve at least 200% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion, including without limitation, Alternate Conversions of all of the Preferred Shares then outstanding (without regard to any limitations on conversions) (the “Required Reserve Amount”). The Required Reserve Amount (including, without limitation, each increase in the number of shares so reserved) shall be allocated pro rata among the Holders based on the number of the Preferred Shares held by each Holder on the Initial Issuance Date or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event that a Holder shall sell or otherwise transfer any of such Holder’s Preferred Shares, each transferee shall be allocated a pro rata portion of such Holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Preferred Shares shall be allocated to the remaining Holders of Preferred Shares, pro rata based on the number of the Preferred Shares then held by the Holders.

(b) Insufficient Authorized Shares. If, notwithstanding Section 10(a) and not in limitation thereof, at any time while any of the Preferred Shares remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Preferred Shares at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Preferred Shares then outstanding (or deemed outstanding pursuant to Section 10(a) above). Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its shareholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each shareholder with a proxy statement and shall use its reasonable best efforts to solicit its shareholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the shareholders that they approve such proposal. Notwithstanding the foregoing, if any such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding shares of Common Stock to approve the increase in the number of authorized shares of Common Stock, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C. After the Stockholder Meeting Deadline (as defined in the Securities Purchase Agreement), in the event that the Company is prohibited from issuing shares of Common Stock to a Holder upon any conversion due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorized Failure Shares”), the Dividend Rate shall automatically increase to the Default Rate until such time as the Company cures the Authorized Share Failure, subject to compliance with the rules of Nasdaq Capital Market. Nothing contained in Section 10(a) or this Section 10(b) shall limit any obligations of the Company under any provision of the Securities Purchase Agreement.

11. Reserved.

12. Voting Rights. Holders of Preferred Shares shall have no voting rights, except as required by law (including without limitation, the NRS) and as expressly provided in this Certificate of Designations. To the extent that under the NRS the vote of the holders of the Preferred Shares, voting separately as a class or series, as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of the Required Holders of the shares of the Preferred Shares, voting together in the aggregate and not in separate series unless required under the NRS, represented at a duly held meeting at which a quorum is presented or by written consent of the Required Holders (except as otherwise may be required under the NRS), voting together in the aggregate and not in separate series unless required under the NRS, shall constitute the approval of such action by both the class or the series, as applicable. Subject to Section 4(d)(i), to the extent that under the NRS holders of the Preferred Shares are entitled to vote on a matter with holders of shares of Common Stock, voting together as one class, each Preferred Share shall entitle the holder thereof to cast that number of votes per share as is equal to the number of shares of Common Stock into which it is then convertible (subject to the ownership limitations specified in Section 4(d)(i) hereof) using the record date for determining the shareholders of the Company eligible to vote on such matters as the date as of which the Conversion Price is calculated. Holders of the Preferred Shares shall be entitled to written notice of all shareholder meetings or written consents (and copies of proxy materials and other information sent to shareholders) with respect to which they would be entitled to vote, which notice would be provided pursuant to the Company’s bylaws and the NRS. Notwithstanding the foregoing, until receipt of the Stockholder Approval, that solely with respect to the rights of the Holders of the Preferred Shares to vote Preferred Shares on an as converted to common stock basis as set forth in this Section 12, any adjustment to the Conversion Price hereunder shall not cause the Conversion Price for such voting purposes to be less than Minimum Price, as defined by the Principal Market, as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction.

13. Covenants. For so long as any Preferred Shares are outstanding, without the prior written consent of the Required Holders:

(a) Incurrence of Indebtedness. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness (other than Permitted Indebtedness).

(b) Existence of Liens. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries (collectively, “Liens”) other than Permitted Liens.

(c) Restricted Payments. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Indebtedness (other than any amounts payable pursuant to this Certificate of Designations) whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, (i) an event constituting a Triggering Event has occurred and is continuing or (ii) an event that with the passage of time and without being cured would constitute a Triggering Event has occurred and is continuing.

(d) Restriction on Redemption and Cash Dividends. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on any of its capital stock (other than as required by the Certificate of Designations).

(e) Restriction on Transfer of Assets. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, sell, lease, license, assign, transfer, spin-off, split-off, close, convey or otherwise dispose of any assets or rights of the Company or any Subsidiary owned or hereafter acquired whether in a single transaction or a series of related transactions, other than (i) sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights by the Company and its Subsidiaries in the ordinary course of business consistent with its past practice and (ii) sales of inventory and product in the ordinary course of business.

(f) Maturity of Indebtedness. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, permit any Indebtedness of the Company or any of its Subsidiaries to mature or accelerate prior to the third anniversary of the Initial Issuance Date.

(g) Preservation of Existence, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

(h) Maintenance of Properties, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

(i) Maintenance of Insurance. The Company shall maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

(j) Transactions with Affiliates. Other than the transactions described on Schedule 13(j) attached hereto, the Company shall not, nor shall it permit any of its Subsidiaries to, enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any affiliate, except transactions in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would reasonably be expected to be obtainable in a comparable arm’s length transaction with a Person that is not an affiliate thereof.

(k) Restricted Issuances. The Company shall not, directly or indirectly, without the prior written consent of the Required Holders, (i) issue any Preferred Shares (other than as contemplated by the Securities Purchase Agreement and this Certificate of Designations) or (ii) issue any other securities that would cause a breach or default under this Certificate of Designations, the Preferred Warrants or the Common Warrants.

(l) Independent Investigation. At the request of any Holder either (x) at any time when a Triggering Event has occurred and is continuing, (y) upon the occurrence of an event that with the passage of time or giving of notice would constitute a Triggering Event or (z) at any time such Holder reasonably believes a Triggering Event may have occurred or be continuing, the Company shall hire an independent, reputable investment bank selected by the Company and approved by such Holder to investigate as to whether any breach of the Certificate of Designations has occurred (the “Independent Investigator”). If the Independent Investigator determines that such breach of the Certificate of Designations has occurred, the Independent Investigator shall notify the Company of such breach and the Company shall deliver written notice to each Holder of such breach. In connection with such investigation, the Independent Investigator may, during normal business hours, inspect all contracts, books, records, personnel, offices and other facilities and properties of the Company and its Subsidiaries and, to the extent available to the Company after the Company uses reasonable efforts to obtain them, the records of its legal advisors and accountants (including the accountants’ work papers) and any books of account, records, reports and other papers not contractually required of the Company to be confidential or secret, or subject to attorney-client or other evidentiary privilege, and the Independent Investigator may make such copies and inspections thereof as the Independent Investigator may reasonably request. The Company shall furnish the Independent Investigator with such financial and operating data and other information with respect to the business and properties of the Company as the Independent Investigator may reasonably request. The Company shall permit the Independent Investigator to discuss the affairs, finances and accounts of the Company with, and to make proposals and furnish advice with respect thereto to, the Company’s officers, directors, key employees and independent public accountants or any of them (and by this provision the Company authorizes said accountants to discuss with such Independent Investigator the finances and affairs of the Company and any Subsidiaries), all at such reasonable times, upon reasonable notice, and as often as may be reasonably requested.

14. Liquidation, Dissolution, Winding-Up. In the event of a Liquidation Event, the Holders shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its shareholders (the “Liquidation Funds”), before any amount shall be paid to the holders of any of shares of Junior Stock, but pari passu with any Parity Stock then outstanding, an amount per Preferred Share equal to the greater of (A) 125% of the Conversion Amount of such Preferred Share on the date of such payment and (B) the amount per share such Holder would receive if such Holder converted such Preferred Share into Common Stock immediately prior to the date of such payment, provided that if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of Parity Stock, then each Holder and each holder of Parity Stock shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder and such holder of Parity Stock as a liquidation preference, in accordance with their respective certificate of designations (or equivalent), as a percentage of the full amount of Liquidation Funds payable to all holders of Preferred Shares and all holders of shares of Parity Stock. To the extent necessary, the Company shall cause such actions to be taken by each of its Subsidiaries so as to enable, to the maximum extent permitted by law, the proceeds of a Liquidation Event to be distributed to the Holders in accordance with this Section 14. All the preferential amounts to be paid to the Holders under this Section 14 shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any Liquidation Funds of the Company to the holders of shares of Junior Stock in connection with a Liquidation Event as to which this Section 14 applies.

15. Distribution of Assets. In addition to any adjustments pursuant to Section 7(a) and Section 8, if the Company shall declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (the “Distributions”), then each Holder, as holders of Preferred Shares, will be entitled to such Distributions as if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Preferred Shares (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares and assuming for such purpose that the Preferred Share was converted at the Alternate Conversion Price as of the applicable record date) immediately prior to the date on which a record is taken for such Distribution or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for such Distributions (provided, however, that to the extent that such Holder’s right to participate in any such Distribution would result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such Distribution to such extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to such extent of any such excess) and the portion of such Distribution shall be held in abeyance for the benefit of such Holder until such time or times as its right thereto would not result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times, if any, such Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).

16. Vote to Change the Terms of or Issue Preferred Shares. In addition to any other rights provided by law, except where the vote or written consent of the holders of a greater number of shares is required by law or by another provision of the Certificate of Incorporation, without first obtaining the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders, voting together as a single class, the Company shall not: (a) amend or repeal any provision of, or add any provision to, its Certificate of Incorporation or bylaws, or file any certificate of designations or articles of amendment of any series of shares of preferred stock, if such action would adversely alter or change in any respect the preferences, rights, privileges or powers, or restrictions provided for the benefit of the Preferred Shares hereunder, regardless of whether any such action shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise; (b) increase or decrease (other than by conversion) the authorized number of Preferred Shares; (c) without limiting any provision of Section 2, create or authorize (by reclassification or otherwise) any new class or series of Senior Preferred Stock or Parity Stock; (d) purchase, repurchase or redeem any shares of Junior Stock (other than pursuant to the terms of the Company’s equity incentive plans and options and other equity awards granted under such plans (that have in good faith been approved by the Board)); (e) without limiting any provision of Section 2, pay dividends or make any other distribution on any shares of any Junior Stock; (f) issue any Preferred Shares other than as contemplated hereby or pursuant to the Securities Purchase Agreement or the Preferred Warrants; or (g) without limiting any provision of Section 9, whether or not prohibited by the terms of the Preferred Shares, circumvent a right of the Preferred Shares hereunder.

17. Transfer of Preferred Shares. A Holder may transfer some or all of its Preferred Shares without the consent of the Company, but any such transfer shall be in compliance with all applicable securities laws.

18. Reissuance of Preferred Share Certificates and Book Entries.

(a) Transfer. If any Preferred Shares are to be transferred, the applicable Holder shall provide written notice of such transfer to the Company and surrender the applicable Preferred Share Certificate to the Company (or, if the Preferred Shares are held in Book-Entry form, a written instruction letter to the Company), whereupon the Company will forthwith issue and deliver upon the order of such Holder a new Preferred Share Certificate (in accordance with Section 18(d)) (or evidence of the transfer of such Book-Entry), registered as such Holder may request, representing the outstanding number of Preferred Shares being transferred by such Holder and, if less than the entire outstanding number of Preferred Shares is being transferred, a new Preferred Share Certificate (in accordance with Section 18(d)) to such Holder representing the outstanding number of Preferred Shares not being transferred (or evidence of such remaining Preferred Shares in a Book-Entry for such Holder). Such Holder and any assignee, by acceptance of the Preferred Share Certificate or evidence of Book-Entry issuance, as applicable, acknowledge and agree that, by reason of the provisions of Section 4(c)(i) following conversion of any of the Preferred Shares, the outstanding number of Preferred Shares represented by the Preferred Shares may be less than the number of Preferred Shares stated on the face of the Preferred Shares.

(b) Lost, Stolen or Mutilated Preferred Share Certificate. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a Preferred Share Certificate (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the applicable Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of such Preferred Share Certificate, the Company shall execute and deliver to such Holder a new Preferred Share Certificate (in accordance with Section 18(d)) representing the applicable outstanding number of Preferred Shares.

(c) Preferred Share Certificate and Book-Entries Exchangeable for Different Denominations and Forms. Each Preferred Share Certificate is exchangeable, upon the surrender hereof by the applicable Holder at the principal office of the Company, for a new Preferred Share Certificate or Preferred Share Certificate(s) or new Book-Entry (in accordance with Section 18(d)) representing, in the aggregate, the outstanding number of the Preferred Shares in the original Preferred Share Certificate, and each such new Preferred Share Certificate and/or new Book-Entry, as applicable, will represent such portion of such outstanding number of Preferred Shares from the original Preferred Share Certificate as is designated in writing by such Holder at the time of such surrender. Each Book-Entry may be exchanged into one or more new Preferred Share Certificates or split by the applicable Holder by delivery of a written notice to the Company into two or more new Book-Entries (in accordance with Section 18(d)) representing, in the aggregate, the outstanding number of the Preferred Shares in the original Book-Entry, and each such new Book-Entry and/or new Preferred Share Certificate, as applicable, will represent such portion of such outstanding number of Preferred Shares from the original Book-Entry as is designated in writing by such Holder at the time of such surrender.

(d) Issuance of New Preferred Share Certificate or Book-Entry. Whenever the Company is required to issue a new Preferred Share Certificate or a new Book-Entry pursuant to the terms of this Certificate of Designations, such new Preferred Share Certificate or new Book-Entry (i) shall represent, as indicated on the face of such Preferred Share Certificate or in such Book-Entry, as applicable, the number of Preferred Shares remaining outstanding (or in the case of a new Preferred Share Certificate or new Book-Entry being issued pursuant to Section 18(a) or Section 18(c), the number of Preferred Shares designated by such Holder) which, when added to the number of Preferred Shares represented by the other new Preferred Share Certificates or other new Book-Entry, as applicable, issued in connection with such issuance, does not exceed the number of Preferred Shares remaining outstanding under the original Preferred Share Certificate or original Book-Entry, as applicable, immediately prior to such issuance of new Preferred Share Certificate or new Book-Entry, as applicable, and (ii) shall have an issuance date, as indicated on the face of such new Preferred Share Certificate or in such new Book-Entry, as applicable, which is the same as the issuance date of the original Preferred Share Certificate or in such original Book-Entry, as applicable.

19. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations and any of the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit any Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Certificate of Designations. The Company covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by a Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). No failure on the part of a Holder to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by such Holder of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. In addition, the exercise of any right or remedy of any Holder at law or equity or under Preferred Shares or any of the documents shall not be deemed to be an election of such Holder’s rights or remedies under such documents or at law or equity. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The Company shall provide all information and documentation to a Holder that is requested by such Holder to enable such Holder to confirm the Company’s compliance with the terms and conditions of this Certificate of Designations.

20. Payment of Collection, Enforcement and Other Costs. If (a) any Preferred Shares are placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or a Holder otherwise takes action to collect amounts due under this Certificate of Designations with respect to the Preferred Shares or to enforce the provisions of this Certificate of Designations or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Certificate of Designations, then the Company shall pay the costs incurred by such Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements. The Company expressly acknowledges and agrees that no amounts due under this Certificate of Designations with respect to any Preferred Shares shall be affected, or limited, by the fact that the purchase price paid for each Preferred Share was less than the original Stated Value thereof.

21. Construction; Headings. This Certificate of Designations shall be deemed to be jointly drafted by the Company and the Holders and shall not be construed against any such Person as the drafter hereof. The headings of this Certificate of Designations are for convenience of reference and shall not form part of, or affect the interpretation of, this Certificate of Designations. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Certificate of Designations instead of just the provision in which they are found. Unless expressly indicated otherwise, all section references are to sections of this Certificate of Designations. Terms used in this Certificate of Designations and not otherwise defined herein, but defined in the other Transaction Documents, shall have the meanings ascribed to such terms on the Initial Issuance Date in such other Transaction Documents unless otherwise consented to in writing by the Required Holders.

22. Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. This Certificate of Designations shall be deemed to be jointly drafted by the Company and all Holders and shall not be construed against any Person as the drafter hereof. Notwithstanding the foregoing, nothing contained in this Section 22 shall permit any waiver of any provision of Section 4(d).

23. Dispute Resolution.

(a) Submission to Dispute Resolution.

(i) In the case of a dispute relating to a Closing Bid Price, a Closing Sale Price, a Conversion Price, a Black Scholes Consideration Value, an Alternate Conversion Price, an Alternate Conversion Floor Amount, a VWAP or a fair market value or the arithmetic calculation of a Conversion Rate (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or the applicable Holder (as the case may be) shall submit the dispute to the other party via electronic mail (A) if by the Company, within two (2) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by such Holder at any time after such Holder learned of the circumstances giving rise to such dispute. If such Holder and the Company are unable to promptly resolve such dispute relating to such Closing Bid Price, such Closing Sale Price, such Conversion Price, such Black Scholes Consideration Value, such Alternate Conversion Price, such Alternate Conversion Floor Amount, such VWAP or such fair market value, or the arithmetic calculation of such Conversion Rate, at any time after the second (2nd) Business Day following such initial notice by the Company or such Holder (as the case may be) of such dispute to the Company or such Holder (as the case may be), then such Holder may, at its sole option, select an independent, reputable investment bank to resolve such dispute.

(ii) Such Holder and the Company shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 23 and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either such Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and such Holder or otherwise requested by such investment bank, neither the Company nor such Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

(iii) The Company and such Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and such Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Company, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

(b) Miscellaneous. The Company expressly acknowledges and agrees that (i) this Section 23 constitutes an agreement to arbitrate between the Company and each Holder (and constitutes an arbitration agreement) under § 7501, et seq. of the New York Civil Practice Law and Rules (“CPLR”) and that the Company or any Holder is authorized to apply for an order to compel arbitration pursuant to CPLR § 7503(a) in order to compel compliance with this Section 23, (ii) a dispute relating to a Conversion Price includes, without limitation, disputes as to (A) whether an issuance or sale or deemed issuance or sale of Common Stock occurred under Section 8(a), (B) the consideration per share at which an issuance or deemed issuance of Common Stock occurred, (C) whether any issuance or sale or deemed issuance or sale of Common Stock was an issuance or sale or deemed issuance or sale of Excluded Securities, (D) whether an agreement, instrument, security or the like constitutes and Option or Convertible Security and (E) whether a Dilutive Issuance occurred, (iii) the terms of this Certificate of Designations and each other applicable Transaction Document shall serve as the basis for the selected investment bank’s resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Certificate of Designations and any other applicable Transaction Documents, (iv) the applicable Holder (and only such Holder with respect to disputes solely relating to such Holder) or the Company, in its sole discretion, shall have the right to submit any dispute described in this Section 23 to any state or federal court sitting in The City of New York, Borough of Manhattan in lieu of utilizing the procedures set forth in this Section 23 and (v) nothing in this Section 23 shall limit such Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 23).

24. Notices; Currency; Payments.

(a) Notices. The Company shall provide each Holder of Preferred Shares with prompt written notice of all actions taken pursuant to the terms of this Certificate of Designations, including in reasonable detail a description of such action and the reason therefor. Whenever notice is required to be given under this Certificate of Designations, unless otherwise provided herein, such notice must be in writing and shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide each Holder with prompt written notice of all actions taken pursuant to this Certificate of Designations, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company shall give written notice to each Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.

(b) Currency. All dollar amounts referred to in this Certificate of Designations are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Certificate of Designations shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Certificate of Designations, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation (it being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time).

(c) Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Certificate of Designations, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by wire transfer of immediately available funds pursuant to wire transfer instructions that Holder shall provide to the Company in writing from time to time. Whenever any amount expressed to be due by the terms of this Certificate of Designations is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day. Any amount due under the Transaction Documents which is not paid when due (except to the extent such amount is simultaneously accruing Dividends as the Default Rate hereunder) shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of fifteen percent (15%) per annum from the date such amount was due until the same is paid in full (“Late Charge”).

25. Waiver of Notice. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Certificate of Designations and the Securities Purchase Agreement.

26. Governing Law. This Certificate of Designations shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Certificate of Designations shall be governed by, the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. Except as otherwise required by Section 23 above, the Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein (i) shall be deemed or operate to preclude any Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of such Holder or (ii) shall limit, or shall be deemed or construed to limit, any provision of Section 23 above. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS CERTIFICATE OF DESIGNATIONS OR ANY TRANSACTION CONTEMPLATED HEREBY.

27. Judgment Currency.

(a) If for the purpose of obtaining or enforcing judgment against the Company in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 27 referred to as the “Judgment Currency”) an amount due in U.S. dollars under this Certificate of Designations, the conversion shall be made at the Exchange Rate prevailing on the Trading Day immediately preceding:

(i) the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or

(ii) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 27(a)(ii) being hereinafter referred to as the “Judgment Conversion Date”).

(b) If in the case of any proceeding in the court of any jurisdiction referred to in Section 27(a)(ii) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of US dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(c) Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Certificate of Designations.

28. Severability. If any provision of this Certificate of Designations is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Certificate of Designations so long as this Certificate of Designations as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

29. Maximum Payments. Without limiting Section 9(d) of the Securities Purchase Agreement, nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the applicable Holder and thus refunded to the Company.

30. Shareholder Matters; Amendment.

(a) Shareholder Matters. Any shareholder action, approval or consent required, desired or otherwise sought by the Company pursuant to the NRS, the Certificate of Incorporation, this Certificate of Designations or otherwise with respect to the issuance of Preferred Shares may be effected by written consent of the Company’s shareholders or at a duly called meeting of the Company’s shareholders, all in accordance with the applicable rules and regulations of the NRS. This provision is intended to comply with the applicable sections of the NRS permitting shareholder action, approval and consent affected by written consent in lieu of a meeting.

(b) Amendment. Except for Section 4(d)(i), which may not be amended or waived hereunder, this Certificate of Designations or any provision hereof may be amended by obtaining the affirmative vote at a meeting duly called for such purpose, or written consent without a meeting in accordance with the NRS, of the Required Holders, voting separate as a single class, and with such other shareholder approval, if any, as may then be required pursuant to the NRS and the Certificate of Incorporation.

31. Certain Defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings:

(a) “1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(b) “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(c) “Additional Amount” means, as of the applicable date of determination, with respect to each Preferred Share, all declared and unpaid Dividends on such Preferred Share and any other unpaid amounts then due and payable hereunder with respect to such Preferred Share.

(d) “Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with Section 8(a)) of shares of Common Stock (other than rights of the type described in Section 7(a) hereof) that could result in a decrease in the net consideration received by the Company in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).

(e) “Affiliate” or “Affiliated” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(f) “Alternate Conversion Floor Amount” means an amount in cash, to be delivered by wire transfer of immediately available funds pursuant to wire instructions delivered to the Company by the Holder in writing, equal to the product obtained by multiplying (A) the greater of (I) the highest price that the Common Stock trades at on the Trading Day immediately preceding the relevant Alternate Conversion Date and (II) the applicable Alternate Conversion Price and (B) the difference obtained by subtracting (I) the number of shares of Common Stock delivered (or to be delivered) to the Holder on the applicable Share Delivery Deadline with respect to such Alternate Conversion from (II) the quotient obtain by dividing (x) the applicable Conversion Amount that the Holder has elected to be the subject of the applicable Alternate Conversion, by (y) the applicable Alternate Conversion Price without giving effect to clause (iii)(x) of such definition.

(g) “Alternate Conversion Price” means with respect to any Alternate Conversion that price which shall be the lower of (i) 80% of the applicable Conversion Price as in effect on the applicable Conversion Date of the applicable Alternate Conversion, (ii) 80% of the Closing Sale Price on the Trading Day immediately preceding the delivery or deemed delivery of the applicable Conversion Notice, and (iii) the greater of (x) the Floor Price and (y) the quotient of (I) the sum of the five (5) lowest Closing Bid Prices for Trading Days in the thirty (30) consecutive Trading Day period ending and including the Trading Day immediately preceding the delivery or deemed delivery of the applicable Conversion Notice, divided by (II) five (5) (such period, the “Alternate Conversion Measuring Period”). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such Alternate Conversion Measuring Period.  Until the receipt of Stockholder Approval on the Stockholder Approval Date (as defined in the Securities Purchase Agreement), in no event shall the Alternative Conversion Price be less than the “Minimum Price” as such term is defined in Nasdaq Listing Rule 5635(d) (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events).

(h) “Approved Stock Plan” means any employee benefit plan which has been approved by the Board prior to or subsequent to the Subscription Date pursuant to which shares of Common Stock and options to purchase Common Stock or other awards convertible, exercisable for or exchangeable for shares of Common Stock may be issued to any employee, officer, consultant or director for services provided to the Company in their capacity as such.

(i) “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Initial Issuance Date, directly or indirectly managed or advised by a Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of such Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with such Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company’s Common Stock would or could be aggregated with such Holder’s and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively such Holder and all other Attribution Parties to the Maximum Percentage.

(j) “Black Scholes Consideration Value” means the value of the applicable Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance thereof calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the public announcement of the execution of definitive documents with respect to the issuance of such Option, Convertible Security or Adjustment Right (as the case may be), (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of such Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be), (iii) a zero cost of borrow and (iv) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be).

(k) “Bloomberg” means Bloomberg, L.P.

(l) “Book-Entry” means each entry on the Register evidencing one or more Preferred Shares held by a Holder in lieu of a Preferred Share Certificate issuable hereunder.

(m) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(n) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holder. If the Company and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 23. All such determinations shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such period.

(o) “Closing Date” shall have the meaning set forth in the Securities Purchase Agreement, which date is the date the Company initially issued the Preferred Shares, the Preferred Warrants and the Common Warrants pursuant to the terms of the Securities Purchase Agreement.

(p) “Common Stock” means (i) the Company’s shares of common stock, $0.0001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(q) “Common Warrants” has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all warrants issued in exchange therefor or replacement thereof.

(r) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(s) “Conversion Floor Price Condition” means that the relevant Alternate Conversion Price or other conversion price determined pursuant to Section 11(a) hereof, as applicable, is being determined based on clause (iii)(x) of such definition or section, as applicable.

(t) “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(u) “Current Subsidiary” means any Person in which the Company on the Subscription Date, directly or indirectly, (i) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, “Current Subsidiaries”.

(v) “Dividend Date” means, with respect to any given calendar quarter, the first Trading Day of such calendar quarter, but with the first Dividend Date commencing on April 1, 2023.

(w) “Dividend Rate” means nine percent (9%) per annum, as may be adjusted from time to time in accordance with Section 3(b).

(x) “Eligible Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market or the Principal Market.

(y) “Event Market Price” means, with respect to any Stock Combination Event Date, the quotient determined by dividing (x) the sum of the VWAP of the Common Stock for each of the five (5) Trading Days with the lowest VWAP of the Common Stock during the fifteen (15) consecutive Trading Day period ending and including the Trading Day immediately preceding the sixteenth (16th) Trading Day after such Stock Combination Event Date, divided by (y) five (5).

(z) “Excluded Securities” means (i) shares of Common Stock or options to purchase Common Stock or other awards convertible, exercisable for or exchangeable for shares of Common Stock issued to directors, consultants, officers or employees of the Company for services rendered to the Company in their capacity as such pursuant to an Approved Stock Plan (as defined above), provided that (A) all such issuances (taking into account the shares of Common Stock issuable upon exercise of such options) after the Subscription Date pursuant to this clause (i) do not, in the aggregate, exceed more than 12% of the Common Stock issued and outstanding immediately prior to the Subscription Date and (B) the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects any of the Holders; (ii) Convertible Securities and/or shares of Common Stock issued upon the conversion or exercise of Convertible Securities (other than options to purchase Common Stock or other awards convertible, exercisable for or exchangeable for shares of Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the Subscription Date, provided that the conversion, exercise or issuance price of any such Convertible Securities (other than options to purchase Common Stock or other awards convertible, exercisable for or exchangeable for shares of Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered, none of such Convertible Securities (other than options to purchase Common Stock or other awards convertible, exercisable for or exchangeable for shares of Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than options to purchase Common Stock or other awards convertible, exercisable for or exchangeable for shares of Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially changed in any manner that adversely affects any of the Holders; (iii) the shares of Common Stock issuable upon conversion of the Preferred Shares or otherwise pursuant to the terms of this Certificate of Designations; provided, that the terms of this Certificate of Designations are not amended, modified or changed on or after the Subscription Date (other than antidilution adjustments pursuant to the terms thereof in effect as of the Subscription Date), (iv) the Warrant Preferred Shares issuable upon exercise of the Preferred Warrants; provided, that the terms of the Preferred Warrants are not amended, modified or changed on or after the Subscription Date (other than antidilution adjustments pursuant to the terms thereof in effect as of the Subscription Date), (v) the shares of Common Stock issuable upon exercise of the Common Warrants; provided, that the terms of the Common Warrants are not amended, modified or changed on or after the Subscription Date (other than antidilution adjustments pursuant to the terms thereof in effect as of the Subscription Date), (vi) shares of Common Stock and/or Convertible Securities either (x) issued to the Placement Agent in connection with the issuance of the Securities or (y) issued to the Placement Agent in connection with a Subsequent Placement; provided, that (I) such shares of Common Stock and/or Convertible Securities, as applicable, are issued as actual reasonable compensation for services rendered by the Placement Agent in connection therewith and (II) the applicable shares of Common Stock and/or Convertible Securities, as applicable, shall be subject to a lock-up agreement, in form and substance reasonably satisfactory to the Required Holders, restricting the resale of such shares of Common Stock and/or Convertible Securities, as applicable, for a period of at least 120 days after the date of issuance thereof; and (vii) shares of Common Stock and Common Stock issued upon the conversion or exercise of Convertible Securities or Options (other than options to purchase Common Stock or other awards convertible, exercisable for or exchangeable for shares of Common Stock issued pursuant to an Approved Stock Plan on or after the date of this Certificate of Designations that are covered by clause (i) above) issued or issuable pursuant to strategic alliances, strategic mergers and acquisitions, strategic partnerships, strategic license agreements and other similar transactions, provided that (I) the primary purpose of such issuance is not to raise capital, (II) the purchaser or acquirer of such shares of Common Stock, Options and/or Convertible Securities in such issuance solely consists of the actual participants in such strategic transaction or the shareholders, partners, members or Affiliates of the such participants, and (III) to the extent there are multiple participants in such transaction, the number or amount (as the case may be) of such shares of Common Stock, Options and/or Convertible Securities issued to such Person by the Company in such transaction shall not be disproportionate to such Person’s actual participation in such strategic transaction.

(aa) “Floor Price” means the lower of (x) $0.2982 (subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations or other similar events ) and (y) 20% of the “Minimum Price” (as defined in Rule 5635 of the Rule of the Nasdaq Stock Market) on the Stockholder Approval Date (as defined in the Securities Purchase Agreement) (subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations or other similar events) or, in any case, such lower amount as permitted, from time to time, by the Principal Market.

(bb) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the date of this Certificate of Designations calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other shareholders of the Company to surrender their shares of Common Stock without approval of the shareholders of the Company or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(cc) “GAAP” means United States generally accepted accounting principles, consistently applied.

(dd) “Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.

(ee) “Holder Pro Rata Amount” means, with respect to any Holder, a fraction (i) the numerator of which is the number of Preferred Shares issued to such Holder pursuant to the Securities Purchase Agreement on the Initial Issuance Date and (ii) the denominator of which is the number of Preferred Shares issued to all Holders pursuant to the Securities Purchase Agreement on the Initial Issuance Date.

(ff) “Indebtedness” means of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including, without limitation, “capital leases” in accordance with United States generally accepted accounting principles consistently applied for the periods covered thereby (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with United States generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, deed of trust, lien, pledge, charge, security interest or other encumbrance of any nature whatsoever in or upon any property or assets (including accounts and contract rights) with respect to any asset or property owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

(gg) “Intellectual Property Rights” means, with respect to the Company and its Subsidiaries, all of their rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor.

(hh) “Liquidation Event” means, whether in a single transaction or series of transactions, the voluntary or involuntary liquidation, dissolution or winding up of the Company or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Company and its Subsidiaries, taken as a whole.

(ii) “New Subsidiary” means, as of any date of determination, any Person in which the Company after the Subscription Date, directly or indirectly, (i) owns or acquires any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, “New Subsidiaries.”

(jj) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(kk) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(ll) “Permitted Indebtedness” means (i) Indebtedness set forth on Schedule 3(s) to the Securities Purchase Agreement, as in effect as of the Subscription Date, and (ii) Indebtedness secured by Permitted Liens or unsecured but as described in clauses (iv) and (v) of the definition of Permitted Liens.

(mm) “Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens (A) upon or in any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or Indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, in either case, with respect to Indebtedness in an aggregate amount not to exceed $100,000, (v) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clause (iv) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, and (vi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods, (vii) Liens arising from judgments, decrees or attachments in circumstances not constituting a Triggering Event under Section 5(a)(ix).

(nn) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(oo) “Preferred Warrants” has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all warrants issued in exchange therefor or replacement thereof.

(pp) “Principal Market” means the Nasdaq Capital Market.

(qq) “Registration Rights Agreement” means that certain registration rights agreement, dated as of the Closing Date, by and among the Company and the initial holders of the Preferred Shares relating to, among other things, the registration of the resale of the Preferred Shares, the Common Stock issuable upon conversion of the Preferred Shares or otherwise pursuant to the terms of this Certificate of Designations and exercise of the Common Warrants, as may be amended from time to time.

(rr) “SEC” means the United States Securities and Exchange Commission or the successor thereto.

(ss) “Securities Purchase Agreement” means that certain securities purchase agreement by and among the Company and the initial holders of Preferred Shares, dated as of the Subscription Date, as may be amended from time in accordance with the terms thereof.

(tt) “Stated Value” shall mean, with respect to any given Preferred Share, the sum of (x) $1,000 per Preferred Share, and (y) the aggregate amount of any Capitalized Dividends per such Preferred Share, in each case, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, subdivisions or other similar events occurring after the Initial Issuance Date with respect to the Preferred Shares.

(uu) “Subscription Date” means March 30, 2023.

(vv) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(ww) “Subsidiaries” means, as of any date of determination, collectively, all Current Subsidiaries and all New Subsidiaries, and each of the foregoing, individually, a “Subsidiary.”

(xx) “Successor Entity” means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(yy) “Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the applicable Holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(zz) “Transaction Documents” means the Securities Purchase Agreement, this Certificate of Designations, the Preferred Warrants, the Common Warrants and each of the other agreements and instruments entered into or delivered by the Company or any of the Holders in connection with the transactions contemplated by the Securities Purchase Agreement, all as may be amended from time to time in accordance with the terms thereof.

(aaa) “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded), during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg through its “VAP” function (set to 09:30 start time and 16:00 end time) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. If the Company and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 23. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

(bbb) “Warrant Common Shares” means, collectively, the shares of Common Stock issuable upon exercise of the Common Warrants.

(ccc) “Warrant Preferred Shares” means, collectively, the Preferred Shares issuable upon exercise of the Preferred Warrants.

32. Disclosure. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Certificate of Designations, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall within one (1) Business Day of such receipt or prior to (or simultaneous with) such delivery, as applicable, publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to such Holder explicitly in writing in such notice (or immediately upon receipt of notice from such Holder, as applicable), and in the absence of any such written indication in such notice (or notification from the Company immediately upon receipt of notice from such Holder), such Holder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries. If the Company or any of its Subsidiaries provides material non-public information to a Holder that is not simultaneously filed in a Current Report on Form 8-K and such Holder has not agreed to receive such material non-public information, the Company hereby covenants and agrees that such Holder shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to any of the foregoing not to trade on the basis of, such material non-public information. Nothing contained in this Section 32 shall limit any obligations of the Company, or any rights of any Holder, under Section 4(i) of the Securities Purchase Agreement.

* * * * *

IN WITNESS WHEREOF, the Company has caused this Certificate of Designations of Series F Convertible Preferred Stock of Oblong, Inc to be signed by its Chief Executive Officer on this [•] day of [•], 2025.

OBLONG, INC.

By:
Name:
Title:

EXHIBIT I

OBLONG, INC.

CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of the Series F Convertible Preferred Stock of Oblong, Inc (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series F Convertible Preferred Stock, $0.0001 par value per share (the “Preferred Shares”), of Oblong, Inc a Nevada corporation (the “Company”), indicated below into shares of common stock, $0.0001 value per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion:

Aggregate number of Preferred Shares to be converted

Aggregate Stated Value of such Preferred Shares to be converted:

Aggregate accrued and unpaid Dividends with respect to such Preferred Shares, accrued and unpaid Late Charges with respect to such Preferred Shares and such Aggregate Dividends and Late Charges to be converted:

AGGREGATE CONVERSION AMOUNT TO BE CONVERTED:

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

[ ]	If this Conversion Notice is being delivered with respect to an Alternate Conversion, check here if Holder is electing to use the following Alternate Conversion Price:____________

Please issue the Common Stock into which the applicable Preferred Shares are being converted to Holder, or for its benefit, as follows:

[ ]	Check here if requesting delivery as a certificate to the following name and to the following address:
Issue to:

[ ]	Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:

DTC Number:

Account Number:

Date: _____________ __, __________

______________________________

Name of Registered Holder

By: ____________________________

Name:

Title:

Tax ID:_____________________

Facsimile:___________________

E-mail Address:

EXHIBIT II

ACKNOWLEDGMENT

The Company hereby (a) acknowledges this Conversion Notice, (b) certifies that the above indicated number of shares of Common Stock [are][are not] eligible to be resold by the Holder either (i) pursuant to Rule 144 (subject to the Holder’s execution and delivery to the Company of a customary 144 representation letter) or (ii) an effective and available registration statement and (c) hereby directs _________________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _____________, 2023 from the Company and acknowledged and agreed to by ________________________.

OBLONG, INC.

By:
Name:
Title:

ANNEX D

BYLAWS

OF

OBLONG, INC.

(hereinafter called the “Corporation”)

ARTICLE I.

OFFICES

Section 1.1 Principal Office. The principal office and place of business of the Corporation shall be at such location as established from time to time by resolution of the board of directors of the Corporation (the “Board of Directors”).

Section 1.2 Other Offices. The Corporation may also have offices at such other places both within and without the State of Nevada as the Board of Directors may from time to time determine.

Section 1.3 Books and Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be maintained on any information storage device or method that can be converted into clearly legible paper form within a reasonable time. The Corporation shall convert any records so kept on the written request of any person entitled to inspect such records pursuant to applicable law.

ARTICLE II.

MEETINGS OF STOCKHOLDERS

Section 2.1 Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Nevada as shall be designated from time to time by the Board of Directors. The Board of Directors may determine, in its discretion, that any meeting of the stockholders may be held solely by means of electronic communication, in accordance with Section 2.12.

Section 2.2 Annual Meetings. The Annual Meetings of Stockholders for the election of directors shall be held on such date and at such time as shall be designated from time to time by the Board of Directors. Any other proper business may be transacted at the Annual Meeting of Stockholders. Each stockholder of record entitled to vote at the Annual Meeting of Stockholders shall be given written notice at least ten (10) days in advance of such Annual Meeting of Stockholders. Except as otherwise restricted by the articles of incorporation of the Corporation (as amended from time to time, the “Articles of Incorporation”) or applicable law, the Board of Directors may postpone, reschedule or cancel any Annual Meeting of Stockholders.

Section 2.3 Special Meetings. Unless otherwise required by law or by the Articles of Incorporation, Special Meetings of Stockholders, for any purpose or purposes, may be called by either (i) the Chairman of the Board or (ii) a majority of the Board of Directors. Each stockholder of record entitled to vote at any Special Meeting of Stockholders shall be given written notice at least ten (10) days in advance of such Special Meeting of Stockholders.

Section 2.4 Nature of Business at Meetings of Stockholders. No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the Company (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.4 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 2.4.

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Company.

To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

To be in proper written form, a stockholder’s notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.4; provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.4 shall be deemed to preclude discussion by any stockholder of any such business. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

Section 2.5 Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company, except as may be otherwise provided in the Articles of Incorporation with respect to the right of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Company (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.5 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 2.5.

In addition to any other requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Company.

To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting, not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

To be in proper written form, a stockholder’s notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in this Section 2.5. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

Section 2.6 Adjournments. Any meeting of the stockholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 2.7 Quorum. Unless otherwise required by law, the Articles of Incorporation or the rules of any applicable stock exchange on which the Corporation’s securities are listed, the holders of one-third (1/3) of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy (regardless of whether the proxy has authority to vote on any matter), shall constitute a quorum at all meetings of the stockholders for the transaction of business. Where a separate vote by a class or series or classes or series is required, one-third (1/3) of the voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise required by law, the Articles of Incorporation or the rules of any applicable stock exchange on which the Corporation’s securities are listed. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, in the manner provided in Section 2.5, until a quorum shall be present or represented.

Section 2.8 Voting. Unless otherwise required by law, the Articles of Incorporation or these Bylaws, any question brought before any meeting of stockholders, other than the election of directors, shall be decided by the vote of the holders of a majority of the total number of votes of the capital stock represented and entitled to vote thereat, voting as a single class. Unless otherwise provided in the Articles of Incorporation, each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy but no proxy shall be voted on or after six months from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in such officer’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

Section 2.9 List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

Section 2.10 Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 2.9 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

Section 2.11 Conduct of Meetings. The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (vi) limitations on the time allotted to questions or comments by participants.

Section 2.12. Meetings Through Remote Communications. Stockholders may participate in a meeting of the stockholders by any means of remote communications, including electronic communications, videoconferencing, teleconferencing or other available technology permitted under the Nevada Revised Statutes (as amended from time to time, the “NRS”) (including, without limitation, a telephone conference or similar method of communication by which all individuals participating in the meeting can hear each other) and utilized by the Corporation. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a stockholder and (b) provide the stockholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 2.12 constitutes presence in person at the meeting. Notwithstanding anything to the contrary in these Bylaws, a meeting of stockholders may be held solely by remote communication pursuant to and in accordance with NRS 78.320(4).

Section 2.13 Actions by Written Consent. Unless otherwise provided in the Articles of Incorporation, or these Bylaws, any action required or permitted to be taken at any Annual or Special Meeting of Stockholders may be taken without a meeting if, before or after the action, a written consent to the action is signed by stockholders holding a majority of the voting power of the Corporation or, if different, the proportion of voting power required to take the action at a meeting of stockholders.

ARTICLE III.

DIRECTORS

Section 3.1 Number and Election of Directors. The Board of Directors shall consist of not less than one nor more than fifteen members, the exact number of which shall be fixed from time to time by the Board of Directors. Except as provided in Section 3.2 of this Article III, directors shall be elected by a plurality of the votes cast at the Annual Meetings of Stockholders and each director so elected shall hold office until the next Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. Any director or the entire Board of Directors may be removed from office at any time, and only by the affirmative vote of the holders of not less than two-thirds of the voting power of the issued and outstanding capital stock of the Corporation entitled to vote in the election of directors. Any director may resign at any time upon written notice to the Corporation. Directors need not be stockholders.

Section 3.2 Vacancies. Unless otherwise required by law or the Articles of Incorporation, vacancies arising through death, resignation, removal, an increase in the number of directors or otherwise may be filled only by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

Section 3.3 Duties and Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

Section 3.4 Meetings. The Board of Directors may hold meetings, both regular and special, either within or without the State of Nevada. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman, if there be one, the President. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone or telegram on twenty-four (24) hours’ notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

Section 3.5 Quorum. Except as otherwise required by law or the Articles of Incorporation, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

Section 3.6 Actions by Written Consent. Unless otherwise provided in the Articles of Incorporation, or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

Section 3.7 Meetings by Means of Conference Telephone. Unless otherwise provided in the Articles of Incorporation, members of the Board of Directors of the Corporation, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.7 shall constitute presence in person at such meeting.

Section 3.8 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent permitted by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee shall keep regular minutes and report to the Board of Directors when required.

Section 3.9 Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director, payable in cash or securities. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE IV.

OFFICERS

Section 4.1 General. (a) The officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer. The Board of Directors, in its discretion, also may choose a Chairman of the Board of Directors (who must be a director) and one or more Executive Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law or the Articles of Incorporation. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.

(b) The President may, in his discretion, choose one or more vice presidents, who shall not be officers of the Corporation and shall not perform any policy-making function on behalf of the Corporation. The vice presidents shall have such duties and responsibilities as may be assigned to them by the President.

Section 4.2 Election. The Board of Directors, at its first meeting held after each Annual Meeting of Stockholders (or action by written consent of stockholders in lieu of the Annual Meeting of Stockholders), shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier death, resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

Section 4.3 Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President or any Executive Vice President or any other officer authorized to do so by the Board of Directors and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

Section 4.4 Chairman of the Board of Directors. The Chairman of the Board of Directors, if there be one, shall preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board of Directors shall be the Chief Executive Officer of the Corporation, unless the Board of Directors designates the President as the Chief Executive Officer, and, except where by law the signature of the President is required, the Chairman of the Board of Directors shall possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board of Directors. During the absence or disability of the President, the Chairman of the Board of Directors shall exercise all the powers and discharge all the duties of the President. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as may from time to time be assigned by these Bylaws or by the Board of Directors.

Section 4.5 President. The President shall, subject to the control of the Board of Directors and, if there be one, the Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these Bylaws, the Board of Directors or the President. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the stockholders and the Board of Directors. If there be no Chairman of the Board of Directors, or if the Board of Directors shall otherwise designate, the President shall be the Chief Executive Officer of the Corporation. The President shall also perform such other duties and may exercise such other powers as may from time to time be assigned to such officer by these Bylaws or by the Board of Directors.

Section 4.6 Executive Vice Presidents. At the request of the President or in the President’s absence or in the event of the President’s inability or refusal to act (and if there be no Chairman of the Board of Directors), the Executive Vice President, or the Executive Vice Presidents if there is more than one (in the order designated by the Board of Directors), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Executive Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Chairman of the Board of Directors and no Executive Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

Section 4.7 Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for committees of the Board of Directors when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board of Directors or the President, under whose supervision the Secretary shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest to the affixing by such officer’s signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

Section 4.8 Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of the Treasurer and for the restoration to the Corporation, in case of the Treasurer’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer’s possession or under the Treasurer’s control belonging to the Corporation.

Section 4.9 Assistant Secretaries. Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Executive Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of the Secretary’s disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

Section 4.10 Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Executive Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of the Treasurer’s disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Assistant Treasurer and for the restoration to the Corporation, in case of the Assistant Treasurer’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Assistant Treasurer’s possession or under the Assistant Treasurer’s control belonging to the Corporation.

Section 4.11 Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

ARTICLE V.

STOCK

Section 5.1 Form of Certificates. The shares of stock of the Corporation shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock. The certificates representing shares of stock of each class shall be signed in the name of the Corporation (i) by the Chairman of the Board of Directors, the President or an Executive Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, and certify the number of shares owned by such stockholder in the Corporation.

Section 5.2 Signatures. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 5.3 Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or the owner’s legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificate.

Section 5.4 Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation, and (i) in the case of certificated shares of stock, only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer, which shall be cancelled before a new certificate shall be issued, and payment of all necessary transfer taxes or (ii) in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney lawfully constituted in writing, and upon payment of all necessary transfer taxes and compliance with appropriate procedures for transferring shares in uncertificated form; provided, however, that such surrender and endorsement, compliance or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

Section 5.5 Record Date.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; providing, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in this State, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolutions taking such prior action.

(c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 5.6 Record Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

ARTICLE VI.

NOTICES

Section 6.1 Notices. Whenever written notice is required by law, the Articles of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at such person’s address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, telex or cable.

Section 6.2 Waivers of Notice. Whenever any notice is required by law, the Articles of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting, present in person or represented by proxy, shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

ARTICLE VII.

GENERAL PROVISIONS

Section 7.1 Dividends. Dividends upon the capital stock of the Corporation, subject to the requirements of the NRS and the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting of the Board of Directors (or any action by written consent in lieu thereof in accordance with Section 3.6 of Article III hereof), and may be paid in cash, in property, or in shares of the Corporation’s capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

Section 7.2 Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 7.3 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 7.4 Corporate Seal. The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise. Except as otherwise specifically provided in these Bylaws, any officer of the Corporation shall have the authority to affix the seal to any document requiring it.

ARTICLE VIII.

INDEMNIFICATION

Section 8.1 Power to Indemnify in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation. Subject to Section 8.3 of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502 and 78.751), as the same exists or may hereafter be amended or supplemented (but, in the case of any such amendment or supplement, only to the extent that such amendment or supplement permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment or supplement), or by any successor thereto, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

Section 8.2 Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Section 8.3 of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502 and 78.751), as the same exists or may hereafter be amended or supplemented (but, in the case of any such amendment or supplement, only to the extent that such amendment or supplement permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment or supplement), or by any successor thereto, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Section 8.3 Authorization of Indemnification. Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 8.1 or Section 8.2 of this Article VIII, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders. Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

Section 8.4 Good Faith Defined. For purposes of any determination under Section 8.3 of this Article VIII, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term “another enterprise” as used in this Section 8.4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 8.4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 8.1 or 8.2 of this Article VIII, as the case may be.

Section 8.5 Non-Exclusivity of Indemnification Rights. The rights of indemnification set out in this Article VIII shall be in addition to and not exclusive of any other rights to which any indemnitee may be entitled under the Articles of Incorporation, Bylaws, any other agreement with the Corporation, any action taken by the directors or stockholders of the Corporation, or otherwise. The indemnification provided under this Article VIII shall inure to the benefit of the heirs, executors, and administrators of an indemnitee.

Section 8.4 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VIII.

Section 8.5 Certain Definitions. For purposes of this Article VIII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.

Section 8.6 Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 8.7 Limitation on Indemnification. Notwithstanding anything contained in this Article VIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 8.5 hereof), the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

Section 8.8 Indemnification of Employees and Agents. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VIII to directors and officers of the Corporation.

ARTICLE IX.

AMENDMENTS

Section 9.1 Amendments. In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Nevada, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation’s Bylaws. The affirmative vote of at least a majority of the entire Board of Directors shall be required to adopt, amend, alter or repeal the Corporation’s Bylaws. The Corporation’s Bylaws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least a majority of the voting power of the shares entitled to vote at an election of directors.

Section 9.2 Entire Board of Directors. As used in this Article IX and in these Bylaws generally, the term “entire Board of Directors” means the total number of directors which the Corporation would have if there were no vacancies.

OBLONG, INC. 110 16th Street, Suite 1400-1024, Denver, Colorado 80202

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OBLONG, INC.
The Board of Directors recommends you vote FOR the	For	Withhold	For All	To withhold authority to vote for any individual
following:	All	All	Except	nominee(s), mark “For All Except” and write the
1.Election of Directors	☐	☐	☐	number(s) of the nominee(s) you wish to withhold
Nominees:				on the line below.
01) Jason Adelman 04) Deborah Meredith
02) Peter Holst
03) Jonathan Schechter

The Board of Directors recommends you vote “FOR” Proposal Nos. 2, 3, and 4.	For	Against	Abstain	The Board of Directors recommends you vote to hold an advisory vote on the compensation of the named executive officers every "THREE" years.	Every Year	Every Two Years	Every Three Years	Abstain

2. Approve the proposed amendment to the Company's Equity Incentive Plan to increase the number of shares available for grant of awards by 2,000,000 shares.	☐	☐	☐	5. Approval, on an advisory basis, of the frequency with which to hold stockholder advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

3. Ratification of the appointment of EisnerAmper LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐	The Board of Directors recommends you vote “FOR” Proposal Nos. 6 and 7.		For	Against	Abstain

4. Approve the Company's redomestication to the State of Nevada by conversion.	☐	☐	☐	6. Approve, on an advisory and non-binding basis, executive compensation as described in this proxy statement.		☐	☐	☐

				7. Approval of one or more adjournments of the Annual Meeting, if necessary to solicit additional proxies if there are not sufficient votes in favor of Proposals 1, 2, 3, or 4.		☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as an attorney, executor, administrator, or other fiduciary, please give the full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and 2024 Annual Report are available at www.proxyvote.com.

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OBLONG, INC.

Annual Meeting of Stockholders

DECEMBER 17, 2025 11:30 AM MST

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Peter Holst and David Clark, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of OBLONG, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:30 AM MST on December 17, 2025, at the offices of Arnold & Porter Kaye Scholer LLP, located at 1144 Fifteenth Street, Suite 3100, Denver, Colorado 80202.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and in favor of the election of each of the director nominees.

Continued and to be signed on reverse side

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